UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3178
                                   ------------


                           AXP DISCOVERY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------

Date of reporting period:    7/31
                         --------------

AXP(R)
  Core Bond
        Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP Core Bond Fund seeks to
provide shareholders with a
high total return through current
income and capital appreciation.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      21

Notes to Financial Statements             24

Report of Independent Registered
   Public Accounting Firm                 37

Federal Income Tax Information            38

Fund Expenses Example                     41

Board Members and Officers                43

Approval of Investment Management
   Services Agreement                     46

Proxy Voting                              47

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSourceSM brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

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2 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Fund Snapshot
        AT JULY 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Jamie Jackson, CFA                        6/03               17
Scott Kirby                               6/03               19
Tom Murphy, CFA                           6/03               19

FUND OBJECTIVE

The Fund seeks high total return through current income and capital appreciation.

Inception dates by class
A: 6/19/03    B: 6/19/03   C: 6/19/03   I: 3/4/04    Y: 6/19/03

Ticker symbols by class
A: ACBAX      B: --        C: --        I: ABDIX     Y: --

Total net assets                                         $165.6 million

Number of holdings                                                  280

Weighted average life(1)                                      6.1 years

Effective duration(2)                                         3.8 years

Weighted average bond rating(3)                                     AA+

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Mortgage-Backed
Securities 36.1%
U.S. Government Obligations
& Agencies 26.1%
Corporate Bonds* 18.3%
CMBS/ABS** 11.9%
Short-Term Securities 5.3%
Foreign Government 2.3%

  * Includes 9.0% Financials, 4.9% Telecommunication, 1.7% Utilities, 1.4% Industrials, 0.6% Health Care, 0.3% Consumer Staples, 0.3% Energy and 0.1% Consumer Discretionary.

 **  Commercial Mortgage-Backed/Asset-Backed Securities

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

AAA bonds                                                       79.2%
AA bonds                                                         6.7
A bonds                                                          5.0
BBB bonds                                                        9.1
Non-investment grade bonds                                        --

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Fund holdings are subject to change.

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3 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Performance Summary

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005

                      +4.32%          +4.79%       +4.95%

+4.32% = AXP Core Bond Fund Class A (excluding sales charge)
+4.79% = Lehman Brothers Aggregate Bond Index (unmanaged)
+4.95% = Lipper Intermediate Investment Grade Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                  Class A               Class B                Class C            Class I          Class Y
(Inception dates)                (6/19/03)             (6/19/03)              (6/19/03)          (3/4/04)         (6/19/03)
                                                             After                   After
                            NAV(1)    POP(2)      NAV(1)    CDSC(3)       NAV(1)    CDSC(4)       NAV(5)           NAV(6)
at July 31, 2005
1 year                      +4.32%    -0.64%      +3.56%    -1.44%        +3.55%    +2.55%        +4.58%           +4.49%
Since inception             +1.82%    -0.50%      +1.07%    -0.78%        +1.06%    +1.06%        +2.70%           +1.97%

at June 30, 2005
1 year                      +6.17%    +1.13%      +5.27%    +0.27%        +5.27%    +4.27%        +6.32%           +6.12%
Since inception             +2.31%    -0.12%      +1.56%    -0.38%        +1.55%    +1.55%        +3.51%           +2.42%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team discusses AXP Core Bond Fund's positioning and results for the fiscal year ended July 31, 2005.

At July 31, 2005, approximately 68% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Funds, a group of six asset allocation funds managed by RiverSource Investments, LLC* (RiverSource Investments). As a result, AXP Core Bond Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 30, Class I capital share transaction for related activity during the most recent fiscal period). RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Core Bond Fund may experience increased expenses as it buys and sells securities to satisfy purchases and redemptions from AXP Portfolio Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 29 and 41.

Q:  How did AXP Core Bond Fund perform for the 12 months ended July 31, 2005?

A: AXP Core Bond Fund rose 4.32% (Class A shares, excluding sales charge) for the 12 months ended July 31, 2005. This underperformed the Fund's benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), which advanced 4.79%. The Fund's peer group, as represented by the Lipper Intermediate Investment Grade Index, gained 4.95% for the same time frame.

Q:  What market conditions were present during the fiscal year?

A: Overall, the fixed income yield curve flattened by approximately 200 basis points over the fiscal year, with long-term rates falling more than 70 basis points while short-term rates rose by an equal or greater amount. The Federal Reserve Board (the Fed) raised its targeted federal * Prior to Oct. 1, 2005, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) served as investment manager to the AXP mutual funds.

SEC YIELDS

At July 31, 2005 by class
A: 3.37%      B: 2.79%     C: 2.78%     I: 3.79%     Y: 3.69%

At June 30, 2005 by class
A: 3.31%      B: 2.73%     C: 2.73%     I: 3.73%     Y: 3.64%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

        DURATION
SHORT     INT.    LONG
           X            HIGH
                        MEDIUM   QUANTITY
                        LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

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5 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > The Fund's performance was further boosted by a general tilt in favor of spread sector assets -- e.g., mortgages, asset-backed securities and agencies -- over U.S. Treasuries. [END CALLOUT QUOTE]

    funds rate by 200 basis points over the annual period, bringing the targeted federal funds rate to 3.25%. The dramatic reshaping of the yield curve was driven by the Fed's decision to continue tightening monetary policy a total of eight times over the annual period, putting upward pressure on short-term bond yields. In addition, the flatter yield curve was driven by what is being called "Goldilocks" economic growth -- neither too hot nor too cold, which put downward pressure on intermediate/ long-term bond yields. Strong global demand for U.S. financial assets -- notably from foreign central banks -- also apparently contributed to keeping intermediate bond yields low.

    Investment grade credit performed well for the fiscal year, but stumbled significantly in March and April 2005, as deteriorating operating and financial results at General Motors and Ford led to downgrades in the credit ratings of both companies. Though the downgrades were widely anticipated, they still spooked the market and caused investors to step back and reassess the degree to which company- or industry-specific problems could impact their holdings.

    Mortgages managed to outperform agencies over the period, but lagged commercial mortgage-backed securities (CMBS) and asset-backed securities. In general, the environment should have been positive for mortgages, as volatility declined significantly and prepayments were fairly predictable. Offsetting these positives, however, were important changes in the marginal demand for mortgages. First, the agencies, such as Fannie Mae and Freddie Mac, began to materially shrink their portfolio of mortgage-backed securities in response to increased oversight from Congress. Also, the dramatic flattening of the yield curve lessened the incentive for banks and other financers to borrow via short rates and invest in longer maturities. Both of these factors reduced the marginal demand for mortgage-backed securities and caused them to turn in good, but not excellent, performance over the annual period in spite of generally favorable conditions.

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6 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > Economic growth continues to support our thesis of modestly higher inflation and a Fed that is biased to tighten rates significantly higher than prevailing levels and market expectations. [END CALLOUT QUOTE]

Q:  What factors most significantly affected the Fund's performance?

A: The Fund modestly lagged the Lehman Index, primarily due to its positioning within the mortgage sector. The Fund maintained a defensive profile within the mortgage sector of premium coupon securities and bonds that we believed would hold their values as rates migrated higher. However, the path to higher rates was quite gradual during the annual period, and notably longer maturity yields were essentially unchanged during the 12 months. These factors supported mortgage valuations over the period, and our defensive positioning did not provide a significant performance advantage.

    On the positive side, the Fund maintained a shorter duration stance than the Lehman Index throughout the period, as we believed interest rates were headed higher as the economy gained traction and the Fed continued to tighten monetary policy in response. The Fund's duration was 3.79 years as of July 31, 2005. In addition, for the first half of the fiscal year, the portfolio's interest rate positioning favored a blend of longer maturity securities and cash over short- to intermediate-term securities. As the yield curve flattened through the second half of the period, with short-term rates rising more than long-term rates, the portfolio benefited from this strategy. Both duration and yield curve positioning had a materially positive effect on portfolio performance during the period.

    The Fund's performance was further boosted by a general tilt in favor of spread sector assets -- e.g., mortgages, asset-backed securities and agencies -- over U.S. Treasuries. For most of the fiscal year, the portfolio maintained a significant allocation to high quality CMBS and asset-backed securities. The portfolio also had a sizable exposure to investment grade corporate bonds for most of the fiscal year, though we varied the allocation tactically in response to changing valuations within the sector and our view of relative value across sectors. Strong issue selection within investment grade corporates also helped the Fund's

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7 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

    results, as we sought to exploit attractive relative-value relationships across industries and across the investment grade quality spectrum.

    Finally, the Fund's returns were helped by a modest position in nondollar bonds. We managed the portfolio's exposure to nondollar bonds tactically throughout the period, successfully finding good entry points to add value as the U.S. dollar weakened in the latter half of 2004 but fully regained its ground in the first seven months of 2005. Remember, as the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: While we kept the Fund's duration shorter than the Lehman Index throughout the period, we made minor tactical adjustments to portfolio duration based on prevailing rates and our assessment of their distance from fair value.

    As the yield curve flattened dramatically, we also removed some of the Fund's yield curve flattening bias and reduced the portfolio's sensitivity to changes in interest rates by adjusting exposure to be more evenly distributed across the yield curve. In our view, the yield curve flattening had largely run its course, and the portfolio's flattening bias had worked well, but was no longer an attractive risk/reward trade.

    The Fund's positioning in the spread sectors remained generally unchanged. However, toward the end of the fiscal year, we increased allocations to industries where we saw good value and strong fundamentals, such as electrics and brokers. Generally, we continued to favor more conservative alternatives, such as AAA-rated CMBS, asset-backed securities and structured mortgage product, which, in our view, offer attractive yield as well as the kind of defensive characteristics we want in the current market environment.

    In all, the Fund's portfolio turnover was high but added value to the portfolio. A significant portion of the Fund's 313% turnover rate this past fiscal year was the result of "roll" transactions in liquid derivatives and U.S. Treasury notes. In the derivative securities, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. For U.S. Treasury notes, existing holdings are sold and newly minted securities with better liquidity are purchased. These transactions affect the Fund's turnover rate but do not change the risk exposure or result in material transaction costs.

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8 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to maintain the Fund's duration shorter than that of the Lehman Index for the near term. Economic growth continues to support our thesis of modestly higher inflation and a Fed that is biased to tighten rates significantly higher than prevailing levels and market expectations. With the growth story unfolding as anticipated, any further rise in inflation could be a catalyst to significantly higher yields. The Fund's duration positioning is expressed fairly evenly across the yield curve; we anticipate that the yield curve has flattened to near fair value and the move to higher yields going forward may be more parallel in nature. Indeed, if the yield curve were to flatten materially from here, we would likely re-position the portfolio for a steeper yield curve ahead.

    In the spread sectors, we intend to cautiously increase the Fund's allocation to investment grade credit. Both technical and fundamental factors seem to be supportive of credit spreads, though, importantly, we continue to be very selective in adding names to the portfolio. We intend to maintain the Fund's sizable position in CMBS and asset-backed securities, while in mortgages, we plan to remain defensively positioned, emphasizing premium coupons, 15-year mortgages and attractive structural attributes. Our goal is to maintain an attractive yield profile while expressing a defensive view on mortgage spreads generally.

    We intend to maintain the Fund's modest position in nondollar bonds. Despite the U.S. dollar's significant rally in the first half of 2005, we believe the currency will likely slowly weaken going forward. Although the dollar's pressured path may experience fits and starts with short-lived periods of currency strength, we expect the currency's structural problems to continue.

    We will continue to monitor inflation numbers, as they remain a key indicator for the economy in the coming months. As always, we maintain a disciplined focus on individual security selection, with a goal of having greater positions than the Lehman Index in securities that offer the greatest potential for outperforming the Fund's benchmark.

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9 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Core Bond Fund Class A shares (from 7/1/03 to 7/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended        Income    capital gains    capital gains     Total
July 31, 2005             $0.32          $--            $--           $0.32
July 31, 2004              0.26           --             --            0.26
July 31, 2003(1)           0.02           --             --            0.02

(1) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

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10 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP CORE BOND FUND

AXP Core Bond Fund Class A (includes sales charge) ($9,894)    $ 9,525   $9,114   $ 9,484  $ 9,894
Lehman Brothers Aggregate Bond Index(1) ($10,617)              $10,000   $9,664   $10,132  $10,617
Lipper Intermediate Investment Grade Index(2) ($10,653)        $10,000   $9,663   $10,151  $10,653
                                                                7/1/03    7/03      7/04     7/05

COMPARATIVE RESULTS

Results at July 31, 2005                                            Since
                                                       1 year   inception(3)
AXP Core Bond Fund (includes sales charge)
Class A  Cumulative value of $10,000                   $9,936     $9,894
         Average annual total return                   -0.64%     -0.50%
Lehman Brothers Aggregate Bond Index(1)
         Cumulative value of $10,000                  $10,479    $10,617
         Average annual total return                   +4.79%     +2.91%
Lipper Intermediate Investment Grade Index(2)
         Cumulative value of $10,000                  $10,495    $10,653
         Average annual total return                   +4.95%     +3.08%

Results for other share classes can be found on page 4.

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from June 19, 2003. Lehman Brothers Aggregate Bond Index and Lipper peer group data is from July 1, 2003.

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11 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Core Bond Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (97.7%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign Agencies (0.5%)
Pemex Project Funding Master Trust
   12-15-15               5.75%              $880,000(c,d)            $862,840

Sovereign (1.9%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00              1,241,000(c)             1,583,110
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50                581,000(c)             1,065,177
United Mexican States
   09-27-34               6.75                445,000(c)               469,030
Total                                                                3,117,317

U.S. Government Obligations & Agencies (27.0%)
Federal Home Loan Bank
   09-22-05               2.13              1,075,000                1,072,663
   08-11-06               3.25              3,250,000                3,221,693
   06-14-13               3.88              1,260,000                1,206,940
Federal Home Loan Mtge Corp
   09-15-06               3.63              1,725,000                1,715,283
   06-15-08               3.88              3,305,000                3,272,479
   03-18-09               3.76                485,000                  475,256
   07-12-10               4.13              2,921,000                2,883,185
Federal Natl Mtge Assn
   05-15-07               3.88                700,000                  696,290
   05-15-08               6.00                830,000                  867,103
   02-15-09               3.25              1,365,000                1,316,091
   04-15-14               4.13                515,000                  499,388
U.S. Treasury
   08-31-05               2.00                470,000                  469,503
   11-15-05               5.75              3,000,000                3,018,399
   12-31-05               1.88              2,430,000                2,412,630
   11-30-06               2.88                925,000                  912,029
   02-15-08               3.38              1,055,000                1,037,897
   06-15-10               3.63                  5,000                    4,890
   07-15-10               3.88              1,285,000                1,270,644
   05-15-15               4.13              1,955,000                1,930,258
   08-15-23               6.25              6,463,000(m)             7,793,214
   02-15-26               6.00              5,433,000                6,469,513

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

U.S. Government Obligations & Agencies (cont.)
U.S. Treasury (cont.)
   02-15-31               5.38%              $315,000                 $357,943
U.S. Treasury Inflation-Indexed Bond
   01-15-15               1.63              1,680,014(g)             1,642,558
Total                                                               44,545,849

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (12.3%)
AAA Trust
  Series 2005-2 Cl A1
   11-26-35               3.56              1,075,886(d,h)           1,074,616
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76                150,000(d,k)             146,405
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                175,000(k)               173,004
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98                200,000(k)               196,656
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05                600,000(k)               595,405
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29                350,000(d,k)             343,602
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               4.88                225,000                  228,075
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89                238,669                  240,176
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40               4.00                439,881                  426,707
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                325,000                  321,795
  Series 2004-PWR6 Cl A6
   11-11-41               4.83                275,000                  272,594
  Series 2004-T16 Cl A3
   02-13-46               4.03                150,000                  146,297
  Series 2005-PWR8 Cl A1
   06-11-41               4.21                445,082                  441,410

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46%              $166,439(d)              $165,375
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84                200,000                  194,037
  Series 2005-1 Cl A4
   07-15-09               4.05                400,000                  400,608
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08                300,000                  297,399
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35                150,000                  149,409
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15                765,152(d)               757,003
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49                330,493                  328,201
  Series 2004-C1 Cl A2
   01-15-37               3.52                175,000                  169,614
Federal Natl Mtge Assn #385717
   11-01-12               4.84                483,218                  485,687
Federal Natl Mtge Assn #386558
   10-01-10               4.85                489,025                  491,321
Federal Natl Mtge Assn #386599
   11-01-10               4.47                105,647                  104,610
Federal Natl Mtge Assn #735029
   09-01-13               5.28                495,086                  508,854
Franklin Auto Trust
  Series 2004-1 Cl A3 (MBIA)
   03-15-12               4.15                100,000(k)                99,332
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56                255,734                  261,166
  Series 2004-C2 Cl A2
   03-10-40               4.12                150,000                  146,418
  Series 2005-C1 Cl A5
   06-10-48               4.77                400,000                  395,463
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55                300,000                  295,372
  Series 2005-C1 Cl A1
   05-10-43               4.21                247,565                  244,860

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A1
   08-10-42               3.92%              $185,712                 $183,660
GS Mtge Securities
  Series 2005-GG4 Cl A1
   07-10-39               4.37                373,151                  370,305
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                200,000                  197,710
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37                229,750                  227,915
  Series 2003-CB6 Cl A2
   07-12-37               5.26                100,000                  102,594
  Series 2003-LN1 Cl A1
   10-15-37               4.13                228,420                  223,044
  Series 2003-ML1A Cl A1
   03-12-39               3.97                184,204                  179,608
  Series 2004-C2 Cl A2
   05-15-41               5.26                325,000(h)               330,947
  Series 2004-CBX Cl A3
   01-12-37               4.18                150,000                  147,004
  Series 2004-CBX Cl A5
   01-12-37               4.65                250,000                  247,365
  Series 2005-CB11 Cl A3
   08-12-37               5.20                325,000                  331,754
  Series 2005-LDP2 Cl A1
   07-15-42               4.33                370,639                  369,823
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26               4.56                200,000                  198,129
  Series 2002-C4 Cl A5
   09-15-31               4.85                500,000                  500,778
  Series 2003-C8 Cl A2
   11-15-27               4.21                500,000                  492,835
  Series 2003-C8 Cl A3
   11-15-27               4.83                300,000                  300,051
  Series 2004-C2 Cl A3
   03-15-29               3.97                225,000                  214,351
  Series 2004-C4 Cl A3
   06-15-29               4.99                175,000(h)               178,757
  Series 2004-C6 Cl A2
   08-15-29               4.19                325,000                  318,471
  Series 2004-C6 Cl A4
   08-15-29               4.58                100,000                   99,176
  Series 2004-C7 Cl A2
   10-15-29               3.99                250,000                  243,145

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
LB-UBS Commercial Mtge Trust (cont.)
  Series 2004-C8 Cl A2
   12-15-29               4.20%              $350,000                 $343,466
  Series 2005-C3 Cl A1
   07-15-30               4.39                246,754                  245,997
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                225,000(k)               222,428
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   05-12-43               4.22                326,450                  323,480
Metris Master Trust
  Series 2004-2 Cl M
   10-20-10               3.82                150,000(h)               150,143
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                200,000                  196,422
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                250,000                  246,490
  Series 2004-IQ8 Cl A2
   06-15-40               3.96                162,389                  159,991
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                100,000                   98,731
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54                300,000                  296,535
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49                170,000                  168,129
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67                283,343                  274,411
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                 39,059(k)                38,991
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03-12-10               4.05                500,000(k)               496,935
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38                350,000                  345,620
  Series 2005-C16 Cl A3
   10-15-41               4.62                350,000                  346,218

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
WFS Financial Owner Trust
  Series 2004-1 Cl D
   08-22-11               3.17%              $229,165                 $226,823
  Series 2004-3 Cl A3
   03-17-09               3.30                200,000                  197,563
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54                400,000                  395,528
Total                                                               20,332,794

Mortgage-Backed Securities (37.3%)(f,l)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.28                304,874(e)               306,684
  Series 2005-3 Cl 7A1
   07-25-35               5.10                189,852(e)               189,531
Banc of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34               4.14                198,103(e)               193,236
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                150,202                  151,422
  Series 2003-11 Cl 4A1
   01-25-19               4.75                245,103                  241,848
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01-25-35               5.03                505,107(e)               501,464
  Series 2004-12 Cl 3A1
   02-25-35               5.19                397,405(e)               397,965
Chaseflex Trust
  Series 2005-2 Cl 2A1
   06-25-35               6.00              1,952,552                1,981,846
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                225,697                  222,852
  Series 2004-28CB Cl 6A1
   01-25-35               6.00              2,032,594                2,064,462
  Series 2005-6CB Cl 1A1
   04-25-35               7.50                404,474                  420,467
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.64                149,797(e)               146,861
  Series 2005-R2 Cl 2A1
   06-25-35               7.00                559,286                  585,646
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.42                148,785(e)               145,346

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   01-15-18               6.50%              $251,263                 $265,620
   02-15-27               5.00                200,000                  200,238
   10-15-27               5.00              1,125,000                1,130,920
   06-15-28               5.00                700,000                  704,576
   12-15-28               5.50                395,000                  400,395
   02-15-33               5.50                208,331                  213,064
  Interest Only
   07-15-17               0.92                698,911(i)                80,207
   07-01-21               8.00                700,000(i)               120,330
   10-15-22              20.00                277,572(i)                17,843
  Principal Only
   07-01-21               4.60                700,000(j)               568,260
Federal Home Loan Mtge Corp #A12692
   10-01-32               6.00                251,453                  258,841
Federal Home Loan Mtge Corp #A13854
   09-01-33               6.00                196,650                  202,609
Federal Home Loan Mtge Corp #B10254
   10-01-18               5.50                636,351                  649,226
Federal Home Loan Mtge Corp #B10258
   10-01-18               5.00                101,236                  101,598
Federal Home Loan Mtge Corp #B12280
   02-01-19               5.50                346,576                  353,588
Federal Home Loan Mtge Corp #C59161
   10-01-31               6.00                214,774                  219,602
Federal Home Loan Mtge Corp #C77372
   03-01-33               6.00                407,018                  416,916
Federal Home Loan Mtge Corp #C90613
   01-01-23               5.00                198,030                  196,719
Federal Home Loan Mtge Corp #C90683
   06-01-23               5.00                204,416                  203,063
Federal Home Loan Mtge Corp #C90767
   12-01-23               6.00                205,452                  210,962
Federal Home Loan Mtge Corp #E74288
   12-01-13               6.00                273,949                  282,885
Federal Home Loan Mtge Corp #E96903
   05-01-18               5.50                478,708                  490,478
Federal Home Loan Mtge Corp #E98725
   08-01-18               5.00                241,963                  242,962
Federal Home Loan Mtge Corp #G01410
   04-01-32               7.00                472,795                  496,322
Federal Natl Mtge Assn
   08-01-20               4.50                100,000(b)                98,344
   08-01-20               5.00              1,000,000(b)             1,002,188
   08-01-20               5.50                175,000(b)               178,500
   08-01-20               6.00              1,500,000(b)             1,548,750
   09-01-35               5.00                225,000(b)               221,203

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn (cont.)
  Collateralized Mtge Obligation
   12-25-26               8.00%               $59,263                  $62,432
   08-25-29               5.50                340,000                  344,016
  Interest Only
   12-25-22               8.27                196,901(i)                27,780
   12-25-31               1.19                353,854(i)                65,774
Federal Natl Mtge Assn #252440
   05-01-29               7.00                380,688                  400,848
Federal Natl Mtge Assn #254587
   12-01-22               5.50                850,504                  861,468
Federal Natl Mtge Assn #254906
   10-01-18               4.50                338,354                  333,271
Federal Natl Mtge Assn #254916
   09-01-23               5.50                642,731                  650,809
Federal Natl Mtge Assn #255377
   08-01-34               7.00                284,135                  299,006
Federal Natl Mtge Assn #255788
   06-01-15               5.50                981,709                1,004,449
Federal Natl Mtge Assn #323715
   05-01-29               6.00                674,655                  691,052
Federal Natl Mtge Assn #493945
   04-01-29               6.50                154,175                  160,641
Federal Natl Mtge Assn #518159
   09-01-14               7.00                622,296                  651,635
Federal Natl Mtge Assn #545216
   03-01-09               5.86                383,665                  397,392
Federal Natl Mtge Assn #545868
   08-01-32               7.00                180,576                  190,865
Federal Natl Mtge Assn #555340
   04-01-33               5.50                303,321                  306,298
Federal Natl Mtge Assn #555734
   07-01-23               5.00                121,266                  120,517
Federal Natl Mtge Assn #555740
   08-01-18               4.50                233,546                  230,034
Federal Natl Mtge Assn #555794
   09-01-28               7.50                145,623                  155,625
Federal Natl Mtge Assn #582154
   05-01-31               6.50                219,791                  227,774
Federal Natl Mtge Assn #597374
   09-01-31               7.00                169,279                  179,663
Federal Natl Mtge Assn #611831
   02-01-31               7.50                 90,415                   96,509
Federal Natl Mtge Assn #615135
   11-01-16               6.00                430,540                  444,909
Federal Natl Mtge Assn #650009
   09-01-31               7.50                338,349                  361,154

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn #652752
   07-01-17               6.50%              $277,851                 $288,695
Federal Natl Mtge Assn #654208
   10-01-32               6.50                358,321                  371,066
Federal Natl Mtge Assn #661815
   10-01-32               6.00                221,773                  226,916
Federal Natl Mtge Assn #662061
   09-01-32               6.50              1,453,035                1,504,719
Federal Natl Mtge Assn #667604
   10-01-32               5.50                375,395                  377,677
Federal Natl Mtge Assn #677089
   01-01-33               5.50                945,355                  951,101
Federal Natl Mtge Assn #678028
   09-01-17               6.00                207,599                  214,529
Federal Natl Mtge Assn #681166
   04-01-32               6.50                720,296                  746,458
Federal Natl Mtge Assn #683100
   02-01-18               5.50                295,802                  302,436
Federal Natl Mtge Assn #683116
   02-01-33               6.00                404,337                  413,275
Federal Natl Mtge Assn #689026
   05-01-33               5.50              1,626,770                1,637,964
Federal Natl Mtge Assn #689093
   07-01-28               5.50                177,822                  179,069
Federal Natl Mtge Assn #704005
   05-01-33               5.50              1,542,159                1,551,109
Federal Natl Mtge Assn #705655
   05-01-33               5.00                653,410(b)               644,863
Federal Natl Mtge Assn #709093
   06-01-33               6.00                312,141                  318,955
Federal Natl Mtge Assn #709901
   06-01-18               5.00                730,564                  733,446
Federal Natl Mtge Assn #710930
   10-01-14               6.50                382,467                  397,620
Federal Natl Mtge Assn #711503
   06-01-33               5.50                176,527                  178,228
Federal Natl Mtge Assn #720006
   07-01-33               5.50                138,237                  139,039
Federal Natl Mtge Assn #720378
   06-01-18               4.50                225,013                  221,632
Federal Natl Mtge Assn #725232
   03-01-34               5.00              1,480,644                1,461,276
Federal Natl Mtge Assn #725431
   08-01-15               5.50                262,647                  268,239
Federal Natl Mtge Assn #725684
   05-01-18               6.00                519,934                  537,421
Federal Natl Mtge Assn #725719
   07-01-33               4.85                315,951(e)               315,297

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn #725737
   08-01-34               4.53%              $291,249(e)              $290,629
Federal Natl Mtge Assn #726362
   06-01-18               5.00                 81,389                   81,781
Federal Natl Mtge Assn #726940
   08-01-23               5.50                118,982                  120,099
Federal Natl Mtge Assn #735160
   12-01-34               4.40                242,604(e)               240,574
Federal Natl Mtge Assn #743347
   10-01-33               6.00                146,029                  150,601
Federal Natl Mtge Assn #743579
   11-01-33               5.50                460,332                  463,004
Federal Natl Mtge Assn #749745
   11-01-18               4.50              1,256,296                1,237,420
Federal Natl Mtge Assn #753074
   12-01-28               5.50                289,010                  291,036
Federal Natl Mtge Assn #757581
   01-01-19               5.50              1,507,509                1,538,428
Federal Natl Mtge Assn #765760
   02-01-19               5.00                360,679                  361,786
Federal Natl Mtge Assn #768296
   01-01-19               6.00                537,230                  555,181
Federal Natl Mtge Assn #775582
   05-01-34               6.50                573,556                  593,341
Federal Natl Mtge Assn #790759
   09-01-34               4.84                721,125(e)               722,785
Federal Natl Mtge Assn #794958
   10-01-19               6.00                903,863                  933,755
Federal Natl Mtge Assn #800137
   11-01-34               6.50                832,352                  861,064
Federal Natl Mtge Assn #815264
   05-01-35               5.26                983,540(e)               987,500
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.42                289,217                  292,679
  Series 2005-AA2 Cl 2A1
   04-25-35               5.44                391,800                  396,478
  Series 2005-AA3 Cl 3A1
   05-25-35               5.43                419,335                  422,572
  Series 2005-AA4 Cl B1
   06-25-35               5.39                409,849                  409,927
Govt Natl Mtge Assn
   08-01-35               5.00              1,000,000(b)               993,125
Govt Natl Mtge Assn #567717
   06-15-32               7.50                 21,173                   22,631
Govt Natl Mtge Assn #604708
   10-15-33               5.50                147,744                  149,683

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34%              $252,570(e)              $253,381
  Series 2005-AR8 Cl AX1
  Interest Only
   04-25-35               4.50             13,243,653(e,i)             163,476
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.41                172,917(e)               168,930
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19               5.00                622,256                  625,561
  Series 2004-4 Cl 2A1
   05-25-34               6.00                216,068                  219,471
  Series 2004-7 Cl 8A1
   08-25-19               5.00                233,075                  231,998
  Series 2004-8 Cl 7A1
   09-25-19               5.00                342,985                  341,315
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,263,283                1,282,342
  Series 2005-3 Cl 1A2
   04-25-35               5.50                950,000                  944,956
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-5 Cl B1
   05-25-34               4.61                174,460(e)               169,996
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                638,567                  634,996
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07                425,000(e)               421,296
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                155,822                  151,134
  Series 2005-AR11
   08-25-45               3.76                850,000(b)               850,000
  Series 2005-AR8 Cl AB1
   07-25-45               3.64                700,000(e)               700,000
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35               5.50                785,410                  785,452
  Series 2005-AR1 Cl 1A1
   02-25-35               4.56                607,298(e)               601,997
  Series 2005-AR4 Cl B1
   04-25-35               4.58                149,729(e)               145,445
Total                                                               61,678,615

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Automotive (0.1%)
Lear
  Series B
   08-01-14               5.75%              $195,000                 $174,090

Banking (4.9%)
Bank of America
   08-01-10               4.50                985,000                  978,410
Banknorth Group
  Sr Nts
   05-01-08               3.75                605,000                  595,223
Citigroup
   08-03-10               4.63              2,100,000(b)             2,102,688
  Sr Nts
   05-29-15               4.70                385,000                  378,298
KFW Intl Finance
   10-17-05               2.50                925,000(c)               922,539
M&I Marshall & Ilsley Bank
  Sub Nts
   06-16-15               4.85                375,000                  369,546
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65                780,000                  808,103
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45              1,820,000(m)             1,975,519
Total                                                                8,130,326

Diversified Manufacturing (0.9%)
Tyco Intl Group
   02-15-11               6.75              1,385,000(c)             1,516,189

Electric (1.8%)
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                215,000(m)               217,573
Dominion Resources
   06-15-35               5.95                365,000                  373,012
Exelon
   06-15-35               5.63                280,000                  275,639
Ohio Power
  Sr Nts Series H
   01-15-14               4.85                465,000                  460,671
Pacific Gas & Electric
   03-01-34               6.05                295,000                  319,335
Pacificorp
  1st Mtge
   06-15-35               5.25                185,000                  180,253

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (cont.)
Southern California Edison
  1st Mtge
   07-15-35               5.35%              $375,000                 $373,656
Westar Energy
  1st Mtge
   07-01-14               6.00                740,000                  791,332
Total                                                                2,991,471

Food and Beverage (0.3%)
Kraft Foods
   11-01-11               5.63                170,000                  177,995
   06-01-12               6.25                315,000                  340,028
Total                                                                  518,023

Health Care (0.6%)
Cardinal Health
   06-15-15               4.00              1,045,000                  950,622

Life Insurance (2.8%)
ASIF Global Financing XIX
  Secured
   01-17-13               4.90                905,000(d)               904,647
ING Security Life Institutional Funding
   01-15-10               4.25                880,000(d)               864,800
Metlife
  Sr Nts
   06-15-35               5.70                645,000                  652,737
Metropolitan Life Global Funding I
  Sr Nts
   05-05-10               4.50                470,000(d)               466,130
Pricoa Global Funding I
   01-15-10               4.20                255,000(d)               250,147
   06-25-12               4.63              1,005,000(d)               990,782
  Secured
   06-15-08               4.35                375,000(d)               373,890
Prudential Financial
   06-13-35               5.40                125,000                  121,032
Total                                                                4,624,165

Media Non Cable (0.3%)
News America
   12-15-34               6.20                525,000                  545,593

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Oil Field Services (0.3%)
Halliburton
   10-15-10               5.50%              $505,000                 $521,897

Other Financial Institutions (0.7%)
HSBC Finance
   06-30-15               5.00                960,000                  950,643
Residential Capital
   06-30-10               6.38                205,000(d)               208,399
Total                                                                1,159,042

Property & Casualty (0.1%)
Willis Group North America
   07-15-15               5.63                220,000                  218,082

Railroads (0.4%)
Union Pacific
   04-15-12               6.50                 50,000                   54,450
   05-01-14               5.38                565,000                  578,438
Total                                                                  632,888

Real Estate Investment Trust (0.7%)
Archstone-Smith Operating Trust
   05-01-15               5.25                510,000                  509,354
ERP Operating LP
   04-01-13               5.20                185,000                  185,993
Simon Property Group LP
   06-15-15               5.10                540,000(d)               529,870
Total                                                                1,225,217

Transportation Services (0.2%)
ERAC USA Finance
   05-01-15               5.60                310,000(d)               313,482

Wireless (0.2%)
US Cellular
  Sr Nts
   12-15-33               6.70                385,000                  403,937

Wirelines (4.4%)
BellSouth
   11-15-34               6.00                370,000                  385,463
SBC Communications
   06-15-34               6.45                 85,000                   93,659
Sprint Capital
   01-30-11               7.63              1,755,000                1,980,668
   11-15-28               6.88                160,000                  180,825

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wirelines (continued)
Telecom Italia Capital
   09-30-34               6.00%              $230,000(c,d)            $233,354
TELUS
   06-01-11               8.00              1,352,500(c)             1,561,651
Verizon Pennsylvania
  Series A
   11-15-11               5.65              2,840,000                2,932,699
Total                                                                7,368,319

Total Bonds
(Cost: $162,572,269)                                              $161,830,758

Short-Term Securities (5.5%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (2.5%)
Federal Home Loan Bank Disc Nt
   08-17-05               3.26%            $4,100,000               $4,092,967

Commercial Paper (3.0%)
Sheffield Receivables
   08-01-05               3.30              5,000,000(n)             4,998,625

Total Short-Term Securities
(Cost: $9,092,421)                                                  $9,091,592

Total Investments in Securities
(Cost: $171,664,690)(o)                                           $170,922,350

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,661,279.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2005, the value of foreign securities represented 5.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $8,485,342 or 5.1% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2005.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2005.

--------------------------------------------------------------------------------
19 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

(j) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at July 31, 2005.

(k) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC      --      Ambac Assurance Corporation
      FGIC       --      Financial Guaranty Insurance Company
      FSA        --      Financial Security Assurance
      MBIA       --      MBIA Insurance Corporation

(l) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at July 31, 2005:

      Security                   Principal  Settlement    Proceeds      Value
                                              amount        date     receivable
      Federal Natl Mtge Assn
         08-01-35 5.00%        $1,500,000     8-11-05  $1,486,172   $1,477,032
         08-01-35 5.50          2,800,000     8-11-05   2,824,187    2,814,000
         08-01-35 6.50          1,500,000     8-11-05   1,551,914    1,551,562

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security                                        Notional amount

      Purchase contracts
      Eurodollar, Sept. 2007, 90-day                               $2,250,000
      U.S. Long Bond, Sept. 2005, 20-year                           1,000,000

      Sale contracts
      U.S. Treasury Note, Sept. 2005, 5-year                        5,500,000
      U.S. Treasury Note, Sept. 2005, 10-year                       8,100,000

(n) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $4,998,625 or 3.0% of net assets.

(o) At July 31, 2005, the cost of securities for federal income tax purposes was $171,848,846 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $   746,913
      Unrealized depreciation                                      (1,673,409)
                                                                   ----------
      Net unrealized depreciation                                 $  (926,496)
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
20 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Core Bond Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $171,664,690)                                                                              $170,922,350
Cash in bank on demand deposit                                                                                       61,015
Capital shares receivable                                                                                           104,532
Accrued interest receivable                                                                                       1,325,537
Receivable for investment securities sold                                                                        11,205,505
                                                                                                                 ----------
Total assets                                                                                                    183,618,939
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                    15,952
Capital shares payable                                                                                               10,757
Payable for investment securities purchased                                                                      12,007,477
Unrealized depreciation on swap transactions, at value (Note 6)                                                      37,953
Accrued investment management services fee                                                                            2,448
Accrued distribution fee                                                                                                619
Accrued transfer agency fee                                                                                             142
Accrued administrative services fee                                                                                     227
Other accrued expenses                                                                                               64,761
Forward sale commitments, at value (proceeds receivable $5,862,273) (Note 1)                                      5,842,594
                                                                                                                  ---------
Total liabilities                                                                                                17,982,930
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $165,636,009
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    170,520
Additional paid-in capital                                                                                      166,198,920
Undistributed net investment income                                                                                  39,997
Accumulated net realized gain (loss) (Note 8)                                                                      (254,807)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                     (518,621)
                                                                                                                   --------
Total -- representing net assets applicable to outstanding capital stock                                       $165,636,009
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $ 39,922,457
                                                            Class B                                            $ 11,959,070
                                                            Class C                                            $    595,484
                                                            Class I                                            $113,058,521
                                                            Class Y                                            $    100,477
Net asset value per share of outstanding capital stock:     Class A shares                    4,107,510        $       9.72
                                                            Class B shares                    1,230,225        $       9.72
                                                            Class C shares                       61,240        $       9.72
                                                            Class I shares                   11,642,707        $       9.71
                                                            Class Y shares                       10,341        $       9.72
                                                                                                 ------        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Core Bond Fund

Year ended July 31, 2005
Investment income
Income:
Interest                                                                                                         $6,407,540
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                  846,872
Distribution fee
   Class A                                                                                                          153,743
   Class B                                                                                                          100,229
   Class C                                                                                                            4,566
Transfer agency fee                                                                                                  56,922
Incremental transfer agency fee
   Class A                                                                                                            4,098
   Class B                                                                                                            2,816
   Class C                                                                                                              149
Service fee -- Class Y                                                                                                   52
Administrative services fees and expenses                                                                            78,241
Compensation of board members                                                                                         9,287
Custodian fees                                                                                                       77,920
Printing and postage                                                                                                 34,392
Registration fees                                                                                                    43,907
Audit fees                                                                                                           20,000
Other                                                                                                                 9,715
                                                                                                                      -----
Total expenses                                                                                                    1,442,909
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                      (92,890)
                                                                                                                    -------
                                                                                                                  1,350,019
   Earnings credits on cash balances (Note 2)                                                                        (2,391)
                                                                                                                     ------
Total net expenses                                                                                                1,347,628
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   5,059,912
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 1,511,237
   Foreign currency transactions                                                                                     (1,542)
   Futures contracts                                                                                               (120,064)
   Swap transactions                                                                                                    438
                                                                                                                        ---
Net realized gain (loss) on investments                                                                           1,390,069
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                                23,716
                                                                                                                     ------
Net gain (loss) on investments and foreign currencies                                                             1,413,785
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $6,473,697
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Core Bond Fund

Year ended July 31,                                                                       2005                      2004
Operations and distributions
Investment income (loss) -- net                                                      $  5,059,912              $  2,033,740
Net realized gain (loss) on investments                                                 1,390,069                (1,185,751)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      23,716                 1,836,733
                                                                                           ------                 ---------
Net increase (decrease) in net assets resulting from operations                         6,473,697                 2,684,722
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
   Class A                                                                             (1,955,904)               (1,571,692)
   Class B                                                                               (250,538)                 (103,726)
   Class C                                                                                (11,398)                   (6,071)
   Class I                                                                             (2,987,931)                 (327,938)
   Class Y                                                                                 (1,757)                     (832)
                                                                                           ------                      ----
Total distributions                                                                    (5,207,528)               (2,010,259)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             18,889,670                17,901,354
   Class B shares                                                                       7,237,835                 8,828,805
   Class C shares                                                                         426,582                   248,193
   Class I shares                                                                      55,083,468                68,089,639
   Class Y shares                                                                          90,010                        --
Reinvestment of distributions at net asset value
   Class A shares                                                                         765,036                   188,844
   Class B shares                                                                         234,575                    94,378
   Class C shares                                                                          10,757                     5,273
   Class I shares                                                                       2,996,803                   307,465
   Class Y shares                                                                           1,426                       549
Payments for redemptions
   Class A shares                                                                     (45,856,136)               (4,220,799)
   Class B shares (Note 2)                                                             (3,754,245)               (2,723,199)
   Class C shares (Note 2)                                                               (229,090)                  (44,141)
   Class I shares                                                                      (8,420,186)               (5,486,181)
   Class Y shares                                                                         (20,889)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      27,455,616                83,190,180
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                28,721,785                83,864,643
Net assets at beginning of year                                                       136,914,224                53,049,581
                                                                                      -----------                ----------
Net assets at end of year                                                            $165,636,009              $136,914,224
                                                                                     ============              ============
Undistributed net investment income                                                  $     39,997              $     44,782
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Core Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation), IDS Life Insurance Company and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 68.26% of the Fund's net assets.

At July 31, 2005, Ameriprise Financial, IDS Life Insurance Company and the AXP Portfolio Builder Funds owned approximately 74% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
24 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2005, the Fund has entered into outstanding when-issued securities of $7,014,313 and other forward-commitments of $646,966.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
25 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

--------------------------------------------------------------------------------
26 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Total return swap transactions

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
27 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $142,831 and accumulated net realized loss has been increased by $142,831.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                    2005           2004
Class A
Distributions paid from:
     Ordinary income                             $1,955,904     $1,571,692
     Long-term capital gain                              --             --
Class B
Distributions paid from:
     Ordinary income                                250,538        103,726
     Long-term capital gain                              --             --
Class C
Distributions paid from:
     Ordinary income                                 11,398          6,071
     Long-term capital gain                              --             --
Class I*
Distributions paid from:
     Ordinary income                              2,987,931        327,938
     Long-term capital gain                              --             --
Class Y
Distributions paid from:
     Ordinary income                                  1,757            832
     Long-term capital gain                              --             --

* Inception date is March 4, 2004

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $ 116,705
Accumulated long-term gain (loss)                                $(138,430)
Unrealized appreciation (depreciation)                           $(695,754)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar period.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
28 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.54% to 0.415% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
29 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $184,903 for Class A, $18,010 for Class B and $62 for Class C for the year ended July 31, 2005.

For the year ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 0.94% for Class A, 1.69% for Class B, 1.69% for Class C, 0.70% for Class I and 0.78% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $51,914, $11,175, $538 and $53, respectively, and the management fees waived at the Fund level were $29,210. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $2,391 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $489,471,294 and $462,294,242, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        1,935,157        741,452       43,693       5,643,864       9,213
Issued for reinvested distributions            78,326         24,015        1,101         307,162         146
Redeemed                                   (4,698,939)      (384,565)     (23,508)       (862,057)     (2,140)
                                           ----------       --------      -------        --------      ------
Net increase (decrease)                    (2,685,456)       380,902       21,286       5,088,969       7,219
                                           ----------        -------       ------       ---------       -----

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C        Class I*     Class Y
Sold                                        1,854,537        913,497       25,633       7,092,498          --
Issued for reinvested distributions            19,530          9,754          545          32,123          57
Redeemed                                     (439,689)      (282,214)      (4,653)       (570,883)         --
                                             --------       --------       ------        --------          --
Net increase (decrease)                     1,434,378        641,037       21,525       6,553,738          57
                                            ---------        -------       ------       ---------          --

* Inception date is March 4, 2004.

--------------------------------------------------------------------------------
30 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2005, investments in securities included securities valued at $110,106 that were pledged as collateral to cover initial margin deposits on 19 open purchase contracts and 136 open sale contracts. The notional market value of the open purchase contracts at July 31, 2005 was $3,300,863 with a net unrealized loss of $12,038. The notional market value of the open sale contracts at July 31, 2005 was $14,885,907 with a net unrealized gain of $255,479. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. SWAP CONTRACTS

At July 31, 2005, the Fund had the following open total return swap contracts:

                                                                                            Unrealized
                                                                            Notional       appreciation
                                                         Termination date   principal     (depreciation)
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.55%.
Counterparty: Citigroup                                       9/01/05       $700,000         $(17,169)

Receive total return on Lehman Brothers AAA 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                      10/01/05        700,000          (11,980)

Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Citigroup                                      10/01/05        700,000           (8,804)
                                                             --------        -------           ------
Total                                                                                        $(37,953)
                                                                                             --------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

--------------------------------------------------------------------------------
31 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $138,430 at July 31, 2005, that if not offset by capital gains will expire in 2014. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.49        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .31          .26          .02
Net gains (losses) (both realized and unrealized)                               .11          .13         (.45)
                                                                              -----        -----        -----
Total from investment operations                                                .42          .39         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.32)        (.26)        (.02)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.49
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $40          $65          $51
Ratio of expenses to average daily net assets(c),(d)                           .94%         .97%         .96%(e)
Ratio of net investment income (loss) to average daily net assets             3.09%        2.61%        1.80%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               4.32%        4.06%       (4.31%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.04%, 1.06% and 2.56% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.50        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .23          .18          .01
Net gains (losses) (both realized and unrealized)                               .11          .12         (.44)
                                                                              -----        -----        -----
Total from investment operations                                                .34          .30         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.24)        (.18)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.50
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $12           $8           $2
Ratio of expenses to average daily net assets(c),(d)                          1.69%        1.74%        1.73%(e)
Ratio of net investment income (loss) to average daily net assets             2.39%        1.87%        1.37%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               3.56%        3.18%       (4.28%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.83%, 1.83% and 3.32% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.50        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .23          .18          .01
Net gains (losses) (both realized and unrealized)                               .11          .12         (.44)
                                                                              -----        -----        -----
Total from investment operations                                                .34          .30         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.24)        (.18)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.50
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $1          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          1.69%        1.72%        1.64%(e)
Ratio of net investment income (loss) to average daily net assets             2.40%        1.88%        1.51%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               3.55%        3.17%       (4.28%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.84%, 1.81% and 3.32% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004(b)
Net asset value, beginning of period                                          $9.61        $9.79
                                                                              -----        -----
Income from investment operations:
Net investment income (loss)                                                    .33          .12
Net gains (losses) (both realized and unrealized)                               .11         (.18)
                                                                              -----        -----
Total from investment operations                                                .44         (.06)
                                                                              -----        -----
Less distributions:
Dividends from net investment income                                           (.34)        (.12)
                                                                              -----        -----
Net asset value, end of period                                                $9.71        $9.61
                                                                              -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $113          $63
Ratio of expenses to average daily net assets(c),(d)                           .70%         .70%(e)
Ratio of net investment income (loss) to average daily net assets             3.42%        3.03%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%
Total return(f)                                                               4.58%        (.72%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class I would have been 0.72% and 0.73% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
35 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.49        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .32          .27          .02
Net gains (losses) (both realized and unrealized)                               .11          .13         (.45)
                                                                              -----        -----        -----
Total from investment operations                                                .43          .40         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.33)        (.27)        (.02)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.49
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                           .78%         .80%         .82%(e)
Ratio of net investment income (loss) to average daily net assets             3.36%        2.78%        2.01%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               4.49%        4.23%       (4.30%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.92%, 0.89% and 2.40% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
36 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Core Bond Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the two-year period ended July 31, 2005 and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Core Bond Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
37 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Core Bond Fund
Fiscal year ended July 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.02188
Sept. 24, 2004                                                         0.02200
Oct. 25, 2004                                                          0.02300
Nov. 24, 2004                                                          0.02491
Dec. 22, 2004                                                          0.03197
Jan. 27, 2005                                                          0.02490
Feb. 24, 2005                                                          0.02500
March 30, 2005                                                         0.02699
April 28, 2005                                                         0.02849
May 26, 2005                                                           0.02847
June 29, 2005                                                          0.02850
July 28, 2005                                                          0.02909
Total distributions                                                   $0.31520

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.01678
Sept. 24, 2004                                                         0.01605
Oct. 25, 2004                                                          0.01681
Nov. 24, 2004                                                          0.01889
Dec. 22, 2004                                                          0.02637
Jan. 27, 2005                                                          0.01759
Feb. 24, 2005                                                          0.01938
March 30, 2005                                                         0.02029
April 28, 2005                                                         0.02259
May 26, 2005                                                           0.02241
June 29, 2005                                                          0.02167
July 28, 2005                                                          0.02329
Total distributions                                                   $0.24212

--------------------------------------------------------------------------------
38 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.01654
Sept. 24, 2004                                                         0.01605
Oct. 25, 2004                                                          0.01670
Nov. 24, 2004                                                          0.01887
Dec. 22, 2004                                                          0.02641
Jan. 27, 2005                                                          0.01748
Feb. 24, 2005                                                          0.01939
March 30, 2005                                                         0.02042
April 28, 2005                                                         0.02256
May 26, 2005                                                           0.02235
June 29, 2005                                                          0.02164
July 28, 2005                                                          0.02328
Total distributions                                                   $0.24169

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                          0.02365
Sept. 24, 2004                                                         0.02405
Oct. 25, 2004                                                          0.02521
Nov. 24, 2004                                                          0.02695
Dec. 22, 2004                                                          0.03391
Jan. 27, 2005                                                          0.02753
Feb. 24, 2005                                                          0.02702
March 30, 2005                                                         0.02919
April 28, 2005                                                         0.03016
May 26, 2005                                                           0.02980
June 29, 2005                                                          0.03072
July 28, 2005                                                          0.03100
Total distributions                                                   $0.33919

--------------------------------------------------------------------------------
39 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.02303
Sept. 24, 2004                                                         0.02325
Oct. 25, 2004                                                          0.02432
Nov. 24, 2004                                                          0.02624
Dec. 22, 2004                                                          0.03320
Jan. 27, 2005                                                          0.02640
Feb. 24, 2005                                                          0.02623
March 30, 2005                                                         0.02850
April 28, 2005                                                         0.02975
May 26, 2005                                                           0.02907
June 29, 2005                                                          0.02995
July 28, 2005                                                          0.03032
Total distributions                                                   $0.33026

--------------------------------------------------------------------------------
40 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
41 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

                                                       Beginning           Ending              Expenses
                                                     account value      account value         paid during      Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class A
     Actual(b)                                          $1,000            $1,006.50            $4.62(c)            .94%
     Hypothetical (5% return before expenses)           $1,000            $1,019.91            $4.66(c)            .94%
Class B
     Actual(b)                                          $1,000            $1,002.80            $8.35(c)           1.70%
     Hypothetical (5% return before expenses)           $1,000            $1,016.18            $8.40(c)           1.70%
Class C
     Actual(b)                                          $1,000            $1,002.80            $8.35(c)           1.70%
     Hypothetical (5% return before expenses)           $1,000            $1,016.18            $8.40(c)           1.70%
Class I
     Actual(b)                                          $1,000            $1,007.70            $3.45(c)            .70%
     Hypothetical (5% return before expenses)           $1,000            $1,021.09            $3.47(c)            .70%
Class Y
     Actual(b)                                          $1,000            $1,007.30            $3.84(c)            .78%
     Hypothetical (5% return before expenses)           $1,000            $1,020.70            $3.86(c)            .78%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +0.65% for Class A, +0.28% for Class B, +0.28% for Class C, +0.77% for Class I and +0.73% for Class Y.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.89% for Class A; 1.65% for Class B; 1.66% for Class C; 0.59% for Class I and 0.73% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended July 31, 2005, the actual expenses paid would have been $4.38 for Class A, $8.10 for Class B, $8.15 for Class C, $2.90 for Class I and $3.59 for Class Y; the hypothetical expenses paid would have been $4.41 for Class A, $8.16 for Class B, $8.21 for Class C, $2.92 for Class I and $3.62 for Class Y.

--------------------------------------------------------------------------------
42 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                      Position held     Principal occupation   Other directorships
                                        with Fund and     during past five
                                        length of         years
                                        service
--------------------------------------- ----------------- ---------------------- --------------------------------
Arne H. Carlson                         Board member      Chair, Board
901 S. Marquette Ave.                   since 1999        Services Corporation
Minneapolis, MN 55402                                     (provides
Age 70                                                    administrative
                                                          services to boards).
                                                          Former Governor
                                                          of Minnesota
--------------------------------------- ----------------- ---------------------- --------------------------------
Philip J. Carroll, Jr.                  Board member      Retired Chairman and   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                   since 2002        CEO, Fluor Corporation Materials Company, Inc.
Minneapolis, MN 55402                                     (engineering and       (construction
Age 67                                                    construction) since     materials/chemicals)
                                                          1998
--------------------------------------- ----------------- ---------------------- --------------------------------
Livio D. DeSimone*                      Board member      Retired Chair of the   Cargill, Incorporated
30 Seventh Street East                  since 2001        Board and              (commodity merchants and
Suite 3050 St. Paul, MN                                   Chief Executive        processors), General Mills,
55101-4901                                                Officer, Minnesota     Inc. (consumer foods), Vulcan
Age 71                                                    Mining and             Materials Company (construction
                                                          Manufacturing (3M)     materials/chemicals), Milliken &
                                                                                 Company (textiles and chemicals),
                                                                                 and Nexia Biotechnologies, Inc.
--------------------------------------- ----------------- ---------------------- --------------------------------
Patricia M. Flynn                       Board member      Trustee Professor of   BostonFed Bancorp, Inc.
901 S. Marquette Ave.                   since 2004        Economics and          (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley    subsidiary Boston Federal
Age 54                                                    College since 2002;    Savings Bank
                                                          former Dean,
                                                          McCallum Graduate
                                                          School of Business,
                                                          Bentley College from
                                                          1999 to 2002
--------------------------------------- ----------------- ---------------------- --------------------------------
Anne P. Jones                           Board member      Attorney and
901 S. Marquette Ave.                   since 1985        Consultant
Minneapolis, MN 55402
Age 70
--------------------------------------- ----------------- ---------------------- --------------------------------
Stephen R. Lewis, Jr.                   Board member      Retired President      Valmont Industries, Inc.
901 S. Marquette Ave.                   since 2002        and Professor of       (manufactures irrigation
Minneapolis, MN 55402                                     Economics, Carleton    systems)
Age 66                                                    College
--------------------------------------- ----------------- ---------------------- --------------------------------

* Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

--------------------------------------------------------------------------------
43 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Catherine James Paglia                 Board member       Director, Enterprise   Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004         Asset Management,      (transportation, distribution
Minneapolis, MN 55402                                     Inc. (private real     and logistics consultants)
Age 52                                                    estate and asset
                                                          management company)
                                                          since 1999
-------------------------------------- ------------------ ---------------------- --------------------------------
Alan K. Simpson                        Board member       Former three-term
1201 Sunshine Ave.                     since 1997         United States
Cody, WY 82414                                            Senator for Wyoming
Age 73
-------------------------------------- ------------------ ---------------------- --------------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.                  since 2002         Executive Officer,
Minneapolis, MN 55402                                     RiboNovix, Inc.
Age 61                                                    since 2004;
                                                          President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ ---------------------- --------------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
William F. Truscott                    Board member       Senior Vice
53600 Ameriprise Financial Center      since 2001,        President - Chief
Minneapolis, MN 55474                  Vice President     Investment Officer
Age 44                                 since 2002         of Ameriprise
                                                          Financial, Inc. and
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2001. Former
                                                          Chief Investment
                                                          Officer and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ ---------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
44 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment
Minneapolis, MN 55474                                     Accounting,
Age 50                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate
                                                          Controller,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Paula R. Meyer                         President          Senior Vice President
596 Ameriprise Financial Center        since 2002         and General Manager -
Minneapolis, MN 55474                                     Mutual Funds,
Age 51                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002 and
                                                          Senior Vice
                                                          President,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2004; Vice
                                                          President and
                                                          Managing Director -
                                                          American Express
                                                          Funds, Ameriprise
                                                          Financial, Inc.,
                                                          2000-2002;
                                                          Vice President,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ ---------------------- --------------------------------
Beth E. Weimer                         Chief Compliance   Vice President and
172 Ameriprise Financial Center        Officer since      Chief Compliance
Minneapolis, MN 55474                  2004               Officer, Ameriprise
Age 52                                                    Financial, Inc.,
                                                          since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2005; Vice
                                                          President and
                                                          Chief Compliance
                                                          Officer, Ameriprise
                                                          Financial Services,
                                                          Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk
                                                          Services, 1998-2001
-------------------------------------- ------------------ ---------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
45 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On Feb. 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that although the Fund's investment performance in 2004 was below median, it was consistent with the management style of the Fund in light of market conditions in 2004.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
46 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that while the Fund's expenses are higher than the median for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
47 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

AXP(R)
  Discovery
        Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP Discovery Fund seeks to
provide shareholders with
long-term growth of capital.

The Fund is closed to new investors. Existing shareholders may continue to own shares and make investments.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      19

Notes to Financial Statements             22

Report of Independent Registered
   Public Accounting Firm                 33

Fund Expenses Example                     34

Board Members and Officers                36

Approval of Investment Management
   Services Agreement                     39

Proxy Voting                              41

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSource(SM) brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

--------------------------------------------------------------------------------
2 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Fund Snapshot
        AT JULY 31, 2005

PORTFOLIO MANAGERS

Wellington Management Company, LLP

Portfolio managers                        Since       Years in industry
Kenneth L. Abrams                         3/02               21
Daniel J. Fitzpatrick, CFA                3/02                8

American Century Investment Management, Inc.

Portfolio managers                        Since       Years in industry
Thomas P. Vaiana                          12/03               8
William Martin, CFA                       12/03              15
Wilhelmine von Turk, CFA                  12/03              21

Lord, Abbett & Co. LLC

Portfolio manager                         Since       Years in industry
Michael T. Smith                          12/03              17

FUND OBJECTIVE

Seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 8/24/81    B: 3/20/95   C: 6/26/00   Y: 3/20/95

Ticker symbols by class
A: INDYX      B: IDIBX     C: --        Y: --

Total net assets                                         $166.4 million

Number of holdings                                                  412

STYLE MATRIX

         STYLE
VALUE    BLEND   GROWTH
                           LARGE
                           MEDIUM   SIZE
           X               SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Consumer Discretionary  17.9%
Industrials  15.6%
Information Technology  14.9%
Financials  14.2%
Health Care  13.9%
Materials  7.1%
Energy  6.5%
Short-Term Securities*  3.9%
Consumer Staples  3.1%
Telecommunication Services  1.7%
Utilities  1.2%

*Of the 3.9%, 2.3% is due to security lending activity and 1.6% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Ryland Group (Household Durables)                                  1.2%
Select Comfort (Specialty Retail)                                  1.1
Massey Energy (Metals & Mining)                                    1.1
Actuant Cl A (Machinery)                                           1.0
HCC Insurance Holdings (Insurance)                                 1.0
Pride Intl (Energy Equipment & Services)                           0.9
Genesis HealthCare
(Health Care Providers & Services)                                 0.9
ElkCorp (Building Products)                                        0.9
Watsco (Trading Companies & Distributors)                          0.9
Grey Wolf (Energy Equipment & Services)                            0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Stocks of small-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005

                 +27.11%       +27.24%       +27.24%       +22.65%

+27.11% = AXP Discovery Fund Class A (excluding sales charge)
+27.24% = S&P SmallCap 600 Index (unmanaged)
+27.24% = Russell 2000 Index (unmanaged)
+22.65% = Lipper Small-Cap Core Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A               Class B                         Class C                  Class Y
(Inception dates)                (8/24/81)             (3/20/95)                       (6/26/00)                (3/20/95)
                            NAV(1)    POP(2)      NAV(1)    After CDSC(3)      NAV(1)      After CDSC(4)         NAV(5)
at July 31, 2005
1 year                     +27.11%   +19.80%     +25.97%      +20.97%         +26.05%        +25.05%            +27.15%
3 years                    +24.46%   +22.02%     +23.51%      +22.63%         +23.50%        +23.50%            +24.60%
5 years                     +3.76%    +2.54%      +2.95%       +2.64%          +2.90%         +2.90%             +3.94%
10 years                    +5.55%    +4.93%      +4.73%       +4.73%            N/A            N/A              +5.70%
Since inception             +9.45%    +9.18%      +6.06%       +6.06%          +1.49%         +1.49%             +7.05%

at June 30, 2005
1 year                     +12.64%    +6.16%     +11.76%       +6.76%         +11.78%        +10.78%            +12.86%
3 years                    +15.73%   +13.47%     +14.76%      +13.74%         +14.78%        +14.78%            +15.89%
5 years                     +1.11%    -0.08%      +0.30%       +0.00%          +0.28%         +0.28%             +1.29%
10 years                    +5.64%    +5.02%      +4.82%       +4.82%            N/A            N/A              +5.80%
Since inception             +9.23%    +8.96%      +5.54%       +5.54%          +0.41%         +0.41%             +6.53%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Discovery Fund's Class A shares rose 27.11% for the 12 months ended July 31, 2005, excluding sales charge. This outpaced the Russell 2000(R) Index (Russell 2000 Index), which returned 24.78%, but underperformed the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600), which advanced 27.24% for the period. The Fund's peer group, the Lipper Small-Cap Core Funds Index advanced 22.65% for the period.

Three money management firms, Wellington Management Company, LLP (Wellington Management); Lord, Abbett & Co. LLC (Lord Abbett) and American Century Investment Management, Inc. (American Century) manage a portion of AXP Discovery Fund's portfolio. Each firm selects growth and value small-cap stocks in an effort to provide Fund shareholders with long-term growth of capital. Wellington, Lord Abbett and American Century managed 36%, 32% and 32% of the Fund's portfolio, respectively, as of July 31, 2005.

Q: What factors most significantly affected results for your portion of the Fund for the period?

    Wellington Management: Small-cap stocks advanced during the 12-month period, with all sectors of the Russell 2000 Index delivering double-digit returns. Energy, by far, was the best performing sector, followed by utilities and materials. Information technology and consumer discretionary sectors lagged other areas of the small-cap universe. The portfolio's outperformance relative to the Russell 2000 Index was the result of superior stock selection within several sectors, which more than offset the headwind of having exposure to some weaker areas of the market.

    Stock selection within the health care sector was our greatest source of outperformance. We increased our exposure to the health care services segment based on attractive valuations, earnings visibility and favorable demographic trends. Health insurer Humana was the leading contributor to performance. The company gained on increasing Medicare enrollment and growing expectations for expanded offerings across the U.S.

    Stock selection also was positive in the financials, energy and utilities sectors.

--------------------------------------------------------------------------------
5 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> During the past year, we increased allocations within the materials and processing, and producer durables sectors, where businesses tend to improve as the economy grows. [END CALLOUT QUOTE]

       -- Lord Abbett

    Consumer discretionary and information technology were areas of relative weakness. The largest detractor from performance was automobile supplier Visteon, which declined given reduced vehicle production levels, as well as concerns that its supplier contract with Ford would not be renegotiated.

    Lord Abbett: The Fund benefited most significantly from strong stock selection within the producer durables and technology sectors, relative to the Russell 2000 Index, during the year ended July 31, 2005. In particular, Ryland Group, a homebuilding company, experienced record earnings due to continued strength in the housing market. In addition, Western Digital, a producer of hard drives and storage devices, advanced due to strong demand, an improving pricing environment and low cost structure. As the holding appreciated through our valuation targets, we took some gains and sold out of the position. The Fund's stock selection within the materials and processing sector also contributed to the Fund's performance for the annual period relative to the Russell 2000 Index.

    The Fund's stock selection within the financial services sector detracted from performance relative to the Russell 2000 Index. Specifically, USI Holdings, a commercial insurance brokerage firm, was adversely affected by lower property and casualty rates and increased expenses. The consumer discretionary sector weakened returns, relative to the Russell 2000 Index. Particularly, Harris Interactive, a global market research firm, was impacted by disappointing results in its European research business. The Fund's smaller position within the utilities sector, relative to the Russell 2000 Index, also detracted from performance for the 12-month period.

    American Century: Our portion of the Fund's performance posted positive results during the 12-month period. For much of the period, small-cap stocks continued to outperform the broader, seesawing market.

--------------------------------------------------------------------------------
6 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Questions & Answers

    A surge in residential construction provided some of our portion of the portfolio's strongest support as related industries benefited from strong demand. In part, the strong performance was achieved through positive stock selection, resulting in focused holdings that sidestepped a number of poor performers in the small-cap universe.

    The largest contributor to overall return came from investment in the industrials sector. Building materials manufacturer USG and homebuilder NVR were standouts in the sector holdings. Health care stocks were the second strongest contributor. Top performers in the sector were Kos Pharmaceuticals and health care provider Humana.

    Telecommunications stocks also contributed positively, but investments in this area accounted for the lowest of the sector returns. Materials sector investments were the next-lowest performing group.

Q:  What changes did you make to your portion of the Fund and why?

    Wellington Management: While our exposure to the consumer discretionary sector declined gradually over the 12-month period, we added to our holdings via a new purchase of United Auto Group, which stands to benefit from solid same store sales trends, its focus on foreign and luxury brands and a commitment to expand internationally. In addition, within the materials sector, we purchased aluminum producer Century Aluminum, whose low-cost capacity expansion in an environment of high commodity prices should contribute to strong growth in cash flow and earnings per share. To help fund these purchases, we eliminated several strong performing stocks whose share prices more than doubled, including rural wireless firm Nextel Partners and coal producer Peabody Energy.

    Lord Abbett: During the past year, we increased allocations within the materials and processing, and producer durables sectors, where businesses tend

--------------------------------------------------------------------------------
7 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Stock selection within the health care sector was our greatest source of outperformance. [END CALLOUT QUOTE]

       -- Wellington

    to improve as the economy grows. Conversely, we decreased positions within the health care and consumer discretionary sectors. Positions in these sectors were sold as they reached fair value. Additionally, select health care positions were sold out of the portfolio as they benefited from corporate merger activity.

    American Century: Changes to our portion of the portfolio are driven by our management approach, which emphasizes individual stock selection over sector weightings. Our stock selection process, which evaluates stocks based on a balanced set of growth and value criteria, led us to build significant positions in oil services provider Veritas DGC during the period. We also reduced our holdings of produce distributor Chiquita Brands Intl, auto parts manufacturer American Axle & Mfg Holdings and homebuilder Brookfield Homes.

Q:  How will you manage your portion of the Fund in the coming months?

    Wellington Management: Sector positioning is predominantly a "fall-out" of our bottom-up stock selection process. At the end of the period, our portion of the Fund held a large position in the health care and energy sectors, and a smaller position in financials and industrials. In light of the multi-year run of outperformance in small-cap stocks and the strong price appreciation we have seen in many of our holdings, we continue to look for opportunities to lock in gains and trade into underappreciated stocks that offer more relative upside.

--------------------------------------------------------------------------------
8 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We believe that individual stock selection will provide greater rewards than pursuit of broad industry or sector bets. [END CALLOUT QUOTE]

       -- American Century

    Lord Abbett: We believe small company stock prices could be volatile over the coming months as investors digest the impact of higher raw material prices, especially energy related input costs, on both a consumer and producer level. Consequently, we continue to search for investment opportunities that are positioned to perform under these market conditions.

    American Century: We will continue to adhere to our stock selection process, which seeks attractive investment opportunities. We believe that individual stock selection will provide greater rewards than pursuit of broad industry or sector bets.

--------------------------------------------------------------------------------
9 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Discovery Fund Class A shares (from 8/1/95 to 7/31/05) as compared to the performance of three widely cited performance indices, the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended        Income    capital gains    capital gains     Total
July 31, 2005               $--         $ --           $ --            $ --
July 31, 2004                --           --             --              --
July 31, 2003                --           --             --              --
July 31, 2002                --           --             --              --
July 31, 2001                --         2.16           0.03            2.19

--------------------------------------------------------------------------------
10 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

[LINE CHART]

                                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP DISCOVERY FUND
AXP Discovery Fund Class A
(includes sales charge)          $ 9,425  $ 9,806  $13,642  $13,312  $14,038   $13,450  $11,583  $ 8,393  $10,543   $12,728  $16,179
S&P SmallCap 600 Index           $10,000  $10,900  $15,138  $15,712  $16,474   $18,545  $20,770  $18,188  $21,482   $26,103  $33,213
Russell 2000(R) Index            $10,000  $10,691  $14,261  $14,590  $15,671   $17,829  $17,524  $14,377  $17,700   $20,720  $25,854
Lipper Small-Cap Core Funds
Index                            $10,000  $11,306  $15,017  $15,367  $15,837   $19,072  $20,190  $16,978  $20,168   $24,135  $29,602
                                   `95      `96     `97       `98      `99      `00       `01      `02      `03      `04       `05

COMPARATIVE RESULTS                                                                                                   Since
Results at July 31, 2005                                1 year        3 years       5 years          10 years     inception(4)

AXP Discovery Fund (includes sales charge)
Class A          Cumulative value of $10,000           $11,980        $18,167       $11,336           $16,179       $81,833
                 Average annual total return           +19.80%        +22.02%        +2.54%            +4.93%        +9.18%
S&P SmallCap 600 Index(1)
                 Cumulative value of $10,000           $12,724        $18,261       $17,908           $33,213           N/A
                 Average annual total return           +27.24%        +22.23%       +12.36%           +12.75%           N/A
Russell 2000(R) Index(2)
                 Cumulative value of $10,000           $12,478        $17,980       $14,497           $25,854      $140,992
                 Average annual total return           +24.78%        +21.60%        +7.71%            +9.96%       +11.70%
Lipper Small-Cap Core Funds Index(3)
                 Cumulative value of $10,000           $12,265        $17,432       $15,521           $29,602           N/A
                 Average annual total return           +22.65%        +20.35%        +9.19%           +11.46%           N/A

Results for other share classes can be found on page 4.

(1) The S&P SmallCap 600 Index, an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the index.

(2) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Fund may invest in stocks that may not be listed in the index.

(3) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(4) Fund data is from Aug. 24, 1981. Russell 2000 Index is from Sept. 1, 1981. The Fund began operating before the inception of the S&P SmallCap 600 Index and Lipper peer group.

--------------------------------------------------------------------------------
11 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Discovery Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (98.2%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (1.0%)
Esterline Technologies                          2,250(b)               $96,165
Hexcel                                         48,200(b)               832,896
Innovative Solutions & Support                      1(b)                    18
Moog Cl A                                      11,325(b)               357,530
Teledyne Technologies                           8,526(b)               323,562
Total                                                                1,610,171

Air Freight & Logistics (0.1%)
EGL                                             4,659(b)                93,786
Forward Air                                     2,719                   94,757
Total                                                                  188,543

Airlines (1.2%)
AirTran Holdings                               58,800(b)               672,673
AMR                                            40,100(b)               563,405
Frontier Airlines                               2,943(b)                36,140
Mesa Air Group                                  2,671(b)                22,543
Pinnacle Airlines                              22,200(b)               228,882
Republic Airways Holdings                      30,500(b)               414,800
SkyWest Airlines                                5,111                  106,053
Total                                                                2,044,496

Auto Components (1.2%)
Aftermarket Technology                          1,356(b)                23,527
American Axle & Mfg Holdings                   21,000                  578,550
Drew Inds                                       8,200(b)               365,310
Goodyear Tire & Rubber                         33,816(b,e)             588,736
Shiloh Inds                                     2,721(b)                33,169
Stoneridge                                      4,859(b)                48,639
Tenneco Automotive                              1,712(b)                32,288
TRW Automotive Holdings                        13,984(b)               372,394
Total                                                                2,042,613

Beverages (--%)
PepsiAmericas                                   1,166                   30,059

Biotechnology (2.3%)
Abgenix                                        53,100(b)               550,647
Alkermes                                       31,900(b)               494,450
Amylin Pharmaceuticals                         32,100(b,e)             598,986
Applera-Applied Biosystems Group                4,725(d)                98,375
Cephalon                                        3,050(b)               127,795
Exelixis                                       55,656(b)               493,112

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Biotechnology (cont.)
Human Genome Sciences                          51,200(b)              $750,081
Incyte                                         75,401(b)               600,946
Invitrogen                                        224(b)                19,212
Kendle Intl                                       638(b)                11,707
Techne                                          1,973(b)                96,815
Total                                                                3,842,126

Building Products (1.6%)
ElkCorp                                        46,000                1,531,800
Trex                                            6,500(b)               191,100
USG                                            18,334(b)               896,533
Total                                                                2,619,433

Capital Markets (0.8%)
Affiliated Managers Group                       5,950(b)               424,235
Calamos Asset Management Cl A                     786                   22,668
Investment Technology Group                    36,242(b)               928,520
Total                                                                1,375,423

Chemicals (2.2%)
Cytec Inds                                     17,800                  807,764
Ferro                                          30,500                  686,250
FMC                                             7,874(b)               476,220
Hercules                                       53,900(b)               754,600
Minerals Technologies                           8,200                  510,368
Terra Inds                                     45,921(b)               385,736
WR Grace & Co                                     409(b)                 3,419
Total                                                                3,624,357

Commercial Banks (2.9%)
BancFirst                                         731                   62,347
Bank of Hawaii                                  9,954                  511,138
BOK Financial                                     922                   44,883
Center Financial                                1,842                   47,063
City Holding                                    2,159                   82,798
City Natl                                       6,645                  485,550
Commerce Bancshares                               351                   18,887
Community Trust Bancorp                           251                    8,411
Cullen/Frost Bankers                            1,325                   66,383
First BanCorp Puerto Rico                      19,532(c)               478,925
First Citizens BancShares Cl A                    471                   79,128
First Community Bancorp                           213                   10,914

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Commercial Banks (cont.)
First Republic Bank                               514                  $19,470
Hanmi Financial                                14,200                  269,800
Intl Bancshares                                 1,648                   49,819
Old Second Bancorp                              1,166                   36,916
Pacific Capital Bancorp                         5,561                  190,297
PrivateBancorp                                  7,900                  291,905
Seacoast Banking
  Corporation of Florida                       30,300                  730,836
Southwest Bancorp                                 719                   16,501
Texas United Bancshares                         7,000                  134,750
Westcorp                                       19,025                1,102,498
Wilmington Trust                                  823                   30,871
Wilshire Bancorp                                1,408                   22,148
Total                                                                4,792,238

Commercial Services & Supplies (1.5%)
Administaff                                     5,977                  153,011
Asset Acceptance Capital                        1,262(b)                34,503
Clean Harbors                                   6,804(b)               165,745
CompX Intl                                        948                   17,329
Consolidated Graphics                           1,999(b)                85,157
CoStar Group                                   13,100(b)               622,251
Deluxe                                          3,735                  149,400
GEO Group                                       2,617(b)                71,575
John H Harland                                 10,869                  419,869
Labor Ready                                    13,598(b)               322,409
PHH                                             2,534(b)                71,687
Sotheby's Holdings Cl A                        14,979(b)               224,835
Vertrue                                         4,181(b)               165,777
West                                              269(b)                10,757
Total                                                                2,514,305

Communications Equipment (1.6%)
ARRIS Group                                    70,300(b)               776,111
Comtech Telecommunications                     15,116(b)               534,351
Extreme Networks                               96,000(b)               458,880
NETGEAR                                         7,112(b)               147,290
SpectraLink                                    23,800                  261,919
Westell Technologies Cl A                     127,300(b)               521,930
Total                                                                2,700,481

Computers & Peripherals (2.0%)
Ampex Cl A                                        566(b)                21,791
Avid Technology                                 7,400(b)               304,510
Electronics for Imaging                        30,000(b)               632,100
Hutchinson Technology                          19,916(b)               663,004
Intergraph                                      8,709(b)               331,203
Stratasys                                      28,000(b)               851,760
Western Digital                                37,257(b)               558,482
Total                                                                3,362,850

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Construction & Engineering (0.7%)
McDermott Intl                                 15,339(b)              $363,381
Michael Baker                                   3,501(b)                81,048
Perini                                          6,837(b)               120,400
Washington Group Intl                          11,500(b)               620,310
Total                                                                1,185,139

Construction Materials (0.1%)
Texas Inds                                      1,862                  137,099

Consumer Finance (1.4%)
ACE Cash Express                                  597(b)                14,047
Advanta Cl B                                   33,700                1,007,968
CompuCredit                                     2,912(b)               110,277
EZCORP Cl A                                     2,018(b)                34,104
Metris Companies                                3,673(b)                54,544
Nelnet Cl A                                     6,485(b)               246,106
Providian Financial                            41,900(b)               791,910
WFS Financial                                     961(b)                57,650
Total                                                                2,316,606

Containers & Packaging (0.5%)
Crown Holdings                                  8,675(b)               136,978
Greif Cl A                                      7,205                  453,916
Silgan Holdings                                 4,387                  251,945
Total                                                                  842,839

Distributors (0.2%)
Andersons                                         259                   10,777
Building Material Holding                       2,767                  229,938
Handleman                                         753                   13,343
Total                                                                  254,058

Diversified Financial Services (0.7%)
NASDAQ Stock Market                            49,442(b)             1,119,861

Diversified Telecommunication Services (1.2%)
Commonwealth
  Telephone Enterprises                         9,873                  422,564
FairPoint Communications                       20,600                  337,840
General Communication Cl A                     70,300(b)               722,684
Premiere Global Services                       31,149(b)               318,343
Talk America Holdings                          15,699(b)               137,209
Total                                                                1,938,640

Electric Utilities (0.2%)
Allegheny Energy                               11,427(b)               325,670
El Paso Electric                                  942(b)                20,385
Unisource Energy                                  657                   21,188
Total                                                                  367,243

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electrical Equipment (1.3%)
AMETEK                                            826                  $34,031
FuelCell Energy                                48,000(b,e)             475,200
Genlyte Group                                  20,800(b)             1,068,704
Global Power Equipment Group                   62,500(b)               591,875
Total                                                                2,169,810

Electronic Equipment & Instruments (4.0%)
Agilysys                                       17,917                  346,515
Amphenol Cl A                                   5,309                  236,463
Arrow Electronics                              18,461(b)               554,199
Avnet                                           5,593(b)               146,425
Benchmark Electronics                          13,300(b)               425,600
Coherent                                        1,223(b)                41,631
Gerber Scientific                               6,677(b)                40,196
Global Imaging Systems                         26,500(b)               918,490
Ingram Micro Cl A                              40,400(b)               753,056
Itron                                           7,569(b)               366,718
LeCroy                                            415(b)                 6,063
LoJack                                            732(b)                13,981
Measurement Specialties                        45,600(b)             1,153,679
Mettler-Toledo Intl                             4,613(b,c)             242,183
MTS Systems                                     7,965                  315,812
RadiSys                                        27,000(b)               468,180
Tessco Technologies                             3,310(b)                46,340
X-Rite                                         43,300                  523,930
Total                                                                6,599,461

Energy Equipment & Services (4.3%)
Cal Dive Intl                                  21,607(b)             1,279,567
Core Laboratories                               3,969(b,c)             127,802
Grey Wolf                                     184,500(b)             1,415,115
Key Energy Services                            20,400(b)               267,240
Lone Star Technologies                          4,015(b)               204,885
Offshore Logistics                              1,835(b)                66,060
Pride Intl                                     61,500(b)             1,600,229
SBM Offshore                                    9,952(c)               726,403
SEACOR Holdings                                 2,254(b)               149,305
TETRA Technologies                             25,150(b)             1,002,731
Veritas DGC                                    15,867(b)               488,704
Total                                                                7,328,041

Food & Staples Retailing (0.8%)
7-Eleven                                        5,176(b)               175,208
BJ's Wholesale Club                             2,089(b)                66,618
Longs Drug Stores                              10,588                  459,413
Nash Finch                                     11,787                  485,978
Spartan Stores                                  5,000(b)                61,000
Total                                                                1,248,217

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Food Products (1.7%)
Chiquita Brands Intl                           15,336                 $462,840
Gold Kist                                       6,781(b)               138,332
J & J Snack Foods                              17,500                1,029,701
M&F Worldwide                                   4,790(b)                65,096
Pilgrim's Pride                                21,985                  832,132
Seaboard                                          187                  321,455
Total                                                                2,849,556

Gas Utilities (1.0%)
Energen                                         6,818                  239,312
Nicor                                           1,286                   52,495
UGI                                            46,403                1,361,463
Total                                                                1,653,270

Health Care Equipment & Supplies (3.7%)
Anika Therapeutics                              2,094(b)                26,280
Arrow Intl                                     17,400                  547,404
Bausch & Lomb                                     264                   22,348
Conmed                                          7,658(b)               230,582
Dade Behring Holdings                           6,378                  483,452
Edwards Lifesciences                            4,256(b)               195,223
Haemonetics                                     9,591(b)               405,028
Hologic                                           693(b)                31,594
ICU Medical                                    24,900(b)               822,198
Kensey Nash                                    29,300(b,e)             944,045
Kinetic Concepts                                  186(b)                11,154
Kyphon                                         14,700(b)               597,408
Millipore                                       5,639(b)               345,502
Nutraceutical Intl                              5,446(b)                77,279
Respironics                                     4,459(b)               168,996
SurModics                                       6,342(b)               246,450
Symmetry Medical                               19,600(b)               488,628
TriPath Imaging                                57,100(b)               501,909
Vital Signs                                       915                   41,340
Total                                                                6,186,820

Health Care Providers & Services (6.7%)
Alliance Imaging                               10,597(b)               108,725
Allscripts Healthcare Solutions                34,100(b)               578,677
Amedisys                                       13,900(b)               544,046
Emageon                                        34,309(b)               476,895
Genesis HealthCare                             35,473(b)             1,595,220
HealthTronics                                   9,242(b)               119,037
Humana                                         10,934(b)               435,720
Icon ADR                                       23,200(b,c)             908,280
IDX Systems                                    23,000(b)               736,000
Kindred Healthcare                             14,651(b)               538,278
LCA-Vision                                     20,500                  938,899
Life Sciences Research                          2,838(b)                40,300

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health Care Providers & Services (cont.)
Magellan Health Services                       12,284(b)              $440,013
Manor Care                                     23,000                  873,080
Matria Healthcare                              18,200(b)               643,188
Option Care                                    54,502(e)               764,118
Owens & Minor                                  10,783                  319,608
Per-Se Technologies                            11,037(b)               254,624
PRA Intl                                        4,362(b)               131,776
Triad Hospitals                                16,200(b)               804,654
TriZetto Group                                  8,684(b)               139,726
Total                                                               11,390,864

Hotels, Restaurants & Leisure (2.6%)
Alliance Gaming                                40,100(b,e)             613,931
Ambassadors Group                                 256                   10,847
Aztar                                          19,900(b)               662,272
Churchill Downs                                 9,800                  454,132
CKE Restaurants                                24,202                  313,658
Dave & Buster's                                40,072(b)               756,559
Famous Dave's of America                          460(b)                 4,517
Jack in the Box                                10,216(b)               388,719
La Quinta                                      73,300(b)               659,700
Luby's                                            911(b)                12,845
Ruby Tuesday                                    9,300                  232,686
Vail Resorts                                   10,038(b)               285,180
Total                                                                4,395,046

Household Durables (3.8%)
Blount Intl                                    10,871(b)               191,112
Centex                                         12,300                  909,954
Ethan Allen Interiors                           9,200                  303,600
Furniture Brands Intl                          29,100                  557,556
NVR                                             1,206(b)             1,131,228
Ryland Group                                   25,100                2,028,080
Standard-Pacific                                3,472                  331,194
Stanley Works                                   5,498                  269,017
Universal Electronics                          35,939(b)               654,090
Total                                                                6,375,831

Household Products (--%)
Spectrum Brands                                 2,285(b)                70,835

Industrial Conglomerates (0.2%)
Teleflex                                        3,998                  265,187

Insurance (5.6%)
American Financial Group                        8,596                  290,889
Arch Capital Group                                338(b,c)              15,548
Endurance Specialty Holdings                   13,974(c)               544,986
First Acceptance                               13,000(b)               130,130
First American                                  7,835                  344,348

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Insurance (cont.)
HCC Insurance Holdings                         59,550               $1,650,726
Hilb Rogal & Hobbs                             37,500                1,270,875
LandAmerica Financial Group                       710                   44,503
Loews - Carolina Group                          5,286(d)               205,784
Max Re Capital                                  1,392(c)                31,946
Ohio Casualty                                  53,100                1,356,705
Platinum Underwriters Holdings                    318(c)                11,025
ProAssurance                                   10,100(b)               433,896
Protective Life                                11,999                  522,676
Reinsurance Group of America                   12,800                  539,776
Safety Insurance Group                          4,387                  158,766
Selective Insurance Group                       1,423                   70,851
USI Holdings                                   96,000(b)             1,231,200
Zenith Natl Insurance                           9,471                  659,560
Total                                                                9,514,190

Internet & Catalog Retail (0.7%)
Insight Enterprises                            30,900(b)               630,360
NetFlix                                        26,600(b,e)             493,696
Total                                                                1,124,056

Internet Software & Services (1.4%)
EarthLink                                      56,787(b)               541,180
SeeBeyond Technology                          186,100(b)               781,620
Websense                                       21,500(b)             1,071,560
Total                                                                2,394,360

IT Services (2.3%)
Acxiom                                         31,500                  635,040
Alliance Data Systems                           4,992(b)               212,509
BISYS Group                                    41,600(b)               654,368
CACI Intl Cl A                                  6,000(b)               394,740
CheckFree                                      17,000(b)               575,620
Global Payments                                 3,910                  258,998
Lionbridge Technologies                        10,600(b)                68,688
SM&A                                          110,079(b)               965,394
Total                                                                3,765,357

Leisure Equipment & Products (0.3%)
JAKKS Pacific                                  26,242(b)               449,788
Steinway Musical Instruments                    2,895(b)                86,242
Total                                                                  536,030

Machinery (4.1%)
Actuant Cl A                                   36,500(b)             1,698,344
AGCO                                           28,900(b)               597,941
American Science & Engineering                  1,351(b)                52,000
Badger Meter                                      533                   25,696
CIRCO Intl                                        418                   11,641
Columbus McKinnon                                 864(b)                13,012

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Machinery (cont.)
Commercial Vehicle Group                        5,509(b)              $129,847
Cummins                                         7,041                  601,583
Flow Intl                                       4,597(b)                35,581
Gardner Denver                                  5,067(b)               208,254
JLG Inds                                       10,376                  325,184
Joy Global                                      7,200                  295,704
Kennametal                                      9,648                  458,569
Oshkosh Truck                                   4,127                  349,970
Stewart & Stevenson Services                   29,900                  692,185
Sun Hydraulics                                  2,265                   68,788
Toro                                           13,448                  541,148
Wabash Natl                                    30,200                  649,602
Total                                                                6,755,049

Marine (0.2%)
Excel Maritime Carriers                        12,900(b,c)             165,894
Kirby                                           2,179(b)               104,919
Total                                                                  270,813

Media (4.1%)
4Kids Entertainment                               446(b)                 8,965
ADVO                                           17,250                  606,338
Arbitron                                          181                    7,512
Catalina Marketing                             25,100                  600,643
Charter Communications Cl A                   280,900(b)               379,215
Entravision Communications Cl A                99,000(b)               846,449
Harris Interactive                            182,900(b)               737,086
Image Entertainment                             2,318(b)                 7,070
LodgeNet Entertainment                         34,517(b)               564,353
Playboy Enterprises Cl B                       48,200(b)               647,808
Regent Communications                         122,601(b)               719,668
RH Donnelley                                    8,007(b)               524,459
Sinclair Broadcast Group Cl A                   4,901                   44,109
TiVo                                           59,700(b,e)             373,125
Valassis Communications                        17,300(b)               684,215
Total                                                                6,751,015

Metals & Mining (4.1%)
AK Steel Holding                               32,702(b)               301,512
Carpenter Technology                           10,000                  626,400
Century Aluminum                               23,300(b)               570,151
Cleveland-Cliffs                               12,700                  923,417
Commercial Metals                              26,600                  764,484
Gibraltar Inds                                 20,300                  486,591
Massey Energy                                  42,000                1,816,501
Metal Management                               18,134                  427,781
Quanex                                         12,279                  749,019
Reliance Steel & Aluminum                       1,639                   76,574
Steel Dynamics                                  2,688                   86,446
Total                                                                6,828,876

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Multiline Retail (0.3%)
ShopKo Stores                                   4,290(b)              $109,181
Tuesday Morning                                13,000                  459,030
Total                                                                  568,211

Oil & Gas (2.3%)
Alon USA Energy                                 5,500(b)                97,625
Cimarex Energy                                  3,548(b)               148,803
Comstock Resources                             26,100(b)               722,709
Forest Oil                                     12,725(b)               569,571
Frontier Oil                                   12,758                  357,479
Harvest Natural Resources                      16,162(b)               147,559
OPTI Canada                                    39,500(b,c)             955,307
Remington Oil and Gas                           5,406(b)               213,050
Tesoro                                          7,087                  341,735
TransMontaigne                                 15,757(b)               193,969
Total                                                                3,747,807

Paper & Forest Products (0.4%)
Louisiana-Pacific                              14,766                  396,024
Potlatch                                        4,481                  259,002
Total                                                                  655,026

Personal Products (0.7%)
Chattem                                        10,391(b)               473,414
Nu Skin Enterprises Cl A                       26,100                  616,482
Total                                                                1,089,896

Pharmaceuticals (1.3%)
Alpharma Cl A                                   6,063                   85,125
CNS                                             5,694                  144,628
King Pharmaceuticals                           15,924(b)               177,553
Kos Pharmaceuticals                             5,470(b)               391,105
Medicines                                      20,900(b)               456,247
Noven Pharmaceuticals                          23,500(b)               397,385
Par Pharmaceutical Companies                   22,100(b)               517,581
Total                                                                2,169,624

Real Estate Investment Trust (1.4%)
Boykin Lodging                                  1,502(b)                22,515
CBL & Associates Properties                    11,562                  530,465
Equity Lifestyle Properties                       387                   17,055
Innkeepers USA Trust                           15,992                  245,797
Mission West Properties                         2,552                   26,617
SL Green Realty                                 3,253                  226,734
Trizec Properties                              25,068                  550,744
Ventas                                         21,500                  694,235
Total                                                                2,314,162

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Road & Rail (1.7%)
Arkansas Best                                   2,096                  $71,893
CNF                                            12,300                  634,557
Heartland Express                               5,478                  113,997
Kansas City Southern                            7,904(b)               178,314
Knight Transportation                           4,974                  117,635
Landstar System                                 5,468(b)               182,194
Old Dominion Freight Line                       9,400(b)               311,328
Vitran                                         28,800(b,c)             504,000
Yellow Roadway                                 13,300(b)               703,703
Total                                                                2,817,621

Semiconductors & Semiconductor Equipment (1.3%)
ADE                                               457(b)                11,242
Agere Systems                                  48,530(b)               543,051
ON Semiconductor                              170,300(b)               979,225
Photronics                                     21,815(b)               585,515
Total                                                                2,119,033

Software (2.7%)
Agile Software                                 44,000(b)               285,560
Ansoft                                          1,561(b)                39,743
Autodesk                                        2,495                   85,304
CCC Information Services Group                  1,689(b)                41,735
DocuCorp Intl                                   1,980(b)                13,642
Hyperion Solutions                              5,700(b)               268,242
Opsware                                        83,100(b)               465,360
Parametric Technology                          86,659(b)               597,947
Progress Software                               3,229(b)               100,390
Red Hat                                        86,900(b)             1,324,356
SERENA Software                                23,800(b)               488,376
Sybase                                          3,074(b)                65,415
Take-Two Interactive Software                  27,300(b)               671,853
Total                                                                4,447,923

Specialty Retail (4.4%)
Barnes & Noble                                  9,916(b)               406,754
Borders Group                                  27,100                  672,351
Children's Place Retail Stores                 14,029(b)               641,125
Foot Locker                                    41,600                1,040,000
GameStop Cl B                                   2,737(b)                87,584
Genesco                                         3,044(b)               113,450
GUESS?                                          3,089(b)                72,283
Hibbett Sporting Goods                            308(b)                12,329
Movie Gallery                                  20,579                  516,121
Pantry                                         10,719(b)               456,844
Payless ShoeSource                             20,868(b)               405,257
Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Specialty Retail (cont.)
Rent-A-Center                                  18,820(b)              $396,914
Select Comfort                                 90,500(b)             1,928,555
Trans World Entertainment                      10,830(b)               113,715
United Auto Group                              10,700                  378,245
Total                                                                7,241,527

Textiles, Apparel & Luxury Goods (0.7%)
Hartmarx                                        2,979(b)                30,445
K-Swiss Cl A                                    5,608                  189,382
Phillips-Van Heusen                               745                   25,256
Rocky Shoes & Boots                               712(b)                20,491
Timberland Cl A                                   326(b)                10,882
UniFirst                                        1,059                   47,136
Warnaco Group                                  32,100(b)               781,635
Wolverine World Wide                            1,125                   24,750
Total                                                                1,129,977

Thrifts & Mortgage Finance (1.6%)
Anchor BanCorp Wisconsin                          328                   10,476
Brookline Bancorp                              51,193                  819,600
Corus Bankshares                                3,619                  227,056
Downey Financial                                9,504                  735,990
FirstFed Financial                              3,175(b)               198,374
IndyMac Bancorp                                14,700                  641,067
Total                                                                2,632,563

Trading Companies & Distributors (2.5%)
Applied Industrial Technologies                16,447                  587,651
Beacon Roofing Supply                          21,200(b)               550,564
Hughes Supply                                  28,800                  818,496
Rush Enterprises Cl A                          25,700(b)               408,630
Watsco                                         31,100                1,472,896
WESCO Intl                                      7,745(b)               263,795
Total                                                                4,102,032

Wireless Telecommunication Services (0.5%)
UbiquiTel                                      99,361(b)               908,160

Total Common Stocks
(Cost: $134,706,966)                                              $163,324,826

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Short-Term Securities (4.0%)(f)
Issuer                  Effective             Amount                   Value(a)
                          yield             payable at
                                             maturity
Commercial Paper
Alpine Securitization
  08-01-05                3.31%            $3,600,000(g)            $3,599,007
Citigroup Funding
  08-01-05                3.31              2,100,000                2,099,421
Grampian Funding LLC
  08-01-05                3.31                900,000(g)               899,752

Total Short-Term Securities
(Cost: $6,598,786)                                                  $6,598,180

Total Investments in Securities
(Cost: $141,305,752)(h)                                           $169,923,006

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2005, the value of foreign securities represented 2.8% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At July 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 2.4% of net assets. See Note 5 to the financial statements. 1.6% of net assets is the Fund's cash equivalent position.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $4,498,759 or 2.7% of net assets.

(h) At July 31, 2005, the cost of securities for federal income tax purposes was $142,133,698 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $31,332,919
      Unrealized depreciation                                       (3,543,611)
                                                                    ----------
      Net unrealized appreciation                                  $27,789,308
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
18 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Discovery Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $141,305,752)                                                                              $169,923,006
Cash in bank on demand deposit                                                                                      203,118
Dividends and accrued interest receivable                                                                            31,417
Receivable for investment securities sold                                                                         1,070,617
                                                                                                                  ---------
Total assets                                                                                                    171,228,158
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               35,065
Payable for investment securities purchased                                                                         692,214
Payable upon return of securities loaned (Note 5)                                                                 3,991,000
Accrued investment management services fee                                                                            2,931
Accrued distribution fee                                                                                              1,395
Accrued service fee                                                                                                       8
Accrued transfer agency fee                                                                                             333
Accrued administrative services fee                                                                                     275
Other accrued expenses                                                                                              149,290
                                                                                                                    -------
Total liabilities                                                                                                 4,872,511
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $166,355,647
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    179,794
Additional paid-in capital                                                                                      207,261,805
Undistributed over net investment income                                                                                878
Accumulated net realized gain (loss) (Note 6)                                                                   (69,704,084)
Unrealized appreciation (depreciation) on investments                                                            28,617,254
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $166,355,647
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $150,554,497
                                                           Class B                                             $ 12,996,095
                                                           Class C                                             $     26,679
                                                           Class Y                                             $  2,778,376
Net asset value per share of outstanding capital stock:    Class A shares             16,143,047               $       9.33
                                                           Class B shares              1,539,633               $       8.44
                                                           Class C shares                  3,168               $       8.42
                                                           Class Y shares                293,582               $       9.46
                                                                                         -------               ------------
*Including securities on loan, at value (Note 5)                                                               $  3,746,260
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Discovery Fund

Year ended July 31, 2005
Investment income
Income:
Dividends                                                                                                       $   990,564
Interest                                                                                                             76,979
Fee income from securities lending (Note 5)                                                                          40,820
   Less foreign taxes withheld                                                                                         (795)
                                                                                                                       ----
Total income                                                                                                      1,107,568
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                1,074,727
Distribution fee
   Class A                                                                                                          366,138
   Class B                                                                                                          129,934
   Class C                                                                                                              280
Transfer agency fee                                                                                                 327,886
Incremental transfer agency fee
   Class A                                                                                                           32,057
   Class B                                                                                                            6,970
   Class C                                                                                                               17
Service fee -- Class Y                                                                                                2,332
Administrative services fees and expenses                                                                            97,528
Compensation of board members                                                                                         9,287
Custodian fees                                                                                                      263,976
Printing and postage                                                                                                 77,349
Registration fees                                                                                                    44,281
Audit fees                                                                                                           28,000
Other                                                                                                                14,953
                                                                                                                     ------
Total expenses                                                                                                    2,475,715
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                      (62,065)
                                                                                                                    -------
                                                                                                                  2,413,650
   Earnings credits on cash balances (Note 2)                                                                        (6,649)
                                                                                                                     ------
Total net expenses                                                                                                2,407,001
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  (1,299,433)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                20,837,819
   Foreign currency transactions                                                                                       (523)
                                                                                                                       ----
Net realized gain (loss) on investments                                                                          20,837,296
Net change in unrealized appreciation (depreciation) on investments                                              19,257,497
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            40,094,793
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $38,795,360
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Discovery Fund

Year ended July 31,                                                                       2005                     2004
Operations
Investment income (loss) -- net                                                      $ (1,299,433)             $ (1,323,745)
Net realized gain (loss) on investments                                                20,837,296                40,503,378
Net change in unrealized appreciation (depreciation) on investments                    19,257,497                (8,211,165)
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        38,795,360                30,968,468
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              2,109,682                 7,160,103
   Class B shares                                                                         369,196                   545,921
   Class C shares                                                                           1,545                     4,450
   Class Y shares                                                                         815,947                 1,855,551
Payments for redemptions
   Class A shares                                                                     (29,907,081)              (25,246,310)
   Class B shares (Note 2)                                                             (3,497,436)               (7,558,897)
   Class C shares (Note 2)                                                                (14,078)                       --
   Class Y shares                                                                        (644,253)               (1,406,160)
                                                                                         --------                ----------
Increase (decrease) in net assets from capital share transactions                     (30,766,478)              (24,645,342)
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                                 8,028,882                 6,323,126
Net assets at beginning of year                                                       158,326,765               152,003,639
                                                                                      -----------               -----------
Net assets at end of year                                                            $166,355,647              $158,326,765
                                                                                     ============              ============
Undistributed net investment income                                                  $        878              $      3,634
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

 AXP Discovery Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

On March 8, 2002, the Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign
--------------------------------------------------------------------------------
22 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
23 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
24 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,296,677 and accumulated net realized loss has been decreased by $26,263 resulting in a net reclassification adjustment to decrease paid-in capital by $1,322,940.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                    2005           2004

Class A
Distributions paid from:
     Ordinary income                                    $--            $--
     Long-term capital gain                              --             --
Class B
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                              --             --
Class C
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                              --             --
Class Y
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                              --             --

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $         --
Accumulated long-term gain (loss)                             $(68,875,260)
Unrealized appreciation (depreciation)                        $ 27,789,308

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
25 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, Riversource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.64% to 0.515% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $39,153 for the year ended July 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Ameriprise Financial has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions are allocated in accordance with Ameriprise Financial's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
26 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Amerprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Due to the Fund being closed to new investors, the Distributor reimbursed the Fund for the marketing portion of the distribution fees, which results in a 0.0375% reduction to this rate.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $44,882 for Class A, $3,757 for Class B and $30 for Class C for the year ended July 31, 2005.

For the year ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 1.43% for Class A, 2.21% for Class B, 2.21% for Class C and 1.30% for Class Y. Of these waived fees and expenses, the distribution fees waived for Class A, Class B and Class C were $56,930, $5,125 and $10, respectively. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses extended through Sept 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment will not exceed 1.49% for Class A, 2.27% for Class B, 2.29% for Class C and 1.32% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $6,649 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $129,974,731 and $160,626,632, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
27 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           Year ended July 31, 2005
                                              Class A        Class B      Class C        Class Y
Sold                                          258,244         48,995          196         96,509
Issued for reinvested distributions                --             --           --             --
Redeemed                                   (3,610,034)      (468,567)      (1,834)       (78,666)
                                           ----------       --------       ------        -------
Net increase (decrease)                    (3,351,790)      (419,572)      (1,638)        17,843
                                           ----------       --------       ------         ------

                                                             Year ended July 31, 2004
                                              Class A        Class B      Class C        Class Y
Sold                                        1,012,816         81,623          700        247,454
Issued for reinvested distributions                --             --           --             --
Redeemed                                   (3,506,766)    (1,149,131)          --       (183,831)
                                           ----------     ----------         ----       --------
Net increase (decrease)                    (2,493,950)    (1,067,508)         700         63,623
                                           ----------     ----------         ----         ------

5. LENDING OF PORTFOLIO SECURITIES

At July 31, 2005, securities valued at $3,746,260 were on loan to brokers. For collateral, the Fund received $3,991,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $40,820 for the year ended July 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $68,875,260 at July 31, 2005, that if not offset by capital gains will expire as follows:

                                  2010               2011
                               $26,744,961        $42,130,299

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

--------------------------------------------------------------------------------
28 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                     $7.34        $6.08        $4.84      $ 6.68      $10.29
                                                                         -----        -----        -----      ------      ------
Income from investment operations:
Net investment income (loss)                                              (.07)        (.05)        (.03)       (.05)       (.02)
Net gains (losses) (both realized and unrealized)                         2.06         1.31         1.27       (1.79)      (1.40)
                                                                         -----        -----        -----      ------      ------
Total from investment operations                                          1.99         1.26         1.24       (1.84)      (1.42)
                                                                         -----        -----        -----      ------      ------
Less distributions:
Distributions from realized gains                                           --           --           --          --       (2.19)
                                                                         -----        -----        -----      ------      ------
Net asset value, end of period                                           $9.33        $7.34        $6.08      $ 4.84      $ 6.68
                                                                         -----        -----        -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $151         $143         $134        $130        $239
Ratio of expenses to average daily net assets(b)                         1.43%(c)     1.41%(c)     1.30%(c)    1.18%       1.06%
Ratio of net investment income (loss) to average daily net assets        (.74%)       (.71%)       (.62%)      (.75%)      (.21%)
Portfolio turnover rate (excluding short-term securities)                  82%         136%         105%        154%        115%
Total return(d)                                                         27.11%       20.72%       25.62%     (27.54%)    (13.88%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.47%, 1.53% and 1.43% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                     $6.70        $5.59        $4.48      $ 6.24      $ 9.84
                                                                         -----        -----        -----      ------      ------
Income from investment operations:
Net investment income (loss)                                              (.13)        (.13)        (.08)       (.11)       (.08)
Net gains (losses) (both realized and unrealized)                         1.87         1.24         1.19       (1.65)      (1.33)
                                                                         -----        -----        -----      ------      ------
Total from investment operations                                          1.74         1.11         1.11       (1.76)      (1.41)
                                                                         -----        -----        -----      ------      ------
Less distributions:
Distributions from realized gains                                           --           --           --          --       (2.19)
                                                                         -----        -----        -----      ------      ------
Net asset value, end of period                                           $8.44        $6.70        $5.59      $ 4.48      $ 6.24
                                                                         -----        -----        -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $13          $13          $17         $21         $43
Ratio of expenses to average daily net assets(b)                         2.21%(c)     2.18%(c)     2.08%(c)    1.96%       1.83%
Ratio of net investment income (loss) to average daily net assets       (1.52%)      (1.48%)      (1.41%)     (1.53%)      (.98%)
Portfolio turnover rate (excluding short-term securities)                  82%         136%         105%        154%        115%
Total return(d)                                                         25.97%       19.86%       24.78%     (28.21%)    (14.49%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 2.25%, 2.30% and 2.21% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                     $6.68        $5.58        $4.47      $ 6.23      $ 9.84
                                                                         -----        -----        -----      ------      ------
Income from investment operations:
Net investment income (loss)                                              (.13)        (.09)        (.08)       (.11)       (.08)
Net gains (losses) (both realized and unrealized)                         1.87         1.19         1.19       (1.65)      (1.34)
                                                                         -----        -----        -----      ------      ------
Total from investment operations                                          1.74         1.10         1.11       (1.76)      (1.42)
                                                                         -----        -----        -----      ------      ------
Less distributions:
Distributions from realized gains                                           --           --           --          --       (2.19)
                                                                         -----        -----        -----      ------      ------
Net asset value, end of period                                           $8.42        $6.68        $5.58       $4.47      $ 6.23
                                                                         -----        -----        -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--         $--         $--
Ratio of expenses to average daily net assets(b)                         2.21%(c)     2.19%(c)     2.14%(c)    2.06%       1.83%
Ratio of net investment income (loss) to average daily net assets       (1.52%)      (1.49%)      (1.47%)     (1.66%)     (1.01%)
Portfolio turnover rate (excluding short-term securities)                  82%         136%         105%        154%        115%
Total return(d)                                                         26.05%       19.71%       24.83%     (28.25%)    (14.63%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 2.25%, 2.31% and 2.33% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                     $7.44        $6.16        $4.89      $ 6.74      $10.33
                                                                         -----        -----        -----      ------      ------
Income from investment operations:
Net investment income (loss)                                              (.05)        (.04)        (.02)       (.04)       (.01)
Net gains (losses) (both realized and unrealized)                         2.07         1.32         1.29       (1.81)      (1.39)
                                                                         -----        -----        -----      ------      ------
Total from investment operations                                          2.02         1.28         1.27       (1.85)      (1.40)
                                                                         -----        -----        -----      ------      ------
Less distributions:
Distributions from realized gains                                           --           --           --          --       (2.19)
                                                                         -----        -----        -----      ------      ------
Net asset value, end of period                                           $9.46        $7.44        $6.16      $ 4.89      $ 6.74
                                                                         -----        -----        -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3           $2           $1          $1          $1
Ratio of expenses to average daily net assets(b)                         1.30%        1.26%(c)     1.12%(c)    1.00%        .86%
Ratio of net investment income (loss) to average daily net assets        (.61%)       (.55%)       (.45%)      (.58%)      (.14%)
Portfolio turnover rate (excluding short-term securities)                  82%         136%         105%        154%        115%
Total return(d)                                                         27.15%       20.78%       25.97%     (27.45%)    (13.57%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 1.38% and 1.26% for the years ended July 31, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Discovery Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the five-year period ended July 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Discovery Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
33 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
34 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

                                                      Beginning            Ending              Expenses
                                                     account value      account value        paid during        Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class A
     Actual(b)                                          $1,000            $1,095.10            $7.65(c)           1.49%
     Hypothetical (5% return before expenses)           $1,000            $1,017.21            $7.37(c)           1.49%
Class B
     Actual(b)                                          $1,000            $1,090.40           $11.64(c)           2.27%
     Hypothetical (5% return before expenses)           $1,000            $1,013.39           $11.21(c)           2.27%
Class C
     Actual(b)                                          $1,000            $1,090.70           $11.69(c)           2.28%
     Hypothetical (5% return before expenses)           $1,000            $1,013.34           $11.26(c)           2.28%
Class Y
     Actual(b)                                          $1,000            $1,094.90            $6.78(c)           1.32%
     Hypothetical (5% return before expenses)           $1,000            $1,018.05            $6.53(c)           1.32%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +9.51% for Class A, +9.04% for Class B, +9.07% for Class C and +9.49% for Class Y.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A; 2.27% for Class B; 2.29% for Class C and 1.32% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended July 31, 2005, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above for all classes, except Class C. The actual expenses paid for Class C would have been $11.74 and the hypothetical expenses paid would have been $11.31.

--------------------------------------------------------------------------------
35 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                      Position held     Principal occupation   Other directorships
                                        with Fund and     during past five
                                        length of         years
                                        service
--------------------------------------- ----------------- ---------------------- --------------------------------
Arne H. Carlson                         Board member      Chair, Board
901 S. Marquette Ave.                   since 1999        Services Corporation
Minneapolis, MN 55402                                     (provides
Age 70                                                    administrative
                                                          services to boards).
                                                          Former Governor
                                                          of Minnesota
--------------------------------------- ----------------- ---------------------- --------------------------------
Philip J. Carroll, Jr.                  Board member      Retired Chairman and   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                   since 2002        CEO, Fluor Corporation Materials Company, Inc.
Minneapolis, MN 55402                                     (engineering and       (construction
Age 67                                                    construction) since     materials/chemicals)
                                                          1998
--------------------------------------- ----------------- ---------------------- --------------------------------
Livio D. DeSimone*                      Board member      Retired Chair of the   Cargill, Incorporated
30 Seventh Street East                  since 2001        Board and              (commodity merchants and
Suite 3050 St. Paul, MN                                   Chief Executive        processors), General Mills,
55101-4901                                                Officer, Minnesota     Inc. (consumer foods), Vulcan
Age 71                                                    Mining and             Materials Company (construction
                                                          Manufacturing (3M)     materials/chemicals), Milliken &
                                                                                 Company (textiles and chemicals),
                                                                                 and Nexia Biotechnologies, Inc.
--------------------------------------- ----------------- ---------------------- --------------------------------
Patricia M. Flynn                       Board member      Trustee Professor of   BostonFed Bancorp, Inc.
901 S. Marquette Ave.                   since 2004        Economics and          (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley    subsidiary Boston Federal
Age 54                                                    College since 2002;    Savings Bank
                                                          former Dean,
                                                          McCallum Graduate
                                                          School of Business,
                                                          Bentley College from
                                                          1999 to 2002
--------------------------------------- ----------------- ---------------------- --------------------------------
Anne P. Jones                           Board member      Attorney and
901 S. Marquette Ave.                   since 1985        Consultant
Minneapolis, MN 55402
Age 70
--------------------------------------- ----------------- ---------------------- --------------------------------
Stephen R. Lewis, Jr.                   Board member      Retired President      Valmont Industries, Inc.
901 S. Marquette Ave.                   since 2002        and Professor of       (manufactures irrigation
Minneapolis, MN 55402                                     Economics, Carleton    systems)
Age 66                                                    College
--------------------------------------- ----------------- ---------------------- --------------------------------

* Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

--------------------------------------------------------------------------------
36 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Catherine James Paglia                 Board member       Director, Enterprise   Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004         Asset Management,      (transportation, distribution
Minneapolis, MN 55402                                     Inc. (private real     and logistics consultants)
Age 52                                                    estate and asset
                                                          management company)
                                                          since 1999
-------------------------------------- ------------------ ---------------------- --------------------------------
Alan K. Simpson                        Board member       Former three-term
1201 Sunshine Ave.                     since 1997         United States
Cody, WY 82414                                            Senator for Wyoming
Age 73
-------------------------------------- ------------------ ---------------------- --------------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.                  since 2002         Executive Officer,
Minneapolis, MN 55402                                     RiboNovix, Inc.
Age 61                                                    since 2004;
                                                          President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ ---------------------- --------------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
William F. Truscott                    Board member       Senior Vice
53600 Ameriprise Financial Center      since 2001,        President - Chief
Minneapolis, MN 55474                  Vice President     Investment Officer
Age 44                                 since 2002         of Ameriprise
                                                          Financial, Inc. and
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2001. Former
                                                          Chief Investment
                                                          Officer and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ ---------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
37 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment
Minneapolis, MN 55474                                     Accounting,
Age 50                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate
                                                          Controller,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Paula R. Meyer                         President          Senior Vice President
596 Ameriprise Financial Center        since 2002         and General Manager -
Minneapolis, MN 55474                                     Mutual Funds,
Age 51                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002 and
                                                          Senior Vice
                                                          President,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2004; Vice
                                                          President and
                                                          Managing Director -
                                                          American Express
                                                          Funds, Ameriprise
                                                          Financial, Inc.,
                                                          2000-2002;
                                                          Vice President,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ ---------------------- --------------------------------
Beth E. Weimer                         Chief Compliance   Vice President and
172 Ameriprise Financial Center        Officer since      Chief Compliance
Minneapolis, MN 55474                  2004               Officer, Ameriprise
Age 52                                                    Financial, Inc.,
                                                          since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2005; Vice
                                                          President and
                                                          Chief Compliance
                                                          Officer, Ameriprise
                                                          Financial Services,
                                                          Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk
                                                          Services, 1998-2001
-------------------------------------- ------------------ ---------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
38 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
39 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is below median for its comparison group.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
40 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
41 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

AXP(R)
  Income
     Opportunities
         Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP Income Opportunities Fund
seeks to provide shareholders
with a high total return through
current income and capital appreciation.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      20

Notes to Financial Statements             23

Report of Independent Registered
   Public Accounting Firm                 34

Federal Income Tax Information            35

Fund Expenses Example                     38

Board Members and Officers                40

Approval of Investment Management
   Services Agreement                     43

Proxy Voting                              44

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSource(SM) brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

--------------------------------------------------------------------------------
2 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Fund Snapshot AT JULY 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Brian Lavin, CFA*                         6/03               19

* The Fund is managed by a team of portfolio managers led by Brian Lavin.

FUND OBJECTIVE

The Fund seeks high total return through current income and capital appreciation.

Inception dates by class
A: 6/19/03    B: 6/19/03   C: 6/19/03   I: 3/4/04    Y: 6/19/03

Ticker symbols by class
A: AIOAX      B: AIOBX     C: --        I: AOPIX     Y: --

Total net assets                                         $351.6 million

Number of holdings                                                  221

Weighted average life(1)                                      7.6 years

Effective duration(2)                                         4.3 years

Weighted average bond rating(3)                                      B+

STYLE MATRIX

        DURATION
SHORT     INT.    LONG
                        HIGH
           X            MEDIUM   QUANTITY
           X            LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Consumer Discretionary 20.4%
Telecommunication 19.1%
Utilities 13.7%
Materials 10.9%
Industrials 10.7%
Health Care 7.9%
Consumer Staples 4.5%
Energy 3.9%
Financials 3.6%
Short-Term Securities 3.5%
CMBS/ABS* 1.8%

* Commercial Mortgage-Backed/Asset-Backed Securities

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

A bonds                                                            0.9%
BBB bonds                                                          4.7
BB bonds                                                          33.8
B bonds                                                           58.4
CCC bonds                                                          2.0
Non-rated bonds                                                    0.2

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

High yield funds invest in lower-rated bonds, which generally have more volitile prices and carry more risk to principal and income than investment grade securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005
                        +9.52%       +9.88%       +10.30%

+9.52% = AXP Income Opportunities Fund Class A (excluding sales charge)

+9.88% = Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (unmanaged)

+10.30% = Lipper High Current Yield Bond Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A               Class B                Class C            Class I          Class Y
(Inception dates)                (6/19/03)             (6/19/03)              (6/19/03)          (3/4/04)         (6/19/03)
                                                             After                   After
                            NAV(1)    POP(2)      NAV(1)    CDSC(3)       NAV(1)    CDSC(4)       NAV(5)           NAV(6)
at July 31, 2005
1 year                      +9.52%    +4.31%      +8.70%    +3.70%        +8.69%    +7.69%        +9.92%          +9.70%
Since inception             +9.40     +6.91%      +8.60%    +6.86%        +8.61%    +8.61%        +8.14%          +9.62%

at June 30, 2005
1 year                      +9.93%    +4.71%      +9.09%    +4.09%        +9.20%    +8.20%       +10.43%         +10.10%
Since inception             +9.19%    +6.60%      +8.39%    +6.56%        +8.40%    +8.40%        +7.72%          +9.41

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Brian Lavin discusses AXP Income Opportunities Fund's results and positioning for the annual period ended July 31, 2005.

Q: How did AXP Income Opportunities Fund perform for the 12 months ended July 31, 2005?

A: AXP Income Opportunities Fund rose 9.52% (Class A shares, excluding sales charge) for the 12 months ended July 31, 2005. This was slightly less than the Fund's benchmark, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which advanced 9.88%. The Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, gained 10.30%.

Q:  What market conditions were present during the fiscal year?

A: The fiscal year was a tale of two high yield bond markets. During the first half of the annual period, the high yield bond market provided strong returns even as the Federal Reserve Board (the Fed) raised the targeted federal funds rate four times. In our view, the Fed's four consecutive rate hikes of 25 basis points (0.25%) were widely expected by investors and, thus, already priced into the market. High yield bond prices were supported by ongoing economic growth, all-time low default rates and compelling valuations. During the second half of the fiscal year, the Fed raised rates four additional times, but economic growth fundamentals remained generally solid and high yield bond default rates remained low.

    The difference in yield between high yield bonds and U.S. Treasuries tightened dramatically by mid-March in response to the favorable economic and default fundamentals. As we moved into the spring, investors grew concerned that the Fed may continue to raise short-term interest rates to the point of putting economic growth at risk. Indeed, certain economic data during these months supported this theory, including what seemed like a pause in jobs creation and factory orders. The tight valuations and

SEC YIELDS

At July 31, 2005 by class
A: 5.31%      B: 4.81%     C: 4.81%     I: 5.97%     Y: 5.74%

At June 30, 2005 by class
A: 5.49%      B: 5.00%     C: 5.00%     I: 6.16%     Y: 5.93%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

--------------------------------------------------------------------------------
5 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > As the year progressed, we started upgrading credit quality in the portfolio and believe that helped the Fund's performance during the sell-off in the high yield bond market this past spring. [END CALLOUT QUOTE]

    the economic cross currents led to a pullback in the high yield market in the late spring.

    In looking at returns by risk category, lower quality bonds (bonds rated
    CCC) outperformed higher quality bonds by more than 350 basis points (3.5%) during the fiscal year ended July 31, 2005.

Q:  What factors most significantly affected the Fund's performance?

A: On the positive side, the Fund benefited from its sizable allocations to the energy distribution (pipeline), defense, cable and wireless industries as these industries were solid performers. The Fund also benefited from its modest allocations to the autos and airlines areas as these industries underperformed. The Fund benefited from its emphasis on B-rated bonds and its smaller position in BB-rated bonds, as bonds with B credit ratings outperformed those rated BB for the fiscal year overall. As the year progressed, we started upgrading credit quality in the portfolio and believe that helped the Fund's performance during the sell-off in the high yield bond market this past spring.

    On the negative side, the riskiest areas of the high yield bond market outperformed higher quality bonds for the annual period, and because the Fund cannot invest in bonds rated CCC by both national rating agencies, the Fund's relative performance to the Lipper peer group lagged. The Fund's performance relative to the Merrill Lynch Index was due in part to its modest position in 20- to 30-year bonds, as longer maturity bonds performed well during the fiscal year. From an industry perspective, the Fund's large exposure to broadcast radio and gaming industries detracted from performance. These higher rated and more stable industries underperformed in the environment of higher risk outperforming.

--------------------------------------------------------------------------------
6 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > We believe that good security selection based on quality and in-depth security research will be key to performance. [END CALLOUT QUOTE]

Q:  What changes did you make to the Fund and how is it currently positioned?

A: As mentioned, we have been upgrading the credit quality in the Fund's portfolio through the fiscal year. During the second half of the annual period in particular, as we grew more cautious on high yield valuations, we reduced the Fund's exposure to bonds rated B somewhat and increased the allocation to higher quality bonds rated BB, thereby taking a somewhat more defensive posture. While maintaining the Fund's focus on B-rated bonds, the Fund's allocation to bonds rated BB and higher increased over 20% from December 2004 to July 31, 2005.

    Over the annual period, we reduced the Fund's allocations to the building materials, wireless, paper and chemical industries. We increased the Fund's exposure to integrated utilities and the energy distribution (pipeline) industry, which tend to be higher-rated securities.

    We also added publicly traded floating rate securities to the Fund during the annual period to help balance interest rate risk. Floating rate securities, or instruments with a variable interest rate, tend to maintain their value in periods of rising rates because their coupon interest payments are pegged to short-term interest rates and "float" upward as rates rise.

--------------------------------------------------------------------------------
7 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Questions & Answers

    Throughout, we continued to seek out asset-rich companies. As of July 31, 2005, the Fund had sizable allocations compared to the Merrill Lynch Index in the defense, energy distribution (pipeline), gaming, broadcast radio and integrated utilities industries. The Fund had more modest exposure than the Merrill Lynch Index to the retail, technology, airlines, and paper and packaging industries at the end of the annual period. In all, the annual turnover rate for the portfolio was 124%.

Q:  How do you intend to manage the Fund in the coming months?

A: Going forward, we continue to believe this year is going to be a bond-picker's year, and the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential. In addition, we expect to continue to upgrade credit quality in the portfolio when incremental spread does not compensate us for incremental risk.

    We have a bottom-up approach when selecting credits. One of our competitive advantages is our team of nine analysts who are experts in the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance.

    We still have a positive view of the economy going forward and believe company fundamentals will remain solid. We continue to think that interest rates are likely to trend higher in the months ahead. If the Fed continues to raise rates at a measured pace, we believe the impact on high yield from higher rates will be muted. We are not expecting a major slowdown or recession in the near term; however, having said that, we are no longer at the beginning of an economic expansion.

--------------------------------------------------------------------------------
8 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Questions & Answers

    We believe that default rates have bottomed out and are likely to rise modestly over the next 12 months, but currently, we do not expect a meaningful rise in high yield defaults. Over time, as we get further and further along in the economic expansion, the Fund will likely enhance its focus on increasing credit quality. While we have been gradually heading in that direction, for now, we think we can still find value in B-rated bonds and maintain the Fund's greatest allocation to this segment of the high yield bond market.

    As always, we will continue to monitor the pace of U.S. economic growth, the actions of the Fed and the quality of new issues in the high yield bond market. We continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------
9 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Income Opportunities Fund Class A shares (from 7/1/03 to 7/31/05) as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended        Income    capital gains    capital gains     Total
July 31, 2005             $0.61        $0.11          $0.01           $0.73
July 31, 2004              0.62           --             --            0.62
July 31, 2003(1)           0.06           --             --            0.06

(1) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003

--------------------------------------------------------------------------------
10 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP INCOME OPPORTUNITIES FUND

AXP Income Opportunities Fund Class A
(includes sales charge)                                 $ 9,525     $9,331     $10,518     $11,519
Merrill Lynch U.S. High Yield Cash Pay BB-B
Rated Constrained Index(1)                              $10,000     $9,841     $11,043     $12,134
Lipper High Current Yield Bond Funds Index(2)           $10,000     $9,923     $11,157     $12,306
                                                       7/1/2003      7/03        7/04        7/05

COMPARATIVE RESULTS

Results at July 31, 2005                                                            Since
                                                                       1 year   inception(3)
AXP Income Opportunities  Fund (includes sales charge)
Class A  Cumulative value of $10,000                                  $10,431    $11,519
         Average annual total return                                   +4.31%     +6.91%
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index(1)
         Cumulative value of $10,000                                  $10,988    $12,134
         Average annual total return                                   +9.88%     +9.73%
Lipper High Current Yield Bond Funds Index(2)
         Cumulative value of $10,000                                  $11,030    $12,306
         Average annual total return                                  +10.30%    +10.47%
Results for other share classes can be found on page 4.

(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from June 19, 2003. Merrill Lynch U.S. High Yield Cash Pay BB-B Constrained Index and Lipper peer group data is from July 1, 2003.

--------------------------------------------------------------------------------
11 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Income Opportunities Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (95.5%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed Securities (1.8%)
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               5.33%            $1,600,000(d,e)          $1,600,000
  Series 2004-2 Cl D
   10-20-10               6.69              3,745,000(d,e)           3,801,175
  Series 2005-1A Cl D
   03-21-11               5.33                775,000(d,e)             775,100
Total                                                                6,176,275

Aerospace & Defense (3.4%)
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88              1,780,000                1,828,950
L-3 Communications
   06-15-12               7.63              1,285,000                1,374,950
   07-15-13               6.13                700,000                  710,500
  Sr Sub Nts
   01-15-15               5.88              1,550,000                1,515,125
   10-15-15               6.38                800,000(d)               810,000
Moog
  Sr Sub Nts
   01-15-15               6.25              1,275,000                1,287,750
Standard Aero Holdings
  Sr Sub Nts
   09-01-14               8.25              1,680,000(d)             1,772,400
TransDigm
   07-15-11               8.38              2,535,000                2,699,775
Total                                                               11,999,450

Automotive (4.0%)
Dura Operating
   04-16-12               8.63                980,000                  931,000
GMAC
   09-15-11               6.88              6,420,000                6,196,051
   11-01-31               8.00                825,000                  796,389
Lear
   05-15-09               8.11              1,365,000                1,426,425
  Series B
   08-01-14               5.75              1,380,000                1,232,019
Tenneco Automotive
   11-15-14               8.63                750,000                  783,750

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Automotive (cont.)
TRW Automotive
  Sr Nts
   02-15-13               9.38%            $2,555,000               $2,861,600
Total                                                               14,227,234

Brokerage (0.5%)
LaBranche & Co
  Sr Nts
   05-15-12              11.00              1,705,000                1,892,550

Building Materials (2.3%)
Ainsworth Lumber
   10-01-12               7.25              1,200,000(c)             1,149,000
Associated Materials
   04-15-12               9.75              1,205,000                1,247,175
Compression Polymers Holdings
   07-01-13              10.50              1,025,000(d)             1,035,250
Euramax
   08-08-13              10.52              1,000,000                1,000,000
Norcraft Companies/Finance
  Sr Sub Nts
   11-01-11               9.00              3,505,000                3,662,725
Total                                                                8,094,150

Chemicals (4.1%)
BCP Crystal US Holdings
  Sr Sub Nts
   06-15-14               9.63              1,643,000                1,856,590
Georgia Gulf
  Sr Nts
   12-15-13               7.13              3,010,000                3,152,975
INVISTA
   05-01-12               9.25              3,525,000(d)             3,881,906
MacDermid
   07-15-11               9.13              1,825,000                1,971,000
PQ
   02-15-13               7.50              2,715,000(d)             2,715,000
Resolution Performance Products
   04-15-10               9.50                975,000                1,005,469
Total                                                               14,582,940

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Construction Machinery (2.7%)
ALH Finance LLC
  Sr Sub Nts
   01-15-13               8.50%            $2,200,000               $2,123,000
Case New Holland
   08-01-11               9.25                770,000                  833,525
Gardner Denver
   05-01-13               8.00              2,375,000 (d)            2,505,625
Neff Rental LLC/Neff Rental
   06-15-15              11.25                570,000(d)               589,950
United Rentals North America
   02-15-12               6.50              3,680,000                3,578,800
Total                                                                9,630,900

Consumer Cyclical Services (0.2%)
Da-Lite Screen
  Sr Nts
   05-15-11               9.50                750,000                  798,750

Consumer Products (1.2%)
Sealy Mattress
  Sr Sub Nts
   06-15-14               8.25              1,975,000                2,103,375
Visant
   10-01-12               7.63              1,975,000                1,999,688
Total                                                                4,103,063

Diversified Manufacturing (0.7%)
TriMas
   06-15-12               9.88              1,115,000                  953,325
Valmont Inds
   05-01-14               6.88              1,490,000                1,504,900
Total                                                                2,458,225

Electric (7.7%)
Aquila
  Sr Nts
   11-15-09               7.63              1,645,000                1,710,800
   02-01-11               9.95                965,000                1,063,913
CMS Energy
  Sr Nts
   02-01-12               6.30                705,000                  715,575
IPALCO Enterprises
  Secured
   11-14-11               8.63              3,645,000                4,091,512

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (cont.)
Midwest Generation LLC
  Series B
   01-02-16               8.56%            $1,811,871               $2,015,706
NRG Energy
  Secured
   12-15-13               8.00                800,000(b,d)             856,000
Pacificorp
  1st Mtge
   06-15-35               5.25              3,200,000                3,117,884
Potomac Edison
  1st Mtge
   11-15-14               5.35              2,500,000(d)             2,548,150
Reliant Energy
  Secured
   07-15-13               9.50              1,345,000                1,496,313
Salton Sea Funding
  Sr Nts Series C
   05-30-10               7.84                312,328                  331,849
Sierra Pacific Power
   04-15-12               6.25              1,045,000                1,092,025
Southern California Edison
  1st Mtge
   07-15-35               5.35              2,925,000                2,914,513
Tenaska Alabama Partners LP
  06-30-21                7.00              2,535,000(d)             2,630,063
Utilicorp Canada Finance
   06-15-11               7.75              2,475,000(c)             2,598,750
Total                                                               27,183,053

Entertainment (2.9%)
Liberty Media
  Sr Nts
   05-15-13               5.70              3,150,000                2,915,252
Loews Cineplex
   08-01-14               9.00              1,505,000(d)             1,459,850
River Rock Entertainment Authority
  Sr Nts
   11-01-11               9.75              1,915,000                2,111,288
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75              1,375,000                1,419,688
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75              2,410,000                2,464,225
Total                                                               10,370,303

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Environmental (1.5%)
Allied Waste North America
  Secured
   04-15-11               6.38%              $795,000                 $778,106
  Series B
   02-15-11               5.75                960,000                  904,800
   09-01-12               9.25              1,690,000                1,844,213
Clean Harbors
   07-15-12              11.25              1,495,000(d)             1,659,450
Total                                                                5,186,569

Food and Beverage (3.3%)
American Seafoods Group LLC
   04-15-10              10.13              1,545,000                1,664,738
Burns Philp Capital Property
   11-15-10               9.50                960,000 (c)            1,051,200
  Sr Sub Nts
   02-15-11              10.75              3,825,000(c)             4,245,750
Cott Beverages
   12-15-11               8.00              1,950,000                2,067,000
Del Monte
  Sr Sub Nts
   12-15-12               8.63              2,230,000                2,447,425
Total                                                               11,476,113

Gaming (6.6%)
Boyd Gaming
  Sr Sub Nts
   04-15-12               8.75              1,920,000                2,083,199
   12-15-12               7.75                970,000                1,037,900
Caesars Entertainment
  Sr Nts
   04-15-13               7.00              1,465,000                1,601,708
  Sr Sub Nts
   09-15-08               8.88                200,000                  222,500
   03-15-10               7.88                350,000                  388,063
CCM Merger
   08-01-13               8.00              1,645,000(d)             1,675,844
Circus & Eldorado Jt Venture/Silver Legacy Capital
  1st Mtge
   03-01-12              10.13              2,715,000                2,877,899
MGM MIRAGE
   10-01-09               6.00                150,000                  150,375
   09-15-10               8.50              1,825,000                2,012,062
  Sr Nts
   12-15-11               6.38                300,000                  303,750
   09-01-12               6.75                800,000                  828,000
   02-27-14               5.88                725,000                  705,063

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gaming (cont.)
Mohegan Tribal Gaming
  Sr Nts
   02-15-13               6.13%            $1,520,000               $1,540,900
MTR Gaming Group
  Series B
   04-01-10               9.75                960,000                1,042,800
Penn Natl Gaming
   03-15-10               8.88                800,000                  853,000
Riviera Holdings
   06-15-10              11.00                500,000                  548,750
Seneca Gaming
  Sr Nts
   05-01-12               7.25              1,200,000                1,245,000
Station Casinos
  Sr Nts
   04-01-12               6.00              1,200,000                1,212,000
Virgin River Casino
   01-15-12               9.00              1,755,000(d)             1,842,750
Wheeling Island Gaming
   12-15-09              10.13              1,075,000                1,139,500
Total                                                               23,311,063

Gas Pipelines (5.8%)
ANR Pipeline
   03-15-10               8.88              3,050,000                3,328,110
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95              1,240,000(d)             1,226,050
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63              1,825,000                1,921,190
Energy Transfer Partners LP
  Sr Nts
   08-01-12               5.65                750,000(d)               749,951
   02-02-15               5.95              2,455,000(b,d)           2,469,129
Southern Natural Gas
   09-15-08               6.13              1,025,000                1,028,250
   03-15-10               8.88                575,000                  627,431
   03-01-32               8.00              1,200,000                1,380,106
Southern Star Central
  Secured
   08-01-10               8.50              1,600,000                1,736,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gas Pipelines (cont.)
Transcontinental Gas Pipe Line
   12-01-26               7.25%            $1,175,000               $1,316,000
  Series B
   08-15-11               7.00              2,800,000                3,059,000
Williams Companies
   01-15-31               7.50              1,500,000                1,668,750
Total                                                               20,509,967

Health Care (6.6%)
Community Health Systems
  Sr Sub Nts
   12-15-12               6.50                990,000                1,003,613
Coventry Health Care
  Sr Nts
   01-15-12               5.88              1,630,000                1,670,750
DaVita
  Sr Nts
   03-15-13               6.63              3,330,000(d)             3,438,224
Fisher Scientific Intl
  Sr Sub Nts
   07-01-15               6.13              1,550,000(d)             1,557,750
HCA
   11-06-08               5.25                500,000                  496,141
   12-01-09               5.50                890,000                  886,006
  Sr Nts
   02-01-11               7.88                500,000                  547,582
   05-01-12               6.95              1,100,000                1,157,501
   03-15-14               5.75              2,550,000                2,508,403
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14               8.75              1,000,000                1,088,750
MedCath Holdings
  Sr Nts
   07-15-12               9.88              1,950,000                2,169,375
Select Medical
  Sr Sub Nts
   02-01-15               7.63              1,570,000(d)             1,550,375
Tenet Healthcare
  Sr Nts
   07-01-14               9.88                730,000                  781,100
Triad Hospitals
  Sr Nts
   05-15-12               7.00              2,010,000                2,100,450
  Sr Sub Nts
   11-15-13               7.00                805,000                  829,150
US Oncology
   08-15-12               9.00              1,250,000                1,362,500
Total                                                               23,147,670

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount
Home Construction (2.2%)

DR Horton
  Sr Nts
   05-01-13               6.88%              $200,000                 $215,641
  Sr Sub Nts
   09-15-10               9.75                500,000                  582,796
KB HOME
   08-15-11               6.38                915,000                  951,999
  Sr Sub Nts
   02-01-10               7.75                500,000                  529,475
Meritage Homes
  Sr Nts
   03-15-15               6.25              1,255,000                1,211,075
Standard Pacific
  Sr Nts
   05-15-11               6.88                775,000                  794,375
   03-15-13               7.75                150,000                  158,250
WCI Communities
   05-01-12               9.13                500,000                  528,750
   03-15-15               6.63              1,345,000                1,250,850
William Lyon Homes
   04-01-13              10.75              1,275,000                1,412,062
Total                                                                7,635,273

Independent Energy (2.5%)
Chesapeake Energy
  Sr Nts
   09-15-13               7.50                980,000                1,059,625
   06-15-14               7.50                567,000                  613,778
   08-15-14               7.00                910,000                  968,013
   06-15-15               6.38                660,000                  678,150
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25              1,780,000                1,779,999
Hilcorp Energy I/Finance
  Sr Nts
   09-01-10              10.50                750,000(d)               834,375
Newfield Exploration
  Sr Nts
   03-01-11               7.63                825,000                  903,375
  Sr Sub Nts
   08-15-12               8.38              1,000,000                1,092,500
   09-01-14               6.63                675,000                  707,063
Total                                                                8,636,878

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Lodging (0.5%)
Starwood Hotels & Resorts
   11-15-15               7.38%            $1,565,000               $1,737,150

Media Cable (2.3%)
Charter Communications Holdings LLC/Capital
  Sr Nts
   04-30-14               8.38              1,980,000(d)             2,004,749
Charter Communications Operating LLC/Capital
  Sr Nts
   04-30-12               8.00                750,000(d)               761,250
CSC Holdings
  Sr Nts
   07-15-08               7.25                375,000                  379,688
  Sr Nts Series B
   07-15-09               8.13                875,000                  901,250
   04-01-11               7.63              1,380,000                1,390,350
Kabel Deutschland
   07-01-14              10.63              1,800,000(c,d)           1,989,000
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50                775,000                  792,438
Total                                                                8,218,725

Media Non Cable (9.6%)
CanWest Media
  Series B
   04-15-13               7.63                400,000(c)               428,000
Corus Entertainment
  Sr Sub Nts
   03-01-12               8.75              2,355,000(c)             2,546,344
Dex Media East LLC/Finance
   11-15-12              12.13              2,125,000                2,534,063
Dex Media West LLC/Finance
  Sr Sub Nts Series B
   08-15-13               9.88              2,069,000                2,358,660
DIRECTV Holdings LLC/Finance
  Sr Nts
   06-15-15               6.38              2,620,000(d)             2,613,450
Echostar DBS
   10-01-14               6.63              1,165,000                1,156,263
  Sr Nts
   10-01-08               5.75              1,125,000                1,116,563
Emmis Communications
  Sr Nts
   06-15-12               9.31                915,000(d,e)             916,144
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88              3,195,000                3,194,999

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media Non Cable (cont.)
Lamar Media
   01-01-13               7.25%            $2,950,000               $3,134,374
LodgeNet Entertainment
  Sr Sub Deb
   06-15-13               9.50                480,000                  528,000
Quebecor Media
  Sr Nts
   07-15-11              11.13                180,000(c)               199,800
Rainbow Natl Services LLC
  Sr Nts
   09-01-12               8.75              1,405,000(d)             1,541,988
RH Donnelley
   12-15-12              10.88              2,310,000                2,679,599
Salem Communications
   12-15-10               7.75              2,900,000                3,015,999
Salem Communications Holding
  Series B
   07-01-11               9.00                495,000                  528,413
Sun Media
   02-15-13               7.63              1,500,000(c)             1,578,750
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38              1,705,000                1,764,675
Videotron Ltee
   01-15-14               6.88              1,750,000(c)             1,789,375
Total                                                               33,625,459

Metals (0.9%)
Earle M Jorgensen
  Secured
   06-01-12               9.75                990,000                1,074,150
Ispat Inland ULC
  Secured
   04-01-14               9.75                805,000(c)               949,900
Natl Waterworks
  Series B
   12-01-12              10.50              1,000,000                1,170,000
Total                                                                3,194,050

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Oil Field Services (1.4%)
Grant Prideco
   08-15-15               6.13%              $390,000(d)              $397,800
Key Energy Services
  Series C
   03-01-08               8.38                935,000                  967,725
  Sr Nts
   05-01-13               6.38              1,045,000                1,047,613
Offshore Logistics
   06-15-13               6.13              2,510,000                2,434,700
Total                                                                4,847,838

Other Financial Institutions (1.0%)
Residential Capital
   06-30-10               6.38              3,500,000(d)             3,558,030

Other Industry (1.4%)
JohnsonDiversey
  Series B
   05-15-12               9.63                665,000                  679,963
NationsRent Companies
   10-15-10               9.50              3,905,000                4,295,500
Total                                                                4,975,463

Packaging (2.9%)
Crown European Holdings
  Secured
   03-01-11               9.50              1,200,000(c)             1,320,000
   03-01-13              10.88              1,950,000(c)             2,286,375
Owens-Illinois Glass Container
   05-15-11               7.75              1,590,000                1,685,400
   11-15-12               8.75              1,600,000                1,746,000
   05-15-13               8.25                940,000                1,016,375
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75              2,025,000                2,075,625
Total                                                               10,129,775

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Paper (2.1%)
Cascades
  Sr Nts
   02-15-13               7.25%            $1,025,000(c)            $1,025,000
Domtar
   12-01-13               5.38              1,750,000(c)             1,589,704
JSG Funding
  Sr Nts
   10-01-12               9.63              2,580,000(c)             2,605,800
NewPage
  Secured
   05-01-12              10.00              1,475,000(d)             1,497,125
Norampac
  Sr Nts
   06-01-13               6.75                670,000(c)               683,400
Total                                                                7,401,029

Pharmaceuticals (1.2%)
Athena Neurosciences Finance LLC
   02-21-08               7.25                800,000                  766,000
NeighborCare
  Sr Sub Nts
   11-15-13               6.88              1,365,000                1,487,850
VWR Intl
  Sr Nts
   04-15-12               6.88              2,050,000                2,014,125
Total                                                                4,267,975

Railroads (0.4%)
TFM
  Sr Nts
   05-01-12               9.38              1,330,000(c,d)           1,423,100

Retailers (1.6%)
General Nutrition Centers
  Sr Nts
   01-15-11               8.63              1,205,000                1,144,750
Rite Aid
   12-15-28               6.88              1,600,000(d)             1,256,000
Toys "R" Us
   04-15-13               7.88                670,000                  592,950
   10-15-18               7.38                780,000                  629,850
United Auto Group
   03-15-12               9.63              1,920,000                2,068,800
Total                                                                5,692,350

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Technology (2.2%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12               8.00%            $1,935,000               $1,993,050
CPI Holdco
  Sr Nts
   02-01-15               8.83              1,190,000(e)             1,142,809
Flextronics Intl
  Sr Sub Nts
   11-15-14               6.25              2,565,000(c)             2,539,350
Saniminia-SCI
   01-15-10              10.38                825,000                  915,750
SunGard
   01-15-14               4.88              1,380,000                1,207,500
Total                                                                7,798,459

Textiles (0.2%)
Quiksilver
  Sr Nts
   04-15-15               6.88                700,000(d)               705,250

Transportation Services (0.4%)
Interpool
   08-01-07               7.20                310,000                  316,975
   08-01-07               7.35              1,070,000                1,094,075
Total                                                                1,411,050

Wireless (2.5%)
AirGate PCS
   10-15-11               7.35                455,000(e)               473,200
American Tower
  Sr Nts
   02-01-09               9.38                104,000                  109,460
Digicel
  Sr Nts
   09-01-12               9.25                300,000(c,d)             308,250
 Nextel Communications
  Sr Nts
   10-31-13               6.88              3,645,000                3,891,037
Rogers Wireless
   05-01-11               9.63              1,275,000(c)             1,494,938
Rogers Wireless Communications
   12-15-10               6.54                785,000(c,e)             817,381
   12-15-12               7.25                940,000(c)             1,008,150
  Sr Sub Nts
   12-15-12               8.00                755,000(c)               813,513
Total                                                                8,915,929

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wirelines (4.7%)
Cincinnati Bell
  Sr Nts
   02-15-15               7.00%            $3,340,000(d)            $3,323,300
Citizens Communications
   05-15-11               9.25                775,000                  866,063
GCI
  Sr Nts
   02-15-14               7.25              2,385,000                2,325,375
MCI
  Sr Nts
   05-01-14               8.74                555,000                  624,375
Qwest
   11-15-08               5.63                475,000                  468,469
   03-15-12               8.88              4,665,000                5,108,174
   06-15-13               6.67                790,000(d,e)             825,550
  Sr Nts
   06-15-15               7.63                655,000(d)               676,288
  Term Loan B
   06-30-10               6.95              1,000,000                  997,500
Valor Telecommunications Enterprises LLC/Finance
  Sr Nts
   02-15-15               7.75              1,200,000(d)             1,191,000
Total                                                               16,406,094

Total Bonds
(Cost: $330,491,432)                                              $335,728,152

Short-Term Securities (3.5%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agencies (2.6%)
Federal Home Loan Bank Disc Nt
   09-14-05               3.28%            $4,400,000               $4,381,920
Federal Natl Mtge Assn Disc Nt
   08-22-05               3.16              4,500,000                4,490,190
Total                                                                8,872,110

Commercial Paper (0.9%)
Sheffield Receivables
   08-01-05               3.30              3,300,000(f)             3,299,093

Total Short-Term Securities
(Cost: $12,171,440)                                                $12,171,203

Total Investments in Securities
(Cost: $342,662,872)(g)                                           $347,899,355

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,261,961.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2005, the value of foreign securities represented 10.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $68,972,641 or 19.6% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2005.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $3,299,093 or 0.9% of net assets.

(g) At July 31, 2005, the cost of securities for federal income tax purposes was $342,800,941 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 6,680,053
      Unrealized depreciation                                      (1,581,639)
                                                                   ----------
      Net unrealized appreciation                                 $ 5,098,414
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
19 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Income Opportunities Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $342,662,872)                                                                              $347,899,355
Cash in bank on demand deposit                                                                                      652,906
Capital shares receivable                                                                                           267,351
Accrued interest receivable                                                                                       6,506,624
Receivable for investment securities sold                                                                         2,737,602
Other receivable                                                                                                     86,045
                                                                                                                     ------
Total assets                                                                                                    358,149,883
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                    50,031
Capital shares payable                                                                                               29,472
Payable for investment securities purchased                                                                       6,378,704
Accrued investment management services fee                                                                            5,850
Accrued distribution fee                                                                                              3,690
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                             473
Accrued administrative services fee                                                                                     480
Other accrued expenses                                                                                               77,776
                                                                                                                     ------
Total liabilities                                                                                                 6,546,477
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $351,603,406
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    333,778
Additional paid-in capital                                                                                      341,396,125
Undistributed net investment income                                                                                  51,722
Accumulated net realized gain (loss)                                                                              4,499,253
Unrealized appreciation (depreciation) on investments                                                             5,322,528
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $351,603,406
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $196,563,730
                                                            Class B                                            $ 79,198,259
                                                            Class C                                            $  6,860,418
                                                            Class I                                            $ 68,574,958
                                                            Class Y                                            $    406,041
Net asset value per share of outstanding capital stock:     Class A shares             18,663,072              $      10.53
                                                            Class B shares              7,522,267              $      10.53
                                                            Class C shares                651,716              $      10.53
                                                            Class I shares              6,502,225              $      10.55
                                                            Class Y shares                 38,524              $      10.54
                                                                                           ------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Income Opportunities Fund

Year ended July 31, 2005
Investment income
Income:
Interest                                                                                                        $21,941,023
   Less foreign taxes withheld                                                                                       (1,714)
                                                                                                                     ------
Total income                                                                                                     21,939,309
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                1,954,757
Distribution fee
   Class A                                                                                                          484,743
   Class B                                                                                                          713,097
   Class C                                                                                                           64,944
Transfer agency fee                                                                                                 298,910
Incremental transfer agency fee
   Class A                                                                                                           20,555
   Class B                                                                                                           15,486
   Class C                                                                                                            1,447
Service fee -- Class Y                                                                                                  348
Administrative services fees and expenses                                                                           164,038
Compensation of board members                                                                                         9,754
Custodian fees                                                                                                       42,517
Printing and postage                                                                                                 62,026
Registration fees                                                                                                    71,590
Audit fees                                                                                                           20,000
Other                                                                                                                15,219
                                                                                                                     ------
Total expenses                                                                                                    3,939,431
   Earnings credits on cash balances (Note 2)                                                                        (6,241)
                                                                                                                     ------
Total net expenses                                                                                                3,933,190
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  18,006,119
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                        5,883,986
Net change in unrealized appreciation (depreciation) on investments                                               3,758,886
                                                                                                                  ---------
Net gain (loss) on investments                                                                                    9,642,872
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                 $27,648,991
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Income Opportunities Fund

Year ended July 31,                                                                       2005                      2004
Operations and distributions
Investment income (loss) -- net                                                      $ 18,006,119              $  9,388,165
Net realized gain (loss) on investments                                                 5,883,986                 2,601,839
Net change in unrealized appreciation (depreciation) on investments                     3,758,886                 3,175,519
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                        27,648,991                15,165,523
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (11,152,655)               (7,046,010)
      Class B                                                                          (3,561,657)               (1,861,068)
      Class C                                                                            (323,947)                 (188,840)
      Class I                                                                          (2,972,648)                 (231,469)
      Class Y                                                                             (20,593)                   (7,463)
   Net realized gain
      Class A                                                                          (2,417,503)                       --
      Class B                                                                            (839,733)                       --
      Class C                                                                             (77,772)                       --
      Class I                                                                            (517,890)                       --
      Class Y                                                                              (3,854)                       --
                                                                                      -----------                ----------
Total distributions                                                                   (21,888,252)               (9,334,850)
                                                                                      -----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            102,757,119               132,710,154
   Class B shares                                                                      39,345,095                62,210,570
   Class C shares                                                                       3,414,113                 5,809,517
   Class I shares                                                                      54,112,824                21,458,579
   Class Y shares                                                                         100,262                   267,702
Reinvestment of distributions at net asset value
   Class A shares                                                                       9,998,956                 2,972,142
   Class B shares                                                                       3,880,864                 1,583,634
   Class C shares                                                                         350,480                   168,188
   Class I shares                                                                       3,493,537                   216,770
   Class Y shares                                                                          23,823                     6,594
Payments for redemptions
   Class A shares                                                                     (98,436,259)              (18,065,031)
   Class B shares (Note 2)                                                            (21,123,119)              (13,065,775)
   Class C shares (Note 2)                                                             (2,221,713)               (1,369,917)
   Class I shares                                                                     (10,794,352)                 (326,657)
   Class Y shares                                                                         (10,437)                      (23)
                                                                                      -----------                ----------
Increase (decrease) in net assets from capital share transactions                      84,891,193               194,576,447
                                                                                       ----------               -----------
Total increase (decrease) in net assets                                                90,651,932               200,407,120
Net assets at beginning of year                                                       260,951,474                60,544,354
                                                                                      -----------                ----------
Net assets at end of year                                                            $351,603,406              $260,951,474
                                                                                     ============              ============
Undistributed net investment income                                                  $     51,722              $     77,103
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Income Opportunities Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation), IDS Life Insurance Company and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 19.50% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
23 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2005, the Fund has entered into outstanding when-issued securities of $3,261,961.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
24 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
25 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                  2005           2004
Class A
Distributions paid from:
     Ordinary income                            $13,350,209     $7,046,010
     Long-term capital gain                         219,949             --
Class B
Distributions paid from:
     Ordinary income                              4,324,988      1,861,068
     Long-term capital gain                          76,402             --
Class C
Distributions paid from:
     Ordinary income                                394,643        188,840
     Long-term capital gain                           7,076             --
Class I*
Distributions paid from:
     Ordinary income                              3,443,420        231,469
     Long-term capital gain                          47,118             --
Class Y
Distributions paid from:
     Ordinary income                                 24,096          7,463
     Long-term capital gain                             351             --

* Inception date is March 4, 2004.

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $3,559,084
Accumulated long-term gain (loss)                               $1,179,991
Unrealized appreciation (depreciation)                          $5,184,459

Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
26 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.485% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
27 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $831,182 for Class A, $45,960 for Class B and $2,620 for Class C for the year ended July 31, 2005.

Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses will not exceed 1.19% for Class A, 1.95% for Class B, 1.95% for Class C, 0.88% for Class I and 1.03% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $6,241 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $451,014,213 and $372,983,493, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        9,755,075      3,734,496      323,893       5,127,282       9,489
Issued for reinvested distributions           950,257        368,918       33,316         332,077       2,264
Redeemed                                   (9,317,916)    (2,014,470)    (211,432)     (1,038,209)       (996)
                                           ----------     ----------     --------      ----------        ----
Net increase (decrease)                     1,387,416      2,088,944      145,777       4,421,150      10,757
                                            ---------      ---------      -------       ---------      ------

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C        Class I*     Class Y
Sold                                       12,998,809      6,117,719      571,749       2,091,526      26,121
Issued for reinvested distributions           288,017        154,137       16,378          21,141         642
Redeemed                                   (1,766,437)    (1,272,904)    (134,145)        (31,592)         (2)
                                           ----------     ----------     --------         -------          --
Net increase (decrease)                    11,520,389      4,998,952      453,982       2,081,075      26,761
                                           ----------      ---------      -------       ---------      ------

* Inception date is March 4, 2004.

--------------------------------------------------------------------------------
28 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                         $10.30       $ 9.70        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .61          .62          .06
Net gains (losses) (both realized and unrealized)                               .35          .60         (.27)
                                                                             ------       ------        -----
Total from investment operations                                                .96         1.22         (.21)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.61)        (.62)        (.06)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.73)        (.62)        (.06)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.53       $10.30        $9.70
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $197         $178          $56
Ratio of expenses to average daily net assets(c)                              1.10%        1.08%        1.16%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.73%        5.97%        5.59%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               9.52%       12.72%       (2.04%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                         $10.30       $ 9.70        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .53          .54          .05
Net gains (losses) (both realized and unrealized)                               .35          .60         (.27)
                                                                             ------       ------        -----
Total from investment operations                                                .88         1.14         (.22)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.53)        (.54)        (.05)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.65)        (.54)        (.05)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.53       $10.30        $9.70
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $79          $56           $4
Ratio of expenses to average daily net assets(c)                              1.86%        1.83%        1.88%(d),(e)
Ratio of net investment income (loss) to average daily net assets             4.99%        5.22%        5.14%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               8.70%       11.90%       (2.11%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                         $10.30       $ 9.69        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .53          .54          .05
Net gains (losses) (both realized and unrealized)                               .35          .61         (.28)
                                                                             ------       ------        -----
Total from investment operations                                                .88         1.15         (.23)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.53)        (.54)        (.05)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.65)        (.54)        (.05)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.53       $10.30        $9.69
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $7           $5           $1
Ratio of expenses to average daily net assets(c)                              1.86%        1.83%        1.61%(d),(e)
Ratio of net investment income (loss) to average daily net assets             4.98%        5.20%        5.45%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               8.69%       12.01%       (2.19%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005         2004(b)
Net asset value, beginning of period                                         $10.32       $10.41
                                                                             ------       ------
Income from investment operations:
Net investment income (loss)                                                    .65          .27
Net gains (losses) (both realized and unrealized)                               .35         (.10)
                                                                             ------       ------
Total from investment operations                                               1.00          .17
                                                                             ------       ------
Less distributions:
Dividends from net investment income                                           (.65)        (.26)
Distributions from realized gains                                              (.12)          --
                                                                             ------       ------
Total distributions                                                            (.77)        (.26)
                                                                             ------       ------
Net asset value, end of period                                               $10.55       $10.32
                                                                             ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $69          $21
Ratio of expenses to average daily net assets(c)                               .74%         .76%(d)
Ratio of net investment income (loss) to average daily net assets             6.15%        6.40%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%
Total return(e)                                                               9.92%        1.58%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005         2004         2003(b)
Net asset value, beginning of period                                         $10.31       $ 9.70        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .62          .63          .06
Net gains (losses) (both realized and unrealized)                               .36          .61         (.27)
                                                                             ------       ------        -----
Total from investment operations                                                .98         1.24         (.21)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.63)        (.63)        (.06)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.75)        (.63)        (.06)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.54       $10.31        $9.70
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c)                               .94%         .92%        1.01%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.91%        6.08%        5.71%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               9.70%       13.00%       (2.03%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class Y would have been 2.35% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Income Opportunities Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005 and the financial highlights for each of the years in the two-year period ended July 31, 2005, and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Income Opportunities Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
34 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Income Opportunities Fund
Fiscal year ended July 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.13%
     Dividends Received Deduction for corporations                       0.13%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.04988
Sept. 24, 2004                                                         0.05097
Oct. 25, 2004                                                          0.05000
Nov. 24, 2004                                                          0.05091
Dec. 22, 2004                                                          0.16759
Jan. 27, 2005                                                          0.04900
Feb. 24, 2005                                                          0.04900
March 30, 2005                                                         0.04904
April 28, 2005                                                         0.05100
May 26, 2005                                                           0.05100
June 29, 2005                                                          0.05100
July 28, 2005                                                          0.05195
Total                                                                 $0.72134

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.01136
Total distributions                                                   $0.73270

--------------------------------------------------------------------------------
35 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.13%
     Dividends Received Deduction for corporations                       0.13%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.04320
Sept. 24, 2004                                                         0.04441
Oct. 25, 2004                                                          0.04317
Nov. 24, 2004                                                          0.04422
Dec. 22, 2004                                                          0.16134
Jan. 27, 2005                                                          0.04107
Feb. 24, 2005                                                          0.04280
March 30, 2005                                                         0.04150
April 28, 2005                                                         0.04452
May 26, 2005                                                           0.04503
June 29, 2005                                                          0.04362
July 28, 2005                                                          0.04560
Total                                                                 $0.64048

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.01136
Total distributions                                                   $0.65184

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.13%
     Dividends Received Deduction for corporations                       0.13%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.04314
Sept. 24, 2004                                                         0.04438
Oct. 25, 2004                                                          0.04315
Nov. 24, 2004                                                          0.04420
Dec. 22, 2004                                                          0.16131
Jan. 27, 2005                                                          0.04104
Feb. 24, 2005                                                          0.04278
March 30, 2005                                                         0.04146
April 28, 2005                                                         0.04450
May 26, 2005                                                           0.04501
June 29, 2005                                                          0.04361
July 28, 2005                                                          0.04558
Total                                                                 $0.64016

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.01136
Total distributions                                                   $0.65152

--------------------------------------------------------------------------------
36 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.13%
     Dividends Received Deduction for corporations                       0.13%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.05304
Sept. 24, 2004                                                         0.05407
Oct. 25, 2004                                                          0.05324
Nov. 24, 2004                                                          0.05410
Dec. 22, 2004                                                          0.17062
Jan. 27, 2005                                                          0.05288
Feb. 24, 2005                                                          0.05209
March 30, 2005                                                         0.05281
April 28, 2005                                                         0.05435
May 26, 2005                                                           0.05412
June 29, 2005                                                          0.05482
July 28, 2005                                                          0.05528
Total                                                                 $0.76142

Capital gain distribution -- taxable as long-term capital gain.

Payable date
Dec. 22, 2004 $0.01136 Total distributions $0.77278

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.13%
     Dividends Received Deduction for corporations                       0.13%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.05131
Sept. 24, 2004                                                         0.05237
Oct. 25, 2004                                                          0.05146
Nov. 24, 2004                                                          0.05235
Dec. 22, 2004                                                          0.16894
Jan. 27, 2005                                                          0.05071
Feb. 24, 2005                                                          0.05036
March 30, 2005                                                         0.05064
April 28, 2005                                                         0.05242
May 26, 2005                                                           0.05232
June 29, 2005                                                          0.05265
July 28, 2005                                                          0.05339
Total                                                                 $0.73892

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.01136
Total distributions                                                   $0.75028

--------------------------------------------------------------------------------
37 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
38 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

                                                      Beginning            Ending              Expenses
                                                     account value      account value        paid during       Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class A
     Actual(b)                                          $1,000            $1,025.00            $5.61(c)           1.13%
     Hypothetical (5% return before expenses)           $1,000            $1,018.98            $5.59(c)           1.13%
Class B
     Actual(b)                                          $1,000            $1,022.10            $9.37(c)           1.89%
     Hypothetical (5% return before expenses)           $1,000            $1,015.25            $9.34(c)           1.89%
Class C
     Actual(b)                                          $1,000            $1,022.10            $9.37(c)           1.89%
     Hypothetical (5% return before expenses)           $1,000            $1,015.25            $9.34(c)           1.89%
Class I
     Actual(b)                                          $1,000            $1,027.90            $3.73(c)            .75%
     Hypothetical (5% return before expenses)           $1,000            $1,020.84            $3.72(c)            .75%
Class Y
     Actual(b)                                          $1,000            $1,026.80            $4.82(c)            .97%
     Hypothetical (5% return before expenses)           $1,000            $1,019.76            $4.80(c)            .97%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +2.50% for Class A, +2.21% for Class B, +2.21% for Class C, +2.79% for Class I and +2.68% for Class Y.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 1.19% for Class A; 1.95% for Class B and 1.95% for Class C; 0.88% for Class I and 1.03% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended July 31, 2005, the actual expenses paid would have been $5.71 for Class A, $9.47 for Class B, $9.47 for Class C, $3.83 for Class I and $4.92 for Class Y; the hypothetical expenses paid would have been $5.69 for Class A, $9.44 for Class B, $9.44 for Class C, $3.82 for Class I and $4.90 for Class Y.

--------------------------------------------------------------------------------
39 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                      Position held     Principal occupation   Other directorships
                                        with Fund and     during past five
                                        length of         years
                                        service
--------------------------------------- ----------------- ---------------------- --------------------------------
Arne H. Carlson                         Board member      Chair, Board
901 S. Marquette Ave.                   since 1999        Services Corporation
Minneapolis, MN 55402                                     (provides
Age 70                                                    administrative
                                                          services to boards).
                                                          Former Governor
                                                          of Minnesota
--------------------------------------- ----------------- ---------------------- --------------------------------
Philip J. Carroll, Jr.                  Board member      Retired Chairman and   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                   since 2002        CEO, Fluor Corporation Materials Company, Inc.
Minneapolis, MN 55402                                     (engineering and       (construction
Age 67                                                    construction) since     materials/chemicals)
                                                          1998
--------------------------------------- ----------------- ---------------------- --------------------------------
Livio D. DeSimone*                      Board member      Retired Chair of the   Cargill, Incorporated
30 Seventh Street East                  since 2001        Board and              (commodity merchants and
Suite 3050 St. Paul, MN                                   Chief Executive        processors), General Mills,
55101-4901                                                Officer, Minnesota     Inc. (consumer foods), Vulcan
Age 71                                                    Mining and             Materials Company (construction
                                                          Manufacturing (3M)     materials/chemicals), Milliken &
                                                                                 Company (textiles and chemicals),
                                                                                 and Nexia Biotechnologies, Inc.
--------------------------------------- ----------------- ---------------------- --------------------------------
Patricia M. Flynn                       Board member      Trustee Professor of   BostonFed Bancorp, Inc.
901 S. Marquette Ave.                   since 2004        Economics and          (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley    subsidiary Boston Federal
Age 54                                                    College since 2002;    Savings Bank
                                                          former Dean,
                                                          McCallum Graduate
                                                          School of Business,
                                                          Bentley College from
                                                          1999 to 2002
--------------------------------------- ----------------- ---------------------- --------------------------------
Anne P. Jones                           Board member      Attorney and
901 S. Marquette Ave.                   since 1985        Consultant
Minneapolis, MN 55402
Age 70
--------------------------------------- ----------------- ---------------------- --------------------------------
Stephen R. Lewis, Jr.                   Board member      Retired President      Valmont Industries, Inc.
901 S. Marquette Ave.                   since 2002        and Professor of       (manufactures irrigation
Minneapolis, MN 55402                                     Economics, Carleton    systems)
Age 66                                                    College
--------------------------------------- ----------------- ---------------------- --------------------------------

* Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

--------------------------------------------------------------------------------
40 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Catherine James Paglia                 Board member       Director, Enterprise   Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004         Asset Management,      (transportation, distribution
Minneapolis, MN 55402                                     Inc. (private real     and logistics consultants)
Age 52                                                    estate and asset
                                                          management company)
                                                          since 1999
-------------------------------------- ------------------ ---------------------- --------------------------------
Alan K. Simpson                        Board member       Former three-term
1201 Sunshine Ave.                     since 1997         United States
Cody, WY 82414                                            Senator for Wyoming
Age 73
-------------------------------------- ------------------ ---------------------- --------------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.                  since 2002         Executive Officer,
Minneapolis, MN 55402                                     RiboNovix, Inc.
Age 61                                                    since 2004;
                                                          President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ ---------------------- --------------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
William F. Truscott                    Board member       Senior Vice
53600 Ameriprise Financial Center      since 2001,        President - Chief
Minneapolis, MN 55474                  Vice President     Investment Officer
Age 44                                 since 2002         of Ameriprise
                                                          Financial, Inc. and
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2001. Former
                                                          Chief Investment
                                                          Officer and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ ---------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
41 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment
Minneapolis, MN 55474                                     Accounting,
Age 50                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate
                                                          Controller,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Paula R. Meyer                         President          Senior Vice President
596 Ameriprise Financial Center        since 2002         and General Manager -
Minneapolis, MN 55474                                     Mutual Funds,
Age 51                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002 and
                                                          Senior Vice
                                                          President,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2004; Vice
                                                          President and
                                                          Managing Director -
                                                          American Express
                                                          Funds, Ameriprise
                                                          Financial, Inc.,
                                                          2000-2002;
                                                          Vice President,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ ---------------------- --------------------------------
Beth E. Weimer                         Chief Compliance   Vice President and
172 Ameriprise Financial Center        Officer since      Chief Compliance
Minneapolis, MN 55474                  2004               Officer, Ameriprise
Age 52                                                    Financial, Inc.,
                                                          since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2005; Vice
                                                          President and
                                                          Chief Compliance
                                                          Officer, Ameriprise
                                                          Financial Services,
                                                          Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk
                                                          Services, 1998-2001
-------------------------------------- ------------------ ---------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
42 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
43 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is below median for its comparison group.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
44 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

AXP(R)
  Inflation Protected
        Securities
              Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP Inflation Protected Securities Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      14

Notes to Financial Statements             17

Report of Independent Registered
   Public Accounting Firm                 29

Federal Income Tax Information            30

Fund Expenses Example                     33

Board Members and Officers                35

Approval of Investment Management
   Services Agreement                     38

Proxy Voting                              39

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSource(SM) brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

--------------------------------------------------------------------------------
2 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Fund Snapshot
        AT JULY 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Jamie Jackson, CFA                        3/04               17

The Fund is managed by a team led by Jamie Jackson.

FUND OBJECTIVE

For investors seeking a total return that exceeds the rate of inflation over the long term.

Inception dates by class
A: 3/4/04     B: 3/4/04    C: 3/4/04    I: 3/4/04    Y: 3/4/04

Ticker symbols by class
A: APSAX      B: APSBX     C: --        I: AIPIX     Y: --

Total net assets                                         $190.2 million

Number of holdings                                                   14

Weighted average life(1)                                      6.4 years

Adjusted effective duration(2)                                5.1 years

Weighted average bond rating(3)                                     AAA

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Adjusted effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases. This number reflects an adjustment for the inflation adjustment component of the Fund's holdings.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT     INT.     LONG
           X            HIGH
                        MEDIUM   QUANTITY
                        LOW

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

U.S. Government Obligations & Agencies 97.6%
Foreign Government 1.6%
Short-Term Securities 0.8%

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

AAA bonds                                                       100%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

Principal risks associated with the AXP Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. Government. The U.S. Government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Performance Summary

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005

                           +5.43%        +6.05%

+5.43% = AXP Inflation Protected Securities Fund Class A (excluding sales charge)

+6.05% = Lehman Brothers U.S. Treasury Inflation Notes Index (unmanaged)

(see "The Fund`s Long-term Performance" for Index descriptionsThe performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The index does not reflect the effects of sales charges, expenses and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                  Class A               Class B                Class C            Class I          Class Y
(Inception dates)                (3/4/04)              (3/4/04)               (3/4/04)           (3/4/04)         (3/4/04)
                                                             After                   After
                            NAV(1)    POP(2)      NAV(1)    CDSC(3)       NAV(1)    CDSC(4)       NAV(5)          NAV(6)
at July 31, 2005
1 year                      +5.43%    +0.41%      +4.52%    -0.48%        +4.51%    +3.51%        +5.69%          +5.58%
Since inception             +2.90%    -0.59%      +2.05%    -0.74%        +2.02%    +2.02%        +3.16%          +3.05%

at June 30, 2005
1 year                      +8.43%    +3.28%      +7.59%    +2.59%        +7.59%    +6.59%        +8.70%          +8.59%
Since inception             +4.64%    +0.86%      +3.85%    +0.85%        +3.81%    +3.81%        +4.91%          +4.80%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Inflation Protected Securities Fund's Class A shares gained 5.43%, excluding sales charge, for the 12 months ended July 31, 2005. This was less than its benchmark, the Lehman Brothers U.S. Treasury Inflation Notes Index (Lehman Index), which rose 6.05% for the period.

Below, portfolio manager Jamie Jackson discusses AXP Inflation Protected Securities Fund's results and positioning for the fiscal year ended July 31, 2005.

At July 31, 2005, approximately 27% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Funds, a group of six asset allocation funds managed by RiverSource Investments, LLC* (RiverSource Investments). As a result, it is possible AXP Inflation Protected Securities Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 23, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Inflation Protected Securities Fund may experience increased expenses as it buys and sells securities to satisfy subscriptions and redemptions in AXP Portfolio Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 21 and 33.

Q:  What market conditions were present during the fiscal year?

A: Overall, the fixed income yield curve flattened by approximately 200 basis points over the fiscal year, with long-term rates falling more than 70 basis points while short-term rates rose by an equal or greater amount. The dramatic reshaping of the yield curve was driven by the Federal Reserve Board's (the Fed) decision to continue tightening monetary policy a total of eight times over the annual period, which put upward pressure on short-term bond yields, and by what is being called "Goldilocks" economic growth -- neither too hot nor too cold, which put downward pressure on intermediate/long-term bond yields. Strong global demand for U.S. financial assets -- notably from foreign central banks -- also apparently contributed to keeping intermediate bond yields low.

    Indeed, the U.S. economy did grow during the fiscal year, despite headwinds from volatility in broad-based inflation, including the much-headlined escalating oil prices. After peaking at $55 per barrel in fall 2004, oil prices fell through the end of the calendar year. Then, for the first six months of 2005, crude oil prices

* Prior to Oct. 1, 2005, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) served as investment manager to the AXP mutual funds.

--------------------------------------------------------------------------------
5 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > The Fund benefited from its near exclusive focus on TIPS during the annual period, as this fixed income sector turned in strong results. [END CALLOUT QUOTE]

    increased by more than 30%, breaking the $60 per barrel marker toward the end of June. The price of crude oil continued to surge, increasing dramatically during the month of July alone. Consumers have yet to moderate their spending behavior to any significant degree, accepting gasoline prices that now regularly exceed $2 per gallon. However, inflation pressures have moved beyond oil, with, for example, retail prices for food at the supermarket rising less than 2% in the first quarter of 2005 and about 2.5% in the second quarter of 2005, according to the American Farm Bureau Federation Marketbasket Survey. Unit labor costs also notably rose. Inflation, in turn, was relatively high. For the 12-month period ended July 31, 2005, consumer prices rose 3.20%, according to the latest available government data. Economists and policymakers at the Fed stated at its most recent meeting in early August 2005 that "longer-term inflation expectations remain well contained, but pressures on inflation have stayed elevated."

    The Fund's primary investment vehicle, Treasury Inflation Protected Securities (TIPS) performed competitively with nominal Treasury securities during the annual period, as the yield difference between the two sectors reached historical averages. TIPS accrue performance based on changes to inflation; therefore, this asset class benefited from a strong inflation accretion rate of 2.8% for the fiscal year. Longer maturities outperformed shorter ones in both markets.

Q:  What factors most significantly affected the Fund's performance?

A: The Fund benefited from its near exclusive focus on TIPS during the annual period, as this fixed income sector turned in strong results. The Fund also benefited from its lack of exposure in

--------------------------------------------------------------------------------
6 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > U.S. economic growth continues to support our thesis of modestly higher inflation and a Fed that is biased to tighten rates significantly higher than prevailing levels and market expectations. [END CALLOUT QUOTE]

    30-year U.S. Treasury bonds, established toward the end of 2004, as these long-term Treasuries rallied, with their yields actually declining 72 basis points during the fiscal year. Yields on 30-year TIPS fell 43 basis points over the same time frame. The Fund also gained from its yield curve positioning, as we had correctly anticipated the flattening of the yield curve.

    Detracting somewhat from relative results was the Fund's defensive positioning in the form of a duration that was approximately six months shorter than the Lehman Index benchmark. Although we had the Fund positioned for higher rates, the yields on TIPS did not increase as much as we expected.

    Also detracting from the Fund's relative results was its position in nondollar bonds. The Fund had benefited during the first half of the fiscal year from its 1% position in euro-denominated, two-year German government bonds (bunds), which advanced as the U.S. dollar weakened. We sold the Fund's position in these German bunds during the fourth calendar quarter, taking profits when they reached our price targets. However, this positive was not enough to offset the negative effect of the Fund's less than 2% position in nondollar bonds established during the second calendar quarter of 2005. The Fund's allocation was divided equally between U.K. government bonds and German bunds.A significant rally in the U.S. dollar during these months eroded the value of the Fund's nondollar bonds in U.S. dollar terms. Remember, as the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. The Lehman Brothers U.S. Treasury Inflation Notes Index is composed entirely of TIPS, and such non-U.S.

--------------------------------------------------------------------------------
7 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Questions & Answers

    dollar holdings hurt the Fund's relative performance. However, we maintained the Fund's position in these holdings, as we believe the U.S. dollar will likely slowly weaken going forward -- though its pressured path may experience fits and starts with short-lived periods of currency strength, as we expect the currency's structural problems to continue.

Q:  What changes did you make to the Fund during the period?

A: As indicated, we moved in and out of nondollar bonds during the annual period, seeking to take advantage of relative strength or weakness in these markets. We also established the Fund's position in 30-year U.S. Treasury bonds, based on the attractive breakeven inflation rate we were finding at the long end of the yield curve. Finally, we removed some of the Fund's yield curve flattening bias, reducing the bulleted structure of the portfolio somewhat. In our assessment, the curve flattening had largely run its course, and the portfolio's flattening bias had worked well, but was no longer an attractive risk-reward trade. While we continued to concentrate the Fund's holdings in the intermediate-term portion of the yield curve, that is, securities in the five-, seven- and 10-year segments, we moderated our emphasis.

    Otherwise, we made no material changes to the Fund's portfolio, thus keeping turnover low for the Fund during the period. We maintained the Fund's duration shorter than the Lehman Index throughout the annual period.

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the U.S. economy will continue to grow and interest rates will continue to move higher. In terms of inflation, we continue to believe one of the main keys in the remainder of 2005 will be productivity gains. Until recently, business productivity accounted for most

--------------------------------------------------------------------------------
8 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Questions & Answers

    of the growth in real output. In 2005, productivity is still expected to improve, but not nearly as much as it has in recent years. Another key factor in our view is pent-up headline inflation. Inflation numbers have been relatively benign in recent months, but given the recent increases in unit labor costs and crude oil prices remaining well above the $60 per barrel mark, we expect an uptick in reported inflation to filter through before long.

    The Fed is typically concerned with core inflation data when making its monetary policy decisions. U.S. economic growth continues to support our thesis of modestly higher inflation and a Fed that is biased to tighten rates significantly higher than prevailing levels and market expectations. With the growth story unfolding as planned, any further rise in inflation could be a catalyst to significantly higher yields. At the same time, we expect that the Fed may complete its tightening cycle by the first quarter of 2006. Should this indeed be the case, then we may seek to opportunistically reduce the Fund's defensive duration positioning.

    We will continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

--------------------------------------------------------------------------------
9 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Inflation Protected Securities Fund Class A shares (from 3/1/04 to 7/31/05) as compared to the performance of the widely cited performance index, the Lehman Brothers U.S. Treasury Inflation Notes Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended        Income    capital gains    capital gains     Total
July 31, 2005             $0.34          $--            $--           $0.34
July 31, 2004(1)           0.20           --             --            0.20

(1) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

--------------------------------------------------------------------------------
10 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP INFLATION PROTECTED SECURITIES FUND

AXP Inflation Protected Securities Fund Class A
(includes sales charge)                                        $ 9,525   $9,187   $9,407   $ 9,754   $ 9,889  $10,027   $ 9,917
Lehman Brothers U.S. Treasury Inflation Notes Index(1)         $10,000   $9,667   $9,938   $10,327   $10,483  $10,647   $10,539
                                                                3/1/04     4/04     7/04     10/04      1/05     4/05      7/05

COMPARATIVE RESULTS

Results at July 31, 2005                                                            Since
                                                                       1 year   inception(2)
AXP Inflation Protected Securities Fund (includes sales charge)
Class A          Cumulative value of $10,000                          $10,041     $9,917
                 Average annual total return                           +0.41%     -0.59%
Lehman Brothers U.S. Treasury Inflation Notes Index(1)
                 Cumulative value of $10,000                          $10,605    $10,539
                 Average annual total return                           +6.05%     +3.78%

Results for other share classes can be found on page 4.

(1) The Lehman Brothers U.S. Treasury Inflation Notes Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) Fund data is from March 4, 2004. Lehman Brothers U.S. Treasury Inflation Notes Index is from March 1, 2004.

--------------------------------------------------------------------------------
11 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Inflation Protected Securities Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (98.9%)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Foreign Government (1.6%)
Bundesrepublik Deutschland
  (European Monetary Unit)
  01-04-07                6.00%             1,399,000(c)            $1,784,666
United Kingdom Treasury
  (British Pound)
  12-07-06                7.50                674,000(c)             1,235,679
Total                                                                3,020,345

U.S. Government Obligations & Agencies (97.3%)(b)
U.S. Treasury Inflation-Indexed Bond
  01-15-07                3.38             19,259,648               19,775,856
  01-15-08                3.63             18,099,587               18,969,999
  01-15-09                3.88             11,481,374               12,327,709
  04-15-10                0.88              8,800,180                8,453,343
  07-15-12                3.00             24,605,209               26,516,889
  01-15-14                2.00             24,395,257               24,660,179
  07-15-14                2.00             14,073,726               14,225,041
  01-15-15                1.63              9,794,988                9,575,938
  01-15-25                2.38              9,122,910                9,630,803
  04-15-28                3.63             24,503,789               31,635,643
  04-15-29                3.88              6,930,329                9,354,276
Total                                                              185,125,676

Total Bonds
(Cost: $189,474,396)                                              $188,146,021

Short-Term Security (0.8%)

Issuer                 Effective              Amount                  Value(a)
                         yield              payable at
                                             maturity

Commercial Paper
Sheffield Receivables
  08-01-05                3.30%            $1,500,000(d)            $1,499,588

Total Short-Term Security
(Cost: $1,499,724)                                                  $1,499,588

Total Investments in Securities
(Cost: $190,974,120)(e)                                           $189,645,609

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2005, the value of foreign securities represented 1.6% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $1,499,588 or 0.8% of net assets.

(e) At July 31, 2005, the cost of securities for federal income tax purposes was $191,083,386 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $   737,046
      Unrealized depreciation                                       (2,174,823)
                                                                    ----------
      Net unrealized depreciation                                  $(1,437,777)
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
13 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Inflation Protected Securities Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $190,974,120)                                                                              $189,645,609
Cash in bank on demand deposit                                                                                        8,147
Capital shares receivable                                                                                           195,763
Accrued interest receivable                                                                                         597,166
Receivable for investment securities sold                                                                         9,478,319
                                                                                                                  ---------
Total assets                                                                                                    199,925,004
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                     7,933
Capital shares payable                                                                                               64,055
Payable for investment securities purchased                                                                       9,575,190
Accrued investment management services fee                                                                            2,290
Accrued distribution fee                                                                                              2,021
Accrued transfer agency fee                                                                                             339
Accrued administrative services fee                                                                                     260
Other accrued expenses                                                                                               65,769
                                                                                                                     ------
Total liabilities                                                                                                 9,717,857
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $190,207,147
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    189,904
Additional paid-in capital                                                                                      190,578,656
Undistributed net investment income                                                                                 269,588
Accumulated net realized gain (loss) (Note 6)                                                                       498,977
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            (1,329,978)
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $190,207,147
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $ 86,210,888
                                                            Class B                                            $ 48,510,793
                                                            Class C                                            $  3,772,778
                                                            Class I                                            $ 51,702,672
                                                            Class Y                                            $     10,016
Net asset value per share of outstanding capital stock:     Class A shares                8,606,293            $      10.02
                                                            Class B shares                4,844,943            $      10.01
                                                            Class C shares                  376,805            $      10.01
                                                            Class I shares                5,161,341            $      10.02
                                                            Class Y shares                    1,000            $      10.02
                                                                                              -----            ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Inflation Protected Securities Fund

Year ended July 31, 2005
Investment income
Income:
Interest                                                                                                         $5,472,930
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                  552,220
Distribution fee
   Class A                                                                                                          151,312
   Class B                                                                                                          322,955
   Class C                                                                                                           28,363
Transfer agency fee                                                                                                  92,219
Incremental transfer agency fee
   Class A                                                                                                            5,977
   Class B                                                                                                            5,310
   Class C                                                                                                              489
Service fee -- Class Y                                                                                                   10
Administrative services fees and expenses                                                                            61,197
Compensation of board members                                                                                         9,287
Custodian fees                                                                                                       42,726
Printing and postage                                                                                                 40,565
Registration fees                                                                                                    78,675
Audit fees                                                                                                           21,000
Other                                                                                                                14,790
                                                                                                                     ------
Total expenses                                                                                                    1,427,095
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                     (172,393)
                                                                                                                   --------
                                                                                                                  1,254,702
   Earnings credits on cash balances (Note 2)                                                                        (6,218)
                                                                                                                     ------
Total net expenses                                                                                                1,248,484
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   4,224,446
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                   715,619
   Foreign currency transactions                                                                                      1,625
                                                                                                                      -----
Net realized gain (loss) on investments                                                                             717,244
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                              (846,069)
                                                                                                                   --------
Net gain (loss) on investments and foreign currencies                                                              (128,825)
                                                                                                                   --------
Net increase (decrease) in net assets resulting from operations                                                  $4,095,621
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Inflation Protected Securities Fund
                                                                                    July 31, 2005         For the period from
                                                                                     Year ended      March 4, 2004* to July 31, 2004
Operations and distributions
Investment income (loss) -- net                                                      $  4,224,446               $   861,972
Net realized gain (loss) on investments                                                   717,244                  (107,086)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    (846,069)                 (560,416)
                                                                                         --------                  --------
Net increase (decrease) in net assets resulting from operations                         4,095,621                   194,470
                                                                                        ---------                   -------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (2,083,053)                 (463,177)
      Class B                                                                            (871,915)                 (148,138)
      Class C                                                                             (75,430)                  (13,823)
      Class I                                                                          (1,116,761)                 (136,777)
      Class Y                                                                                (345)                     (207)
   Net realized gain
      Class A                                                                             (11,229)                       --
      Class B                                                                              (6,226)                       --
      Class C                                                                                (544)                       --
      Class I                                                                              (5,276)                       --
      Class Y                                                                                  (2)                       --
                                                                                       ----------                  --------
Total distributions                                                                    (4,170,781)                 (762,122)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             66,883,438                36,542,568
   Class B shares                                                                      41,297,864                17,905,418
   Class C shares                                                                       2,490,603                 1,835,636
   Class I shares                                                                      38,103,991                13,781,255
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,924,916                   319,352
   Class B shares                                                                         813,995                   132,338
   Class C shares                                                                          72,325                    12,168
   Class I shares                                                                       1,126,860                   128,793
Payments for redemptions
   Class A shares                                                                     (20,360,004)               (3,907,183)
   Class B shares (Note 2)                                                             (8,223,800)               (3,237,197)
   Class C shares (Note 2)                                                               (569,367)                  (88,844)
   Class I shares                                                                        (481,177)                 (766,706)
                                                                                         --------                  --------
Increase (decrease) in net assets from capital share transactions                     123,079,644                62,657,598
                                                                                      -----------                ----------
Total increase (decrease) in net assets                                               123,004,484                62,089,946
Net assets at beginning of year                                                        67,202,663                 5,112,717**
                                                                                       ----------                 ---------
Net assets at end of year (Note 1)                                                   $190,207,147               $67,202,663
                                                                                     ============               ===========
Undistributed net investment income                                                  $    269,588               $   103,752
                                                                                     ------------               -----------

 * When shares became publicly available.

** Initial capital of $5,036,210 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $76,507 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Inflation Protected Securities Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. On Feb. 19, 2004, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) invested $5,036,210* in the Fund (497,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 3,621** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on March 4, 2004.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial, IDS Life Insurance Company and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 27.18% of the Fund's net assets.

At July 31, 2005, Ameriprise Financial, IDS Life Insurance Company and the AXP Portfolio Builder Funds owned approximately 27% of the total outstanding Fund shares.

At July 31, 2005, Ameriprise Financial owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 * Includes $26,210 invested by AXP Portfolio Builder Funds.

** Includes 2,621 shares purchased by AXP Portfolio Builder Funds.

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17 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.
Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

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18 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
19 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $88,894 and accumulated net realized gain has been decreased by $88,894.

The tax character of distributions paid for the periods indicated are as follows:

                                                            For the period from
                                           July 31, 2005     March 4, 2004* to
                                            Year ended         July 31, 2004
Class A
Distributions paid from:
     Ordinary income                       $2,094,282             $463,177
     Long-term capital gain                        --                   --

Class B
Distributions paid from:
     Ordinary income                          878,141              148,138
     Long-term capital gain                        --                   --

Class C
Distributions paid from:
     Ordinary income                           75,974               13,823
     Long-term capital gain                        --                   --

Class I
Distributions paid from:
     Ordinary income                        1,122,037              136,777
     Long-term capital gain                        --                   --

Class Y
Distributions paid from:
     Ordinary income                              347                  207
     Long-term capital gain                        --                   --

* When shares became publicly available.

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $   937,860
Accumulated long-term gain (loss)                              $   (52,096)
Unrealized appreciation (depreciation)                         $(1,439,244)

Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

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20 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.44% to 0.315% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

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21 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $392,729 for Class A, $27,689 for Class B and $1,471 for Class C for the year ended July 31, 2005.

For the year ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.59% for Class I and 0.69% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $64,093, $26,583, $2,342 and $10, respectively, and the management fees waived at the Fund level were $79,365. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses will not exceed 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.59% for Class I and 0.69% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $6,218 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $175,140,911 and $53,118,310, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
22 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        6,601,693      4,078,700      245,884       3,761,429          --
Issued for reinvested distributions           189,325         80,048        7,115         110,816          --
Redeemed                                   (2,011,535)      (811,956)     (56,170)        (47,732)         --
                                           ----------       --------      -------         -------        ----
Net increase (decrease)                     4,779,483      3,346,792      196,829       3,824,513          --
                                            ---------      ---------      -------       ---------        ----

                                                               March 4, 2004* to July 31, 2004
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        3,694,979      1,813,208      186,853       1,398,008          --
Issued for reinvested distributions            32,574         13,499        1,242          13,140          --
Redeemed                                     (397,743)      (329,556)      (9,119)        (77,941)         --
                                             --------       --------       ------         -------        ----
Net increase (decrease)                     3,329,810      1,497,151      178,976       1,333,207          --
                                            ---------      ---------      -------       ---------        ----

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $52,096 at July 31, 2005, that if not offset by capital gains will expire in 2014. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .33          .21
Net gains (losses) (both realized and unrealized)                          .21         (.34)
                                                                        ------       ------
Total from investment operations                                           .54         (.13)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.34)        (.20)
                                                                        ------       ------
Net asset value, end of period                                          $10.02       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $86          $38
Ratio of expenses to average daily net assets(c),(d)                      .84%         .84%(e)
Ratio of net investment income (loss) to average daily net assets        3.47%        5.83%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          5.43%       (1.25%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.01% and 1.52% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .25          .18
Net gains (losses) (both realized and unrealized)                          .20         (.34)
                                                                        ------       ------
Total from investment operations                                           .45         (.16)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.26)        (.17)
                                                                        ------       ------
Net asset value, end of period                                          $10.01       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $49          $15
Ratio of expenses to average daily net assets(c),(d)                     1.62%        1.62%(e)
Ratio of net investment income (loss) to average daily net assets        2.80%        5.09%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          4.52%       (1.54%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.77% and 2.30% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .25          .18
Net gains (losses) (both realized and unrealized)                          .20         (.35)
                                                                        ------       ------
Total from investment operations                                           .45         (.17)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.26)        (.16)
                                                                        ------       ------
Net asset value, end of period                                          $10.01       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4           $2
Ratio of expenses to average daily net assets(c),(d)                     1.62%        1.61%(e)
Ratio of net investment income (loss) to average daily net assets        2.74%        4.99%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          4.51%       (1.58%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.76% and 2.30% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .36          .22
Net gains (losses) (both realized and unrealized)                          .20         (.34)
                                                                        ------       ------
Total from investment operations                                           .56         (.12)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.36)        (.21)
                                                                        ------       ------
Net asset value, end of period                                          $10.02       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $52          $13
Ratio of expenses to average daily net assets(c),(d)                      .59%         .59%(e)
Ratio of net investment income (loss) to average daily net assets        3.82%        6.28%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          5.69%       (1.14%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class I would have been 0.65% and 1.27% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .35          .22
Net gains (losses) (both realized and unrealized)                          .20         (.35)
                                                                        ------       ------
Total from investment operations                                           .55         (.13)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.35)        (.20)
                                                                        ------       ------
Net asset value, end of period                                          $10.02       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--
Ratio of expenses to average daily net assets(c),(d)                      .69%         .69%(e)
Ratio of net investment income (loss) to average daily net assets        3.36%        5.79%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          5.58%       (1.19%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.86% and 1.37% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Inflation Protected Securities Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended July 31, 2005, and for the period from March 4, 2004 (when shares became publicly available) to July 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Inflation Protected Securities Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
29 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Inflation Protected Securities Fund
Fiscal year ended July 31, 2005

Class A

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.03753
Sept. 24, 2004                                                         0.02517
Oct. 25, 2004                                                          0.01261
Nov. 24, 2004                                                          0.01249
Dec. 22, 2004                                                          0.05031
Jan. 27, 2005                                                          0.01717
Feb. 24, 2005                                                          0.00972
March 30, 2005                                                         0.00740
April 28, 2005                                                         0.02500
May 26, 2005                                                           0.05000
June 29, 2005                                                          0.06000
July 28, 2005                                                          0.03000
Total distributions                                                   $0.33740

Class B

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.03164
Sept. 24, 2004                                                         0.01882
Oct. 25, 2004                                                          0.00603
Nov. 24, 2004                                                          0.00605
Dec. 22, 2004                                                          0.04428
Jan. 27, 2005                                                          0.00932
Feb. 24, 2005                                                          0.00363
March 30, 2005                                                         0.00008
April 28, 2005                                                         0.01848
May 26, 2005                                                           0.04409
June 29, 2005                                                          0.05254
July 28, 2005                                                          0.02375
Total distributions                                                   $0.25871

--------------------------------------------------------------------------------
30 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.03157
Sept. 24, 2004                                                         0.01871
Oct. 25, 2004                                                          0.00595
Nov. 24, 2004                                                          0.00603
Dec. 22, 2004                                                          0.04422
Jan. 27, 2005                                                          0.00924
Feb. 24, 2005                                                          0.00361
March 30, 2005                                                         0.00001
April 28, 2005                                                         0.01849
May 26, 2005                                                           0.04405
June 29, 2005                                                          0.05252
July 28, 2005                                                          0.02374
Total distributions                                                   $0.25814

Class I

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.03988
Sept. 24, 2004                                                         0.02720
Oct. 25, 2004                                                          0.01473
Nov. 24, 2004                                                          0.01456
Dec. 22, 2004                                                          0.05225
Jan. 27, 2005                                                          0.01968
Feb. 24, 2005                                                          0.01167
March 30, 2005                                                         0.00975
April 28, 2005                                                         0.02709
May 26, 2005                                                           0.05189
June 29, 2005                                                          0.06236
July 28, 2005                                                          0.03204
Total distributions                                                   $0.36310

-----------------------------------------------------------------------------
---
31 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Class Y

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.03865
Sept. 24, 2004                                                         0.02636
Oct. 25, 2004                                                          0.01389
Nov. 24, 2004                                                          0.01381
Dec. 22, 2004                                                          0.05144
Jan. 27, 2005                                                          0.01859
Feb. 24, 2005                                                          0.01094
March 30, 2005                                                         0.00883
April 28, 2005                                                         0.02622
May 26, 2005                                                           0.05117
June 29, 2005                                                          0.06139
July 28, 2005                                                          0.03114
Total distributions                                                   $0.35243

--------------------------------------------------------------------------------
32 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

                                                       Beginning           Ending              Expenses
                                                     account value      account value         paid during      Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class A
     Actual(b)                                          $1,000            $1,002.80            $4.13(c)            .84%
     Hypothetical (5% return before expenses)           $1,000            $1,020.40            $4.16(c)            .84%
Class B
     Actual(b)                                          $1,000              $998.10            $7.94(c)           1.62%
     Hypothetical (5% return before expenses)           $1,000            $1,016.58            $8.01(c)           1.62%
Class C
     Actual(b)                                          $1,000              $998.10            $7.94(c)           1.62%
     Hypothetical (5% return before expenses)           $1,000            $1,016.58            $8.01(c)           1.62%
Class I
     Actual(b)                                          $1,000            $1,004.10            $2.90(c)            .59%
     Hypothetical (5% return before expenses)           $1,000            $1,021.63            $2.92(c)            .59%
Class Y
     Actual(b)                                          $1,000            $1,003.60            $3.39(c)            .69%
     Hypothetical (5% return before expenses)           $1,000            $1,021.14            $3.42(c)            .69%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +0.28% for Class A, -0.19% for Class B, -0.19% for Class C, +0.41% for Class I and +0.36% for Class Y.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.84% for Class A; 1.62% for Class B; 1.62% for Class C; 0.59% for Class I and 0.69% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended July 31, 2005, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------
34 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                      Position held     Principal occupation   Other directorships
                                        with Fund and     during past five
                                        length of         years
                                        service
--------------------------------------- ----------------- ---------------------- --------------------------------
Arne H. Carlson                         Board member      Chair, Board
901 S. Marquette Ave.                   since 1999        Services Corporation
Minneapolis, MN 55402                                     (provides
Age 70                                                    administrative
                                                          services to boards).
                                                          Former Governor
                                                          of Minnesota
--------------------------------------- ----------------- ---------------------- --------------------------------
Philip J. Carroll, Jr.                  Board member      Retired Chairman and   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                   since 2002        CEO, Fluor Corporation Materials Company, Inc.
Minneapolis, MN 55402                                     (engineering and       (construction
Age 67                                                    construction) since     materials/chemicals)
                                                          1998
--------------------------------------- ----------------- ---------------------- --------------------------------
Livio D. DeSimone*                      Board member      Retired Chair of the   Cargill, Incorporated
30 Seventh Street East                  since 2001        Board and              (commodity merchants and
Suite 3050 St. Paul, MN                                   Chief Executive        processors), General Mills,
55101-4901                                                Officer, Minnesota     Inc. (consumer foods), Vulcan
Age 71                                                    Mining and             Materials Company (construction
                                                          Manufacturing (3M)     materials/chemicals), Milliken &
                                                                                 Company (textiles and chemicals),
                                                                                 and Nexia Biotechnologies, Inc.
--------------------------------------- ----------------- ---------------------- --------------------------------
Patricia M. Flynn                       Board member      Trustee Professor of   BostonFed Bancorp, Inc.
901 S. Marquette Ave.                   since 2004        Economics and          (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley    subsidiary Boston Federal
Age 54                                                    College since 2002;    Savings Bank
                                                          former Dean,
                                                          McCallum Graduate
                                                          School of Business,
                                                          Bentley College from
                                                          1999 to 2002
--------------------------------------- ----------------- ---------------------- --------------------------------
Anne P. Jones                           Board member      Attorney and
901 S. Marquette Ave.                   since 1985        Consultant
Minneapolis, MN 55402
Age 70
--------------------------------------- ----------------- ---------------------- --------------------------------
Stephen R. Lewis, Jr.                   Board member      Retired President      Valmont Industries, Inc.
901 S. Marquette Ave.                   since 2002        and Professor of       (manufactures irrigation
Minneapolis, MN 55402                                     Economics, Carleton    systems)
Age 66                                                    College
--------------------------------------- ----------------- ---------------------- --------------------------------

* Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

--------------------------------------------------------------------------------
35 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Catherine James Paglia                 Board member       Director, Enterprise   Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004         Asset Management,      (transportation, distribution
Minneapolis, MN 55402                                     Inc. (private real     and logistics consultants)
Age 52                                                    estate and asset
                                                          management company)
                                                          since 1999
-------------------------------------- ------------------ ---------------------- --------------------------------
Alan K. Simpson                        Board member       Former three-term
1201 Sunshine Ave.                     since 1997         United States
Cody, WY 82414                                            Senator for Wyoming
Age 73
-------------------------------------- ------------------ ---------------------- --------------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.                  since 2002         Executive Officer,
Minneapolis, MN 55402                                     RiboNovix, Inc.
Age 61                                                    since 2004;
                                                          President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ ---------------------- --------------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
William F. Truscott                    Board member       Senior Vice
53600 Ameriprise Financial Center      since 2001,        President - Chief
Minneapolis, MN 55474                  Vice President     Investment Officer
Age 44                                 since 2002         of Ameriprise
                                                          Financial, Inc. and
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2001. Former
                                                          Chief Investment
                                                          Officer and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ ---------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
36 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment
Minneapolis, MN 55474                                     Accounting,
Age 50                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate
                                                          Controller,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Paula R. Meyer                         President          Senior Vice President
596 Ameriprise Financial Center        since 2002         and General Manager -
Minneapolis, MN 55474                                     Mutual Funds,
Age 51                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002 and
                                                          Senior Vice
                                                          President,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2004; Vice
                                                          President and
                                                          Managing Director -
                                                          American Express
                                                          Funds, Ameriprise
                                                          Financial, Inc.,
                                                          2000-2002;
                                                          Vice President,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ ---------------------- --------------------------------
Beth E. Weimer                         Chief Compliance   Vice President and
172 Ameriprise Financial Center        Officer since      Chief Compliance
Minneapolis, MN 55474                  2004               Officer, Ameriprise
Age 52                                                    Financial, Inc.,
                                                          since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2005; Vice
                                                          President and
                                                          Chief Compliance
                                                          Officer, Ameriprise
                                                          Financial Services,
                                                          Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk
                                                          Services, 1998-2001
-------------------------------------- ------------------ ---------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
37 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund had less than a full year's performance, making a comparison with similar funds not meaningful.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
38 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is at median of its comparison group.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
39 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

AXP(R)
  Limited Duration
        Bond
           Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP Limited Duration Bond Fund
seeks to provide shareholders with
a level of current income consistent
with preservation of capital.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      21

Notes to Financial Statements             24

Report of Independent Registered
   Public Accounting Firm                 37

Federal Income Tax Information            38

Fund Expenses Example                     41

Board Members and Officers                43

Approval of Investment Management
   Services Agreement                     46

Proxy Voting                              47

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSource(SM) brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

--------------------------------------------------------------------------------
2 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Fund Snapshot AT JULY 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Jamie Jackson, CFA                        6/03               17
Scott Kirby                               6/03               19
Tom Murphy, CFA                           6/03               19

FUND OBJECTIVE

The Fund seeks a level of current income consistent with capital preservation.

Inception dates by class
A: 6/19/03    B: 6/19/03   C: 6/19/03   I: 3/4/04    Y: 6/19/03

Ticker symbols by class
A: ALDAX      B: ALDBX     C: --        I: ALDIX     Y: --

Total net assets                                         $180.1 million

Number of holdings                                                  287

Weighted average life(1)                                      4.4 years

Effective duration(2)                                         2.8 years

Weighted average bond rating(3)                                     AAA

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

        DURATION
SHORT     INT     LONG
  X                     HIGH
                        MEDIUM   QUANTITY
                        LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Mortgage-Backed Securities 41.8%
U.S. Government
Obligations & Agencies 21.7%
Corporate Bonds* 16.5%
CMBS/ABS** 13.0%
Short-Term Securities 5.2%
Foreign Government 1.8%

 * Includes 9.2% Financials, 3.9% Telecommunication, 1.4% Industrials, 0.6% Health Care, 0.6% Utilities, 0.4% Energy, 0.3% Consumer Staples and 0.1% Consumer Discretionary

**   Commercial Mortgage-Backed/Asset-Backed Securities

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

AAA bonds                                                      81.9%
AA bonds                                                        7.4
A bonds                                                         4.2
BBB bonds                                                       6.5
Non-investment grade bonds                                      0.0

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005

                        +3.35%       +3.74%       +2.58%

+3.35% = AXP Limited Duration Bond Fund Class A (excluding sales charge) +3.74% = Lehman Brothers Intermediate Aggregate Bond Index (unmanaged) +2.58% = Lipper Short-Intermediate Investment Grade Debt Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A               Class B                Class C            Class I          Class Y
(Inception dates)                (6/19/03)             (6/19/03)              (6/19/03)          (3/4/04)         (6/19/03)
                                                             After                   After
                            NAV(1)    POP(2)      NAV(1)    CDSC(3)       NAV(1)    CDSC(4)       NAV(5)           NAV(6)
at July 31, 2005
1 year                      +3.35%    -1.56%      +2.56%    -2.44%        +2.67%    +1.67%        +3.62%           +3.62%
Since inception             +1.77%    -0.55%      +1.01%    -0.85%        +1.01%    +1.01%        +2.30%           +1.94%

at June 30, 2005
1 year                      +4.83%    -0.15%      +4.04%    -0.96%        +4.04%    +3.04%        +5.12%           +5.00%
Since inception             +2.15%    -0.27%      +1.39%    -0.56%        +1.38%    +1.38%        +2.90%           +2.32%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team discusses AXP Limited Duration Bond Fund's positioning and results for the fiscal year ended July 31, 2005.

At July 31, 2005, approximately 39% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Funds, a group of six asset allocation funds managed by RiverSource Investments, LLC* (RiverSource Investments). As a result, AXP Limited Duration Bond Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 30, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Limited Duration Bond Fund may experience increased expenses as it buys and sells securities to satisfy purchases

* Prior to Oct. 1, 2005, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) served as investment manager to the AXP mutual funds.

and redemptions from AXP Portfolio Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 28 and 41.

Q: How did AXP Limited Duration Bond Fund perform for the 12 months ended July 31, 2005?

A: AXP Limited Duration Bond Fund rose 3.35% (Class A shares, excluding sales charge) for the 12 months ended July 31, 2005. This underperformed the Fund's benchmark, the Lehman Brothers Intermediate Aggregate Bond Index (Lehman Index), which advanced 3.74%. The Fund outperformed its peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, which gained 2.58% for the same time frame.

Q:  What market conditions were present during the fiscal year?

A: Overall, the fixed income yield curve flattened by approximately 200 basis points over the fiscal year, with long-term rates falling more than 70 basis points while short-term rates rose by an equal or greater amount. The Federal Reserve Board (the Fed) raised its targeted federal funds rate by 200 basis points over the annual period, bringing the targeted federal funds rate to 3.25%. The dramatic reshaping of the yield curve was driven by the Fed's decision to continue tightening monetary policy a total of eight times over

SEC YIELDS

At July 31, 2005 by class
A: 3.34%      B: 2.75%     C: 2.75%     I: 3.78%     Y: 3.68%

At June 30, 2005 by class
A: 3.25%      B: 2.65%     C: 2.65%     I: 3.68%     Y: 3.58%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

--------------------------------------------------------------------------------
5 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > The Fund's performance was further boosted by a general tilt in favor of spread sector assets over U.S. Treasuries. [END CALLOUT QUOTE]

    the annual period, putting upward pressure on short-term bond yields, and by what is being called "Goldilocks" economic growth -- neither too hot nor too cold, which put downward pressure on intermediate/long-term bond yields. Strong global demand for U.S. financial assets -- notably from foreign central banks -- also apparently contributed to keeping intermediate bond yields low.

    Investment grade credit performed well for the fiscal year, but stumbled significantly in March and April 2005, as deteriorating operating and financial results at General Motors and Ford led to downgrades in the credit ratings of both companies. Though the downgrades were widely anticipated, they still spooked the market and caused investors to step back and reassess the level of spreads and the degree to which company- or industry-specific problems could impact their holdings.

    Mortgages managed to outperform agencies over the period, but lagged commercial mortgage-backed securities (CMBS) and asset-backed securities. In general, the environment should have been positive for mortgages, as volatility declined significantly and prepayments were fairly predictable. Offsetting these positives, however, were important changes in the marginal demand for mortgages. First, the agencies, such as Fannie Mae and Freddie Mac, began to materially shrink their retained portfolio of mortgage-backed securities in response to increased oversight from Congress. Also, the dramatic flattening of the yield curve lessened the incentive for banks and other financers to borrow via short rates and invest in longer maturities. Both of these factors reduced the marginal demand for mortgage-backed securities and caused them to turn in good, but not excellent, performance over the annual period in spite of generally favorable conditions.

Q:  What factors most significantly affected the Fund's performance?

A: The Fund modestly lagged the Lehman Index, primarily due to its positioning within the mortgage sector. The Fund maintained a defensive profile within the mortgage sector of premium coupon securities and bonds that we believed

--------------------------------------------------------------------------------
6 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

    would hold their values as rates migrated higher. However, the path to higher rates was quite gradual during the annual period, and notably longer maturity yields were essentially unchanged during the 12 months. These factors supported mortgage valuations over the period, and our defensive positioning did not provide a significant performance advantage.

    On the positive side, the Fund maintained a shorter duration stance than the Lehman Index throughout the period, as we believed interest rates were headed higher as the economy gained traction and the Fed continued to tighten monetary policy in response. The Fund's duration was 2.83 years as of July 31, 2005. In addition, for the first half of the fiscal year, the portfolio's interest rate positioning favored a blend of longer maturity securities and cash over short- to intermediate-term securities. As the yield curve flattened through the second half of the period, with short-term rates rising more than long-term rates, the portfolio benefited from this strategy. Both duration and yield curve positioning had a materially positive effect on portfolio performance during the period.

    The Fund's performance was further boosted by a general tilt in favor of spread sector assets over U.S. Treasuries. For most of the fiscal year, the portfolio maintained a significant allocation to high quality CMBS and asset-backed securities. The portfolio also had a sizable exposure to investment grade corporate bonds for most of the fiscal year, though we varied the allocation tactically in response to changing valuations within the sector and our view of relative value across sectors. Strong issue selection within investment grade corporates also helped the Fund's results, as we sought to exploit attractive relative-value relationships across industries and across the investment grade quality spectrum.

    Finally, the Fund's returns were helped by a modest position in nondollar bonds. We managed the portfolio's exposure to nondollar bonds tactically throughout the period, successfully finding good entry points to add value as the U.S. dollar weakened in the latter half of 2004 but fully regained its ground in the first seven months of 2005. Remember, as the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: While we kept the Fund's duration shorter than the Lehman Index throughout the period, we made minor tactical adjustments to portfolio duration based on prevailing rates and our assessment of their distance from fair value.

--------------------------------------------------------------------------------
7 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > Economic growth continues to support our thesis of modestly higher inflation and a Fed that is biased to tighten rates significantly higher than prevailing levels and market expectations. [END CALLOUT QUOTE]

    As the yield curve flattened dramatically, we also removed some of the Fund's yield curve flattening bias and reduced the portfolio's sensitivity to changes in interest rates by adjusting exposure to be more evenly distributed across the yield curve. In our view, the yield curve flattening had largely run its course, and the portfolio's flattening bias had worked well, but was no longer an attractive risk/reward trade.

    The Fund's positioning in the spread sectors remained generally unchanged. However, toward the end of the fiscal year, we increased allocations to industries where we saw good value and strong fundamentals, such as electrics and brokers.

    In all, the Fund's portfolio turnover was high but added value to the portfolio. A significant portion of the Fund's 316% turnover rate this past fiscal year was the result of "roll" transactions in liquid derivatives and U.S. Treasury notes. In the derivative securities, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. For U.S. Treasury notes, existing holdings are sold and newly minted securities with better liquidity are purchased. These transactions affect the Fund's turnover rate but do not change the risk exposure or result in material transaction costs.

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to maintain the Fund's duration shorter than that of the Lehman Index for the near term. Economic growth continues to support our thesis of modestly higher inflation and a Fed that is biased to tighten rates significantly higher than prevailing levels and market expectations. With the growth story unfolding as anticipated, any further rise in inflation could be a catalyst to significantly higher yields. The Fund's duration positioning is expressed fairly evenly across the yield curve; we anticipate that the yield curve has flattened to near fair value and the move to higher yields going forward may be more parallel in nature. Indeed, if the yield curve were to flatten materially from here, we would likely re-position the portfolio for a steeper yield curve ahead.

--------------------------------------------------------------------------------
8 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

    In the spread sectors, we intend to cautiously increase the Fund's allocation to investment grade credit. Both technical and fundamental factors seem to be supportive of credit spreads, though, importantly, we continue to be very selective in adding names to the portfolio. We intend to maintain the Fund's sizable position in CMBS and asset-backed securities, while in mortgages, we plan to remain defensively positioned, emphasizing premium coupons, 15-year mortgages and attractive structural attributes. Our goal is to maintain an attractive yield profile while expressing a defensive view on mortgage spreads generally.

    We will continue to monitor inflation numbers, as they remain a key indicator for the economy in the coming months. As always, we maintain a disciplined focus on individual security selection, with a goal of having greater positions than the Lehman Index in securities that offer the greatest potential for outperforming the Fund's benchmark.

--------------------------------------------------------------------------------
9 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Limited Duration Bond Fund Class A shares (from 7/1/03 to 7/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers Intermediate Aggregate Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended        Income    capital gains    capital gains     Total
July 31, 2005             $0.30          $--            $--           $0.30
July 31, 2004              0.22           --             --            0.22
July 31, 2003(1)           0.01           --             --            0.01

(1) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

--------------------------------------------------------------------------------
10 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

[MOUNTAIN CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP LIMITED DURATION BOND FUND

AXP Limited Duration Bond Fund Class A
  (includes sales charge)                                                $ 9,525      $9,245    $ 9,556     $ 9,886
Lehman Brothers Intermediate Aggregate Bond Index(1)                     $10,000      $9,759    $10,173     $10,553
Lipper Short-Intermediate Investment Grade Debt Funds Index(2)           $10,000      $9,775    $10,091     $10,351
                                                                         7/1/2003       7/03       7/04        7/05

COMPARATIVE RESULTS

Results at July 31, 2005                                                          Since
                                                                       1 year   inception(3)
AXP Limited Duration Bond Fund (includes sales charge)
Class A  Cumulative value of $10,000                                  $9,844     $9,886
         Average annual total return                                  -1.56%     -0.55%
Lehman Brothers Intermediate Aggregate Bond Index(1)
         Cumulative value of $10,000                                 $10,374    $10,553
         Average annual total return                                  +3.74%     +2.62%
Lipper Short-Intermediate Investment Grade Debt Funds Index(2)
         Cumulative value of $10,000                                 $10,258    $10,351
         Average annual total return                                  +2.58%     +1.67%

Results for other share classes can be found on page 4.

(1) The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index of intermediate duration fixed-income securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from June 19, 2003. Lehman Brothers Intermediate Aggregate Bond Index and Lipper peer data is from July 1, 2003.

--------------------------------------------------------------------------------
11 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Limited Duration Bond Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (98.9%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign Agencies (0.1%)
Pemex Project Funding Master Trust
   12-15-15               5.75%              $155,000(c,d)            $151,978

Sovereign (1.8%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00              1,379,000(c)             1,759,152
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50                656,000(c)             1,202,679
United Mexican States
   09-27-34               6.75                205,000 (c)              216,070
Total                                                                3,177,901

U.S. Government Obligations & Agencies (22.7%)
Federal Home Loan Bank
   09-22-05               2.13              1,300,000                1,297,174
   05-22-06               2.88              2,200,000                2,179,522
   08-11-06               3.25              3,750,000                3,717,338
   04-18-08               4.13                785,000                  781,230
Federal Home Loan Mtge Corp
   09-15-06               3.63              2,270,000                2,257,213
   06-15-08               3.88              3,665,000                3,628,936
   03-18-09               3.76                545,000                  534,050
   07-12-10               4.13              4,206,000                4,151,549
Federal Natl Mtge Assn
   05-15-07               3.88                700,000                  696,290
   05-15-08               6.00                900,000                  940,232
   02-15-09               3.25              1,155,000                1,113,615
U.S. Treasury
   11-15-05               5.75              5,000,000                5,030,665
   11-30-06               2.88              1,050,000                1,035,276
   08-15-07               2.75              3,405,000                3,321,074
   02-15-08               3.38              1,190,000                1,170,709
   06-15-10               3.63                255,000                  249,382
   07-15-10               3.88              1,605,000                1,587,069
   02-15-15               4.00                541,000                  528,595
   05-15-15               4.13              2,315,000                2,285,701
   08-15-23               6.25              1,623,000                1,957,046
   02-15-26               6.00                160,000                  190,525
   02-15-31               5.38                335,000                  380,670

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

U.S. Government Obligations & Agencies (cont.)
U.S. Treasury Inflation-Indexed
Bond
   01-15-15               1.63%            $1,888,742(m)            $1,846,633
Total                                                               40,880,494

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (13.6%)
AAA Trust
  Series 2005-2 Cl A1
   11-26-35               3.56              1,211,368(d,j)           1,209,938
Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85                100,000(d,g)             100,031
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76                175,000(d,g)             170,806
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
   02-12-09               3.55                100,000(g)                99,428
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                200,000(g)               197,719
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98                300,000(g)               294,984
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05                650,000(g)               645,023
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29                350,000(d,g)             343,602
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               4.88                250,000                  253,417
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89                272,764                  274,487
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                350,000                  346,548
  Series 2004-PWR6 Cl A6
   11-11-41               4.83                325,000                  322,156
  Series 2004-T16 Cl A3
   02-13-46               4.03                240,000                  234,076
  Series 2005-PWR8 Cl A1
   06-11-41               4.21                494,535                  490,455

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46%              $166,442(d)              $165,378
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84                250,000                  242,547
  Series 2005-1 Cl A4
   07-15-09               4.05                450,000                  450,684
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08                325,000                  322,182
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35                200,000                  199,212
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15                860,796(d)               851,629
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               3.61                300,000(d,j)             298,791
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49                351,149                  348,713
  Series 2004-C1 Cl A2
   01-15-37               3.52                375,000                  363,459
Federal Natl Mtge Assn #385717
   11-01-12               4.84                483,218                  485,687
Federal Natl Mtge Assn #386558
   10-01-10               4.85                489,025                  491,321
Federal Natl Mtge Assn #386599
   11-01-10               4.47                169,617                  167,951
Federal Natl Mtge Assn #735029
   09-01-13               5.28                495,086                  508,854
Franklin Auto Trust
  Series 2004-1 Cl A3 (MBIA)
   03-15-12               4.15                100,000(g)                99,332
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56                284,149                  290,184
  Series 2004-C2 Cl A2
   03-10-40               4.12                200,000                  195,224
  Series 2005-C1 Cl A5
   06-10-48               4.77                400,000(k)               395,463

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55%              $400,000                 $393,830
  Series 2005-C1 Cl A1
   05-10-43               4.21                297,078                  293,832
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76                900,000                  900,481
  Series 2005-GG3 Cl A1
   08-10-42               3.92                185,712                  183,660
GS Mtge Securities
  Series 2005-GG4 Cl A1
   07-10-39               4.37                422,905                  419,679
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                200,000                  197,710
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37                265,097                  262,979
  Series 2003-CB6 Cl A1
   07-12-37               4.39                525,367                  517,681
  Series 2003-LN1 Cl A1
   10-15-37               4.13                411,156                  401,479
  Series 2003-ML1A Cl A1
   03-12-39               3.97                230,255                  224,510
  Series 2004-C2 Cl A2
   05-15-41               5.26                350,000(j)               356,404
  Series 2004-CBX Cl A3
   01-12-37               4.18                150,000                  147,004
  Series 2004-CBX Cl A5
   01-12-37               4.65                200,000                  197,892
  Series 2005-CB11 Cl A3
   08-12-37               5.20                350,000                  357,273
  Series 2005-LDP2 Cl A1
   07-15-42               4.33                420,057                  419,133
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26               4.56                250,000                  247,661
  Series 2002-C4 Cl A5
   09-15-31               4.85                500,000                  500,778
  Series 2003-C8 Cl A2
   11-15-27               4.21                650,000                  640,686
  Series 2003-C8 Cl A3
   11-15-27               4.83                350,000                  350,060
  Series 2004-C2 Cl A3
   03-15-29               3.97                250,000                  238,168

See accompanying notes to investments in securities.

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13 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
LB-UBS Commercial Mtge Trust (cont.)
  Series 2004-C4 Cl A3
   06-15-29               4.99%              $200,000(j)              $204,294
  Series 2004-C6 Cl A2
   08-15-29               4.19                350,000                  342,969
  Series 2004-C6 Cl A4
   08-15-29               4.58                100,000                   99,176
  Series 2004-C7 Cl A2
   10-15-29               3.99                400,000                  389,032
  Series 2004-C8 Cl A2
   12-15-29               4.20                350,000                  343,466
  Series 2005-C3 Cl A1
   07-15-30               4.39                296,105                  295,196
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                250,000(g)               247,143
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   05-12-43               4.22                366,020                  362,690
Metris Master Trust
  Series 2004-2 Cl M
   10-20-10               3.82                150,000(j)               150,143
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                250,000                  245,527
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                300,000                  295,788
  Series 2004-IQ8 Cl A2
   06-15-40               3.96                216,519                  213,321
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                100,000                   98,731
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54                300,000                  296,535
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49                195,000                  192,854
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67                326,935                  316,628
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                 39,059(g)                38,991

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3- (AMBAC)
   03-12-10               4.05%              $600,000(g)              $596,322
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38                350,000                  345,620
  Series 2005-C16 Cl A3
   10-15-41               4.62                400,000                  395,678
WFS Financial Owner Trust
  Series 2004-1 Cl D
   08-22-11               3.17                229,165                  226,823
  Series 2004-3 Cl A3
   03-17-09               3.30                250,000                  246,954
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54                400,000                  395,528
Total                                                               24,449,590

Mortgage-Backed Securities (43.7%)(f,l)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.28                370,204(e)               372,402
  Series 2005-3 Cl 7A1
   07-25-35               5.10                261,046(e)               260,604
Banc of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34               4.14                247,629(e)               241,545
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                225,303                  227,133
  Series 2003-11 Cl 4A1
   01-25-19               4.75                265,529                  262,002
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01-25-35               5.03                549,030(e)               545,070
  Series 2004-12 Cl 3A1
   02-25-35               5.19                411,109(e)               411,688
Chaseflex Trust
  Series 2005-2 Cl 2A1
   06-25-35               6.00              1,952,552                1,981,845
  Series 2005-2 Cl 2A2
   06-25-35               6.50                461,870                  475,870
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                250,775                  247,613
  Series 2004-28CB Cl 6A1
   01-25-35               6.00              1,376,236                1,397,813

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Countrywide Alternative Loan Trust (cont.)
  Series 2005-6CB Cl 1A1
   04-25-35               7.50%              $447,301                 $464,987
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.64                174,763(e)               171,338
  Series 2005-R2 Cl 2A1
   06-25-35               7.00                627,971                  657,567
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.42                173,583(e)               169,570
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   01-15-18               6.50                287,158                  303,566
   02-15-27               5.00                200,000                  200,238
   10-15-27               5.00              1,350,000                1,357,126
   06-15-28               5.00                850,000                  855,556
   12-15-28               5.50                445,000                  451,078
   02-15-33               5.50                208,331                  213,064
  Interest Only
   07-15-17               0.92                388,284(h)                44,560
   07-01-21               8.00                800,000(h)               137,520
   10-15-22              20.00                385,517(h)                24,782
  Principal Only
   07-01-21               4.60                800,000(i)               649,440
Federal Home Loan Mtge Corp #A10892
   07-01-33               6.00                250,950                  257,895
Federal Home Loan Mtge Corp #A12692
   10-01-32               6.00                396,664                  408,318
Federal Home Loan Mtge Corp #A13854
   09-01-33               6.00                314,640                  324,175
Federal Home Loan Mtge Corp #A28602
   11-01-34               6.50              1,227,994                1,269,991
Federal Home Loan Mtge Corp #B10258
   10-01-18               5.00                404,946                  406,390
Federal Home Loan Mtge Corp #B11835
   01-01-19               5.50              1,384,413                1,412,424
Federal Home Loan Mtge Corp #C77372
   03-01-33               6.00                531,830                  544,762
Federal Home Loan Mtge Corp #C90613
   01-01-23               5.00                211,231                  209,834
Federal Home Loan Mtge Corp #D96300
   10-01-23               5.50                428,791                  434,334
Federal Home Loan Mtge Corp #E74288
   12-01-13               6.00                321,593                  332,083
Federal Home Loan Mtge Corp #E96903
   05-01-18               5.50                558,256                  571,983

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Home Loan Mtge Corp #E96941
   06-01-18               4.50%              $194,995                 $192,163
Federal Home Loan Mtge Corp #E99684
   10-01-18               5.00                396,141                  397,823
Federal Natl Mtge Assn
   08-01-20               4.50                200,000(b)               196,688
   08-01-20               5.00              1,000,000(b)             1,002,188
   08-01-20               5.50                800,000(b)               816,000
   08-01-20               6.00              2,000,000(b)             2,064,999
   08-01-35               6.00                150,000(b)               153,234
   09-01-35               5.00              1,500,000(b)             1,473,938
  Collateralized Mtge Obligation
   12-25-26               8.00                118,525                  124,864
   08-25-29               5.50                380,000                  384,489
  Interest Only
   12-25-22               8.27                240,657(h)                33,954
   12-25-31               1.19                414,084(h)                76,970
   12-25-33               6.09                361,471(h)                86,205
Federal Natl Mtge Assn #252440
   05-01-29               7.00                761,376                  801,696
Federal Natl Mtge Assn #254684
   03-01-18               5.00              1,946,904                1,952,883
Federal Natl Mtge Assn #254906
   10-01-18               4.50                915,547                  901,791
Federal Natl Mtge Assn #254916
   09-01-23               5.50                419,407                  424,678
Federal Natl Mtge Assn #255377
   08-01-34               7.00                447,544                  470,968
Federal Natl Mtge Assn #255408
   09-01-24               5.50              1,475,367                1,492,541
Federal Natl Mtge Assn #255788
   06-01-15               5.50                981,709                1,004,449
Federal Natl Mtge Assn #440730
   12-01-28               6.00                295,723                  304,964
Federal Natl Mtge Assn #493945
   04-01-29               6.50                199,819                  208,199
Federal Natl Mtge Assn #518159
   09-01-14               7.00                700,321                  733,338
Federal Natl Mtge Assn #545216
   03-01-09               5.86                383,665                  397,392
Federal Natl Mtge Assn #545869
   07-01-32               6.50                126,922                  131,957
Federal Natl Mtge Assn #555340
   04-01-33               5.50                638,447                  644,715
Federal Natl Mtge Assn #555734
   07-01-23               5.00                161,688                  160,689
Federal Natl Mtge Assn #555740
   08-01-18               4.50                233,546                  230,034

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn #555794
   09-01-28               7.50%              $145,623                 $155,625
Federal Natl Mtge Assn #582154
   05-01-31               6.50                220,543                  228,554
Federal Natl Mtge Assn #597374
   09-01-31               7.00                169,279                  179,663
Federal Natl Mtge Assn #611831
   02-01-31               7.50                101,362                  108,194
Federal Natl Mtge Assn #643381
   06-01-17               6.00                402,180                  415,605
Federal Natl Mtge Assn #649876
   08-01-32               6.50                134,637                  140,037
Federal Natl Mtge Assn #650009
   09-01-31               7.50                394,520                  421,111
Federal Natl Mtge Assn #652752
   07-01-17               6.50                396,930                  412,421
Federal Natl Mtge Assn #654208
   10-01-32               6.50                358,321                  371,066
Federal Natl Mtge Assn #655679
   08-01-32               6.50                252,724                  261,713
Federal Natl Mtge Assn #661815
   10-01-32               6.00                221,773                  226,916
Federal Natl Mtge Assn #662061
   09-01-32               6.50              1,453,035                1,504,719
Federal Natl Mtge Assn #677089
   01-01-33               5.50              1,125,423                1,132,263
Federal Natl Mtge Assn #678028
   09-01-17               6.00                220,374                  227,730
Federal Natl Mtge Assn #683100
   02-01-18               5.50                340,002                  347,628
Federal Natl Mtge Assn #683116
   02-01-33               6.00                845,338                  864,023
Federal Natl Mtge Assn #689026
   05-01-33               5.50              1,870,786                1,883,658
Federal Natl Mtge Assn #689093
   07-01-28               5.50                177,822                  179,069
Federal Natl Mtge Assn #704610
   06-01-33               5.50              1,590,653                1,599,885
Federal Natl Mtge Assn #708959
   06-01-18               4.50                831,000                  818,514
Federal Natl Mtge Assn #709093
   06-01-33               6.00                312,141                  318,955
Federal Natl Mtge Assn #709901
   06-01-18               5.00                876,676                  880,135
Federal Natl Mtge Assn #710780
   05-01-33               6.00                678,482                  693,293
Federal Natl Mtge Assn #711224
   06-01-33               5.50                137,690                  138,490

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn #711501
   05-01-33               5.50%              $235,122                 $237,438
Federal Natl Mtge Assn #711503
   06-01-33               5.50                196,142                  198,031
Federal Natl Mtge Assn #720006
   07-01-33               5.50                145,149                  145,991
Federal Natl Mtge Assn #720378
   06-01-18               4.50                262,515                  258,571
Federal Natl Mtge Assn #724867
   06-01-18               5.00                369,142                  370,636
Federal Natl Mtge Assn #725232
   03-01-34               5.00              1,628,708                1,607,403
Federal Natl Mtge Assn #725431
   08-01-15               5.50                393,971                  402,358
Federal Natl Mtge Assn #725684
   05-01-18               6.00                599,924                  620,101
Federal Natl Mtge Assn #725719
   07-01-33               4.85                338,519(e)               337,818
Federal Natl Mtge Assn #725737
   08-01-34               4.53                339,791(e)               339,067
Federal Natl Mtge Assn #726362
   06-01-18               5.00                406,947                  408,903
Federal Natl Mtge Assn #726940
   08-01-23               5.50                237,964                  240,198
Federal Natl Mtge Assn #735160
   12-01-34               4.40                242,604(e)               240,574
Federal Natl Mtge Assn #743347
   10-01-33               6.00                219,044                  225,902
Federal Natl Mtge Assn #743579
   11-01-33               5.50              1,062,305                1,068,471
Federal Natl Mtge Assn #747339
   10-01-23               5.50                602,422                  608,005
Federal Natl Mtge Assn #753074
   12-01-28               5.50                289,010                  291,036
Federal Natl Mtge Assn #755056
   12-01-23               5.50                912,275                  923,741
Federal Natl Mtge Assn #757581
   01-01-19               5.50              1,110,796                1,133,579
Federal Natl Mtge Assn #759330
   01-01-19               6.50                646,915                  672,122
Federal Natl Mtge Assn #763754
   02-01-29               5.50                374,191                  376,604
Federal Natl Mtge Assn #765760
   02-01-19               5.00                541,018                  542,680
Federal Natl Mtge Assn #768117
   08-01-34               5.44                209,940(e)               212,631
Federal Natl Mtge Assn #768296
   01-01-19               6.00              1,015,768                1,049,708

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn #775582
   05-01-34               6.50%              $860,334                 $890,012
Federal Natl Mtge Assn #790759
   09-01-34               4.84                946,477(e)               948,656
Federal Natl Mtge Assn #794958
   10-01-19               6.00                451,932                  466,878
Federal Natl Mtge Assn #800137
   11-01-34               6.50              1,075,967                1,113,083
Federal Natl Mtge Assn #815264
   05-01-35               5.26                590,124(e)               592,500
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.42                347,061(j)               351,215
  Series 2005-AA2 Cl 2A1
   04-25-35               5.44                345,706                  349,834
  Series 2005-AA3 Cl 3A1
   05-25-35               5.43                465,928                  469,525
  Series 2005-AA4 Cl B1
   06-25-35               5.39                319,882                  319,943
Govt Natl Mtge Assn
   08-01-35               5.00              1,200,000(b)             1,191,750
Govt Natl Mtge Assn #567717
   06-15-32               7.50                 31,920                   34,119
Govt Natl Mtge Assn #604708
   10-15-33               5.50                369,361                  374,207
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34                275,531(e)               276,415
  Series 2005-AR8 Cl AX1
  Interest Only
   04-25-35               4.50             14,615,683(e,h)             180,412
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.41                222,322(e)               217,196
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19               5.00                506,051                  508,739
  Series 2004-4 Cl 2A1
   05-25-34               6.00                288,091                  292,628
  Series 2004-7 Cl 8A1
   08-25-19               5.00                268,932                  267,690
  Series 2004-8 Cl 7A1
   09-25-19               5.00                388,716                  386,823
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,538,909                1,562,126
  Series 2005-3 Cl 1A2
   04-25-35               5.50                800,000                  795,752

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-5 Cl B1
   05-25-34               4.61%              $199,383(e)              $194,281
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                830,137                  825,495
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07                475,000(e)               470,860
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                194,778                  188,917
  Series 2005-AR11
   08-25-45               3.76                925,000(b)               925,000
  Series 2005-AR8 Cl AB1
   07-25-45               3.64              1,565,000(e)             1,565,000
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35               5.50                785,410                  785,452
  Series 2005-AR1 Cl 1A1
   02-25-35               4.56                677,371(e)               671,458
  Series 2005-AR4 Cl B1
   04-25-35               4.58                149,729(e)               145,445
Total                                                               78,542,221

Automotive (0.1%)
Lear
  Series B
   08-01-14               5.75                230,000(k)               205,336

Banking (5.3%)
Bank of America
   08-01-10               4.50              2,390,000                2,374,011
Banknorth Group
  Sr Nts
   05-01-08               3.75                310,000                  304,990
Citigroup
   08-03-10               4.63              2,100,000(b)             2,102,688
  Sr Nts
   05-29-15               4.70                380,000                  373,385
KFW Intl Finance
   10-17-05               2.50              1,150,000(c)             1,146,940
M&I Marshall & Ilsley Bank
  Sub Nts
   06-16-15               4.85                400,000                  394,182
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65                865,000                  896,166

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Banking (cont.)
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45%            $1,825,000               $1,980,946
Total                                                                9,573,308

Diversified Manufacturing (0.8%)
Tyco Intl Group
   02-15-11               6.75              1,390,000 (c)            1,521,662

Electric (0.7%)
Ohio Power
  Sr Nts Series H
   01-15-14               4.85                225,000                  222,905
Pacificorp
  1st Mtge
   06-15-35               5.25                195,000                  189,996
Westar Energy
  1st Mtge
   07-01-14               6.00                750,000                  802,026
Total                                                                1,214,927

Food and Beverage (0.3%)
Kraft Foods
   11-01-11               5.63                130,000                  136,114
   06-01-12               6.25                370,000(k)               399,398
Total                                                                  535,512

Health Care (0.6%)
Cardinal Health
   06-15-15               4.00              1,147,000                1,043,410

Life Insurance (2.9%)
ASIF Global Financing XIX
  Secured
   01-17-13               4.90                997,000(d)               996,612
ING Security Life Institutional Funding
   01-15-10               4.25                990,000(d)               972,900
Metlife
  Sr Nts
   06-15-35               5.70                310,000                  313,718
Metropolitan Life Global Funding I
  Sr Nts
   05-05-10               4.50                880,000(d)               872,754
Pricoa Global Funding I
   01-15-10               4.20                455,000(d)               446,341
   06-25-12               4.63                945,000(d)               931,630
  Secured
   06-15-08               4.35                495,000(d)               493,535

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Life Insurance (cont.)
Prudential Financial
   06-13-35               5.40%              $135,000                 $130,715
Total                                                                5,158,205

Media Non Cable (0.2%)
News America
   12-15-34               6.20                358,000                  372,042

Oil Field Services (0.4%)
Halliburton
   10-15-10               5.50                765,000                  790,596

Other Financial Institutions (0.7%)
HSBC Finance
   06-30-15               5.00              1,035,000                1,024,912
Residential Capital
   06-30-10               6.38                240,000(d)               243,979
Total                                                                1,268,891

Property & Casualty (0.1%)
Willis Group North America
   07-15-15               5.63                245,000                  242,864

Railroads (0.5%)
Union Pacific
   05-01-14               5.38                795,000                  813,909

Real Estate Investment Trust (0.6%)
Archstone-Smith Operating Trust
   05-01-15               5.25                555,000                  554,297
ERP Operating LP
   04-01-13               5.20                210,000                  211,128
Simon Property Group LP
   06-15-15               5.10                370,000(d)               363,059
Total                                                                1,128,484

Transportation Services (0.1%)
ERAC USA Finance
   05-01-15               5.60                210,000(d)               212,359

Wireless (0.1%)
US Cellular
  Sr Nts
   12-15-33               6.70                205,000                  215,084

Wirelines (3.7%)
BellSouth
   11-15-34               6.00                 65,000                   67,717
SBC Communications
   06-15-34               6.45                 60,000                   66,112

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wirelines (cont.)
Sprint Capital
   01-30-11               7.63%            $1,810,000               $2,042,741
   11-15-28               6.88                116,000(k)               131,098
Telecom Italia Capital
   09-30-34               6.00                155,000 (c,d)            157,261
TELUS
   06-01-11               8.00              1,050,000 (c)            1,212,372
Verizon Pennsylvania
  Series A
   11-15-11               5.65              2,925,000                3,020,471
Total                                                                6,697,772

Total Bonds
(Cost: $179,582,388)                                              $178,196,545

Short-Term Securities (5.4%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper
Citibank Credit Card Dakota Nts
   08-01-05               3.30%            $5,000,000(n)            $4,998,625
Sheffield Receivables
   08-01-05               3.30              4,800,000(n)             4,798,680

Total Short-Term Securities
(Cost: $9,798,203)                                                  $9,797,305

Total Investments in Securities
(Cost: $189,380,591)(o)                                           $187,993,850

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $9,970,208.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2005, the value of foreign securities represented 4.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $8,982,583 or 5.0% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC   --  Ambac Assurance Corporation
      FGIC    --  Financial Guaranty Insurance Company
      FSA     --  Financial Security Assurance
      MBIA    --  MBIA Insurance Corporation

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2005.

--------------------------------------------------------------------------------
19 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

(i) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at July 31, 2005.

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2005.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security     Notional amount

      Sale contracts

      U.S. Treasury Note, Sept. 2005, 10-year $10,500,000

(l) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment at July 31, 2005:

      Security                Principal   Settlement   Proceeds       Value
                               amount        date     receivable
      Federal Natl Mtge Assn
         08-01-35 5.00%      $1,650,000    08-11-05   $1,634,789   $1,624,735
         08-01-35 5.50%      $1,800,000    08-11-05   $1,815,594   $1,809,000
         08-01-35 6.50%      $3,655,000    08-11-05   $3,781,497   $3,780,641

(m) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(n) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $9,797,305 or 5.4% of net assets.

(o) At July 31, 2005, the cost of securities for federal income tax purposes was $189,562,273 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $   309,018
      Unrealized depreciation                                       (1,877,441)
                                                                    ----------
      Net unrealized depreciation                                  $ 1,568,423
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
20 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Limited Duration Bond Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $189,380,591)                                                                              $187,993,850
Cash in bank on demand deposit                                                                                       86,900
Capital shares receivable                                                                                            84,477
Accrued interest receivable                                                                                       1,213,951
Receivable for investment securities sold                                                                        14,433,956
                                                                                                                 ----------
Total assets                                                                                                    203,813,134
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                    16,631
Capital shares payable                                                                                               24,136
Payable for investment securities purchased                                                                       6,319,541
Payable for securities purchased on a forward-commitment basis (Note 1)                                           9,970,208
Unrealized depreciation on swap transactions, at value (Note 6)                                                      39,252
Accrued investment management services fee                                                                            2,660
Accrued distribution fee                                                                                              1,300
Accrued transfer agency fee                                                                                             125
Accrued administrative services fee                                                                                     246
Other accrued expenses                                                                                               78,629
Forward sale commitments, at value (proceeds receivable $7,231,880) (Note 1)                                      7,214,376
                                                                                                                  ---------
Total liabilities                                                                                                23,667,104
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $180,146,030
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    183,971
Additional paid-in capital                                                                                      180,886,607
Undistributed net investment income                                                                                  81,316
Accumulated net realized gain (loss) (Note 8)                                                                       135,294
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                   (1,141,158)
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $180,146,030
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $ 83,392,570
                                                            Class B                                            $ 25,023,689
                                                            Class C                                            $  1,611,885
                                                            Class I                                            $ 70,057,990
                                                            Class Y                                            $     59,896
Net asset value per share of outstanding capital stock:     Class A shares              8,517,001              $       9.79
                                                            Class B shares              2,555,305              $       9.79
                                                            Class C shares                164,656              $       9.79
                                                            Class I shares              7,154,021              $       9.79
                                                            Class Y shares                  6,118              $       9.79
                                                                                            -----              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Limited Duration Bond Fund

Year ended July 31, 2005
Investment income
Income:
Interest                                                                                                         $6,895,999
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                  960,788
Distribution fee
   Class A                                                                                                          252,631
   Class B                                                                                                          234,566
   Class C                                                                                                           19,297
Transfer agency fee                                                                                                 107,262
Incremental transfer agency fee
   Class A                                                                                                            7,596
   Class B                                                                                                            5,304
   Class C                                                                                                              421
Service fee -- Class Y                                                                                                   30
Administrative services fees and expenses                                                                            88,881
Compensation of board members                                                                                         9,287
Custodian fees                                                                                                       86,805
Printing and postage                                                                                                 54,375
Registration fees                                                                                                    44,984
Audit fees                                                                                                           20,000
Other                                                                                                                 8,551
                                                                                                                      -----
Total expenses                                                                                                    1,900,778
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                     (163,485)
                                                                                                                   --------
                                                                                                                  1,737,293
   Earnings credits on cash balances (Note 2)                                                                        (3,347)
                                                                                                                     ------
Total net expenses                                                                                                1,733,946
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   5,162,053
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 1,046,702
   Foreign currency transactions                                                                                     (1,941)
   Futures contracts                                                                                                   (285)
   Swap transactions                                                                                                    485
                                                                                                                        ---
Net realized gain (loss) on investments                                                                           1,044,961
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                              (538,373)
                                                                                                                   --------
Net gain (loss) on investments and foreign currencies                                                               506,588
                                                                                                                    -------
Net increase (decrease) in net assets resulting from operations                                                  $5,668,641
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Limited Duration Bond Fund

Year ended July 31,                                                                        2005                      2004
Operations and distributions
Investment income (loss) -- net                                                      $  5,162,053              $  2,335,324
Net realized gain (loss) on investments                                                 1,044,961                  (516,554)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    (538,373)                1,161,526
                                                                                         --------                 ---------
Net increase (decrease) in net assets resulting from operations                         5,668,641                 2,980,296
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (2,999,550)               (1,871,509)
      Class B                                                                            (527,474)                 (271,245)
      Class C                                                                             (42,611)                  (28,681)
      Class I                                                                          (1,724,384)                 (136,920)
      Class Y                                                                              (1,008)                     (360)
                                                                                           ------                      ----
Total distributions                                                                    (5,295,027)               (2,308,715
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             48,673,854                59,053,965
   Class B shares                                                                      14,092,931                26,138,304
   Class C shares                                                                         392,653                 1,796,608
   Class I shares                                                                      57,153,673                34,183,056
   Class Y shares                                                                          49,520                        --
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,889,769                   589,533
   Class B shares                                                                         497,096                   255,346
   Class C shares                                                                          38,796                    25,667
   Class I shares                                                                       1,725,758                   128,278
   Class Y shares                                                                             694                       106
Payments for redemptions
   Class A shares                                                                     (70,970,856)              (11,653,550)
   Class B shares (Note 2)                                                            (11,084,539)              (11,340,649)
   Class C shares (Note 2)                                                               (923,780)                 (598,605)
   Class I shares                                                                     (16,125,668)               (6,848,952)
   Class Y shares                                                                          (5,161)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      25,404,740                91,729,107
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                25,778,354                92,400,688
Net assets at beginning of year                                                       154,367,676                61,966,988
                                                                                      -----------                ----------
Net assets at end of year                                                            $180,146,030              $154,367,676
                                                                                     ============              ============
Undistributed net investment income                                                  $     81,316              $     52,852
                                                                                     ------------              ------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
23 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Limited Duration Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities like those included in the Lehman Brothers Intermediate Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation), IDS Life Insurance Company and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 38.89% of the Fund's net assets.

At July 31, 2005, Ameriprise Financial, IDS Life Insurance Company and the AXP Portfolio Builder Funds owned approximately 42% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent

--------------------------------------------------------------------------------
24 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2005, the Fund has entered into outstanding when-issued securities of $9,970,208.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
25 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

--------------------------------------------------------------------------------
26 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Total return swap transactions

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).
Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $161,438 and accumulated net realized gain has been decreased by $161,438.

--------------------------------------------------------------------------------
27 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                  2005        2004

Class A
Distributions paid from:
      Ordinary income                            $2,999,550     $1,871,509
      Long-term capital gain                             --             --
Class B
Distributions paid from:
      Ordinary income                               527,474        271,245
      Long-term capital gain                             --             --
Class C
Distributions paid from:
      Ordinary income                                42,611         28,681
      Long-term capital gain                             --             --
Class I*
Distributions paid from:
      Ordinary income                             1,724,384        136,920
      Long-term capital gain                             --             --
Class Y
Distributions paid from:
      Ordinary income                                 1,008            360
      Long-term capital gain                             --             --

* Inception date is March 4, 2004.

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $   462,038
Accumulated long-term gain (loss)                              $   (34,483)
Unrealized appreciation (depreciation)                         $(1,335,472)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.54% to 0.415% annually as the Fund's assets increase.

--------------------------------------------------------------------------------
28 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $360,514 for Class A, $28,572 for Class B and $456 for Class C for the year ended July 31, 2005.

--------------------------------------------------------------------------------
29 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

For the year ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 0.94% for Class A, 1.70% for Class B, 1.70% for Class C, 0.68% for Class I and 0.77% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $72,372, $18,280, $1,443 and $28, respectively, and the management fees waived at the Fund level were $71,362. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $3,347 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $547,301,382 and $520,108,126, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        4,938,847      1,430,046       39,848       5,800,060       5,053
Issued for reinvested distributions           191,795         50,440        3,937         175,184          71
Redeemed                                   (7,204,969)    (1,124,797)     (93,901)     (1,638,112)       (521)
                                           ----------     ----------      -------      ----------        ----
Net increase (decrease)                    (2,074,327)       355,689      (50,116)      4,337,132       4,603
                                           ----------        -------      -------       ---------       -----

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C        Class I*     Class Y
Sold                                        6,050,270      2,678,048      184,130       3,506,130          --
Issued for reinvested distributions            60,254         26,092        2,622          13,192          11
Redeemed                                   (1,192,628)    (1,158,638)     (61,177)       (702,433)         --
                                           ----------     ----------      -------      ----------        ----
Net increase (decrease)                     4,917,896      1,545,502      125,575       2,816,889          11
                                           ----------     ----------      -------      ----------        ----

* Inception date is March 4, 2004.

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2005, investments in securities included securities valued at $177,403 that were pledged as collateral to cover initial margin deposits on 105 open sale contracts. The notional market value of the open sale contracts at July 31, 2005 was $11,653,360 with a net unrealized loss of $268,955. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
30 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

6. SWAP CONTRACTS

At July 31, 2005, the Fund had the following open total return swap contracts:

                                                                                            Unrealized
                                                            Termination     Notional       appreciation
                                                               date         principal     (depreciation)
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.55%.
Counterparty: Citigroup                                      09/01/05       $775,000         $(19,008)

Receive total return on Lehman Brothers AAA 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                      10/01/05        650,000          (11,125)
Receive total return on Lehman Brothers Aaa 8.5+

Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Citigroup                                      10/01/05        725,000           (9,119)
                                                             ---------       -------           ------
Total                                                                                        $(39,252)
                                                                                             --------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $34,483 at July 31, 2005, that if not offset by capital gains will expire in 2014. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
31 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.76        $9.65        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .29          .22          .01
Net gains (losses) (both realized and unrealized)                               .04          .11         (.31)
                                                                              -----        -----        -----
Total from investment operations                                                .33          .33         (.30)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.30)        (.22)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.76        $9.65
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $83         $103          $55
Ratio of expenses to average daily net assets(c),(d)                           .94%         .96%         .96%(e)
Ratio of net investment income (loss) to average daily net assets             2.89%        2.31%        1.39%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               3.35%        3.46%       (2.94%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.05%, 1.03% and 2.40% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.76        $9.66        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .21          .15          .01
Net gains (losses) (both realized and unrealized)                               .04          .10         (.30)
                                                                              -----        -----        -----
Total from investment operations                                                .25          .25         (.29)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.22)        (.15)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.76        $9.66
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $25          $21           $6
Ratio of expenses to average daily net assets(c),(d)                          1.70%        1.71%        1.74%(e)
Ratio of net investment income (loss) to average daily net assets             2.17%        1.57%        1.02%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               2.56%        2.58%       (2.91%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.82%, 1.78% and 3.16% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.75        $9.65        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .21          .15          .01
Net gains (losses) (both realized and unrealized)                               .05          .10         (.31)
                                                                              -----        -----        -----
Total from investment operations                                                .26          .25         (.30)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.22)        (.15)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.75        $9.65
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $2           $2           $1
Ratio of expenses to average daily net assets(c),(d)                          1.70%        1.72%        1.72%(e)
Ratio of net investment income (loss) to average daily net assets             2.14%        1.56%         .85%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               2.67%        2.58%       (3.02%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.81%, 1.79% and 3.16% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004(b)
Net asset value, beginning of period                                          $9.76        $9.90
                                                                              -----        -----
Income from investment operations:
Net investment income (loss)                                                    .32          .11
Net gains (losses) (both realized and unrealized)                               .03         (.14)
                                                                              -----        -----
Total from investment operations                                                .35         (.03)
                                                                              -----        -----
Less distributions:
Dividends from net investment income                                           (.32)        (.11)
                                                                              -----        -----
Net asset value, end of period                                                $9.79        $9.76
                                                                              -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $70          $27
Ratio of expenses to average daily net assets(c),(d)                           .68%         .64%(e)
Ratio of net investment income (loss) to average daily net assets             3.27%        2.83%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%
Total return(f)                                                               3.62%        (.36%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class I would have been 0.73% and 0.71% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
35 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.75        $9.65        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .30          .24          .01
Net gains (losses) (both realized and unrealized)                               .05          .10         (.30)
                                                                              -----        -----        -----
Total from investment operations                                                .35          .34         (.29)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.31)        (.24)        (.02)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.75        $9.65
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                           .77%         .80%         .81%(e)
Ratio of net investment income (loss) to average daily net assets             3.22%        2.44%        1.55%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               3.62%        3.53%       (2.92%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.95%, 0.87% and 2.24% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
36 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Limited Duration Bond Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the two-year period ended July 31, 2005, and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Limited Duration Bond Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
37 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Limited Duration Bond Fund
Fiscal year ended July 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.02097
Sept. 24, 2004                                                         0.02100
Oct. 25, 2004                                                          0.02107
Nov. 24, 2004                                                          0.02282
Dec. 22, 2004                                                          0.02821
Jan. 27, 2005                                                          0.02300
Feb. 24, 2005                                                          0.02300
March 30, 2005                                                         0.02500
April 28, 2005                                                         0.02700
May 26, 2005                                                           0.02700
June 29, 2005                                                          0.02700
July 28, 2005                                                          0.03000
Total distributions                                                   $0.29607

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.01484
Sept. 24, 2004                                                         0.01490
Oct. 25, 2004                                                          0.01472
Nov. 24, 2004                                                          0.01668
Dec. 22, 2004                                                          0.02247
Jan. 27, 2005                                                          0.01555
Feb. 24, 2005                                                          0.01726
March 30, 2005                                                         0.01808
April 28, 2005                                                         0.02091
May 26, 2005                                                           0.02127
June 29, 2005                                                          0.02003
July 28, 2005                                                          0.02407
Total distributions                                                   $0.22078

--------------------------------------------------------------------------------
38 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.01481
Sept. 24, 2004                                                         0.01488
Oct. 25, 2004                                                          0.01470
Nov. 24, 2004                                                          0.01665
Dec. 22, 2004                                                          0.02247
Jan. 27, 2005                                                          0.01548
Feb. 24, 2005                                                          0.01721
March 30, 2005                                                         0.01810
April 28, 2005                                                         0.02114
May 26, 2005                                                           0.02128
June 29, 2005                                                          0.02003
July 28, 2005                                                          0.02407
Total distributions                                                   $0.22082

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.02354
Sept. 24, 2004                                                         0.02348
Oct. 25, 2004                                                          0.02331
Nov. 24, 2004                                                          0.02497
Dec. 22, 2004                                                          0.03025
Jan. 27, 2005                                                          0.02566
Feb. 24, 2005                                                          0.02491
March 30, 2005                                                         0.02730
April 28, 2005                                                         0.02877
May 26, 2005                                                           0.02912
June 29, 2005                                                          0.02949
July 28, 2005                                                          0.03212
Total distributions                                                   $0.32292

--------------------------------------------------------------------------------
39 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 25, 2004                                                         $0.02220
Sept. 24, 2004                                                         0.02222
Oct. 25, 2004                                                          0.02232
Nov. 24, 2004                                                          0.02440
Dec. 22, 2004                                                          0.02950
Jan. 27, 2005                                                          0.02467
Feb. 24, 2005                                                          0.02434
March 30, 2005                                                         0.02661
April 28, 2005                                                         0.02805
May 26, 2005                                                           0.02828
June 29, 2005                                                          0.02857
July 28, 2005                                                          0.03132
Total distributions                                                   $0.31248

--------------------------------------------------------------------------------
40 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
41 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

                                                      Beginning            Ending              Expenses
                                                     account value      account value        paid during       Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class A
     Actual(b)                                          $1,000            $1,004.70            $4.67(c)            .95%
     Hypothetical (5% return before expenses)           $1,000            $1,019.86            $4.71(c)            .95%
Class B
     Actual(b)                                          $1,000            $1,001.00            $8.34(c)           1.70%
     Hypothetical (5% return before expenses)           $1,000            $1,016.18            $8.40(c)           1.70%
Class C
     Actual(b)                                          $1,000            $1,001.00            $8.39(c)           1.71%
     Hypothetical (5% return before expenses)           $1,000            $1,016.13            $8.45(c)           1.71%
Class I
     Actual(b)                                          $1,000            $1,006.00            $3.34(c)            .68%
     Hypothetical (5% return before expenses)           $1,000            $1,021.19            $3.37(c)            .68%
Class Y
     Actual(b)                                          $1,000            $1,006.60            $3.79(c)            .77%
     Hypothetical (5% return before expenses)           $1,000            $1,020.74            $3.82(c)            .77%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +0.47% for Class A, +0.10% for Class B, +0.10% for Class C, +0.60% for Class I and +0.66% for Class Y.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.89% for Class A; 1.65% for Class B; 1.66% for Class C; 0.59% for Class I and 0.73% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended July 31, 2005, the actual expenses paid would have been $4.37 for Class A, $8.10 for Class B, $8.14 for Class C, $2.90 for Class I and $3.59 for Class Y; the hypothetical expenses paid would have been $4.41 for Class A, $8.16 for Class B, $8.21 for Class C, $2.92 for Class I and $3.62 for Class Y.

--------------------------------------------------------------------------------
42 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                      Position held     Principal occupation   Other directorships
                                        with Fund and     during past five
                                        length of         years
                                        service
--------------------------------------- ----------------- ---------------------- --------------------------------
Arne H. Carlson                         Board member      Chair, Board
901 S. Marquette Ave.                   since 1999        Services Corporation
Minneapolis, MN 55402                                     (provides
Age 70                                                    administrative
                                                          services to boards).
                                                          Former Governor
                                                          of Minnesota
--------------------------------------- ----------------- ---------------------- --------------------------------
Philip J. Carroll, Jr.                  Board member      Retired Chairman and   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                   since 2002        CEO, Fluor Corporation Materials Company, Inc.
Minneapolis, MN 55402                                     (engineering and       (construction
Age 67                                                    construction) since     materials/chemicals)
                                                          1998
--------------------------------------- ----------------- ---------------------- --------------------------------
Livio D. DeSimone*                      Board member      Retired Chair of the   Cargill, Incorporated
30 Seventh Street East                  since 2001        Board and              (commodity merchants and
Suite 3050 St. Paul, MN                                   Chief Executive        processors), General Mills,
55101-4901                                                Officer, Minnesota     Inc. (consumer foods), Vulcan
Age 71                                                    Mining and             Materials Company (construction
                                                          Manufacturing (3M)     materials/chemicals), Milliken &
                                                                                 Company (textiles and chemicals),
                                                                                 and Nexia Biotechnologies, Inc.
--------------------------------------- ----------------- ---------------------- --------------------------------
Patricia M. Flynn                       Board member      Trustee Professor of   BostonFed Bancorp, Inc.
901 S. Marquette Ave.                   since 2004        Economics and          (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley    subsidiary Boston Federal
Age 54                                                    College since 2002;    Savings Bank
                                                          former Dean,
                                                          McCallum Graduate
                                                          School of Business,
                                                          Bentley College from
                                                          1999 to 2002
--------------------------------------- ----------------- ---------------------- --------------------------------
Anne P. Jones                           Board member      Attorney and
901 S. Marquette Ave.                   since 1985        Consultant
Minneapolis, MN 55402
Age 70
--------------------------------------- ----------------- ---------------------- --------------------------------
Stephen R. Lewis, Jr.                   Board member      Retired President      Valmont Industries, Inc.
901 S. Marquette Ave.                   since 2002        and Professor of       (manufactures irrigation
Minneapolis, MN 55402                                     Economics, Carleton    systems)
Age 66                                                    College
--------------------------------------- ----------------- ---------------------- --------------------------------

* Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

--------------------------------------------------------------------------------
43 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Catherine James Paglia                 Board member       Director, Enterprise   Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004         Asset Management,      (transportation, distribution
Minneapolis, MN 55402                                     Inc. (private real     and logistics consultants)
Age 52                                                    estate and asset
                                                          management company)
                                                          since 1999
-------------------------------------- ------------------ ---------------------- --------------------------------
Alan K. Simpson                        Board member       Former three-term
1201 Sunshine Ave.                     since 1997         United States
Cody, WY 82414                                            Senator for Wyoming
Age 73
-------------------------------------- ------------------ ---------------------- --------------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.                  since 2002         Executive Officer,
Minneapolis, MN 55402                                     RiboNovix, Inc.
Age 61                                                    since 2004;
                                                          President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ ---------------------- --------------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
William F. Truscott                    Board member       Senior Vice
53600 Ameriprise Financial Center      since 2001,        President - Chief
Minneapolis, MN 55474                  Vice President     Investment Officer
Age 44                                 since 2002         of Ameriprise
                                                          Financial, Inc. and
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2001. Former
                                                          Chief Investment
                                                          Officer and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ ---------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
44 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment
Minneapolis, MN 55474                                     Accounting,
Age 50                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate
                                                          Controller,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Paula R. Meyer                         President          Senior Vice President
596 Ameriprise Financial Center        since 2002         and General Manager -
Minneapolis, MN 55474                                     Mutual Funds,
Age 51                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002 and
                                                          Senior Vice
                                                          President,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2004; Vice
                                                          President and
                                                          Managing Director -
                                                          American Express
                                                          Funds, Ameriprise
                                                          Financial, Inc.,
                                                          2000-2002;
                                                          Vice President,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ ---------------------- --------------------------------
Beth E. Weimer                         Chief Compliance   Vice President and
172 Ameriprise Financial Center        Officer since      Chief Compliance
Minneapolis, MN 55474                  2004               Officer, Ameriprise
Age 52                                                    Financial, Inc.,
                                                          since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2005; Vice
                                                          President and
                                                          Chief Compliance
                                                          Officer, Ameriprise
                                                          Financial Services,
                                                          Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk
                                                          Services, 1998-2001
-------------------------------------- ------------------ ---------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
45 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On Feb. 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
46 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that while the Fund's expenses are relatively high for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
47 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended July 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Discovery Series, Inc. were as follows:

                        2005 - $99,000;                       2004 - $72,570

(b) Audit - Related Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Discovery Series, Inc. were as follows:

                        2005 - $229;                          2004 - $117

(c) Tax Fees. The fees paid for the years ended July 31, to KPMG LLP for tax compliance related services for AXP Discovery Series, Inc. were as follows:

                        2005 - $13,106;                       2004 - $9,540

(d) All Other Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Discovery Series, Inc. were as follows:

                        2005 - $1,334;                        2004 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended July 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - None;                          2004 - None

         The fees paid for the years ended July 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $38,450;                       2004 - $88,450

(h) 100% of the services performed in item (g) above during 2005 and 2004 were pre-approved by the audit committee.

 *2004 represents bills paid 8/1/03 - 7/31/04
  2005 represents bills paid 8/1/04 - 7/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Discovery Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          Oct. 3, 2005


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          Oct. 3, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          Oct. 3, 2005